UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21108

Pioneer Series Trust X

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: March 31, 2023

Date of reporting period: April 1, 2022 through March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Multi-Asset Ultrashort Income Fund
Annual Report  |  March 31, 2023

A: MAFRX	C: MCFRX	C2: MAUCX	K: MAUKX	Y: MYFRX

visit us: www.amundi.com/us

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
May 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/233

Portfolio Management Discussion  |  3/31/23
In the following interview, portfolio managers Jonathan Sharkey, Noah Funderburk, and Nicolas Pauwels discuss the factors that influenced the performance of Pioneer Multi-Asset Ultrashort Income Fund during the 12-month period ended March 31, 2023. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US); Mr. Funderburk, a senior vice president, Director of Securitized Credit, and a portfolio manager at Amundi US; and Mr. Pauwels, a vice president and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the 12-month period ended March 31, 2023?
A	Pioneer Multi-Asset Ultrashort Income Fund’s Class A shares returned 2.62% at net asset value (NAV) during the 12-month period ended March 31, 2023, while the Fund’s benchmark, the ICE Bank of America (ICE BofA) US 3-Month Treasury Bill Index, returned 2.50%. During the same period, the average return of the 237 mutual funds in Morningstar’s Ultrashort Bond category was 1.89%.
Q	Can you describe the market environment for fixed-income investors over the 12-month period ended March 31, 2023?
A	Entering the reporting period, geopolitical developments weighed heavily on investors’ appetites for riskier assets, such as stocks and corporate bonds. These included Russia’s ongoing war against Ukraine and the shuttering of China’s economy, as the Chinese government implemented strict lockdowns in major cities as part of its “Zero-COVID” policy. Both crises served to exacerbate ongoing supply-chain pressures and threaten the global economic growth outlook.
At the same time, we began experiencing high levels of inflation not seen in roughly 40 years. The US consumer price index (CPI) began to post year-over-year increases in excess of 8% beginning with the March 2022 readout, and peaked at over 9% in June 2022. By the late spring of 2022, investors began speculating as to whether the US Federal Reserve (Fed) would be able to achieve a “soft landing,” in which economic growth slows yet remains positive as inflation is brought under control. With inflation a key concern among market participants, as well as the Fed’s
4Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

response to it, and the pace of economic growth, returns for riskier assets turned deeply negative by mid-2022.
The Fed would aggressively increase interest rates between May and September 2022, bringing the target range for the federal funds rate up to 3.00% ‒ 3.25%, in sharp contrast to the 0.25% ‒ 0.50% target range at the beginning of the second calendar quarter of 2022 (April). US Treasury yields moved sharply higher in response to the Fed’s determined stance, and the yield curve became inverted as the market began anticipating a recession. (A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. An inverted yield curve represents a situation where yields on longer-term debt instruments are lower than the yields on shorter-term debt instruments.)
Towards the end of 2022, with inflation beginning to show signs of modest easing, investors began to anticipate a pivot by the Fed to a more “dovish” stance on monetary policy, despite another increase to the federal funds rate target range of 75 basis point (bps) in early November. (A basis point is equal to 1/100th of a percentage point.) However, in December, the markets soon turned their attention to the potential recessionary effects of the higher-interest-rate regime put in place by the Fed, which led riskier assets to retrace some of the gains they had realized during a brief rally early in the fourth quarter. The Fed implemented a more modest 50 bps increase to the federal funds target range at its December meeting, leaving the target range at 4.25% ‒ 4.50% at the end of 2022, its highest level since the fall of 2007.
Entering the new calendar year, riskier assets rallied again, amid renewed investor optimism that the Fed and other leading central banks were poised to stop raising interest rates. January 2023 saw Treasury yields pull back from their more recent highs on the outlook for a potential easing of monetary policy. That, in turn, boosted performance for bonds in general. In addition, the reopening of China’s economy as the government unwound its “Zero-COVID” policy helped ease concerns about slowing global economic growth. Against this backdrop, areas of the market that had lagged during the 2022 sell-offs, such as growth stocks and corporate credit, outperformed. On February 1, 2023, the Fed
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/235

once again raised the federal funds target range, this time by a less aggressive 25 bps, bringing the target to 4.50% ‒ 4.75%.
In March, however, the failure of three US banks and the collapse of European banking giant Credit Suisse raised fears of a financial crisis. In response, the Fed implemented a new lending program to support bank liquidity, while market participants began to anticipate interest-rate cuts by the Fed over the second half of the calendar year. The prospect of a more dovish stance on monetary policy and a “flight to safety” by investors in the wake of the banking-system issues drove Treasury yields sharply lower, which in turn lent support to bond-market returns. At its March 23 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% ‒ 5.00%. The financial markets viewed the latest rate increase as an indication that the Fed believed the financial system, overall, remained on solid footing. As of March 31, 2023, the yield on the one-year Treasury note closed at 4.64%, versus 1.63% 12 months earlier.
Q	Can you review your principal investment strategies during the 12-month period ended March 31, 2023, and how the strategies affected the Fund’s benchmark-relative performance?
A	The largest positive contributors to the Fund’s benchmark-relative performance during the period came from the portfolio’s exposures to securitized assets, including credit-risk-transfer issues (CRTs) within the residential mortgage-backed securities (RMBS) segment, asset-backed securities (ABS), and collateralized loan obligation (CLOs). (CRTs are securities that transfer a portion of the risk associated with credit losses within pools of conventional residential mortgage loans from the government-sponsored entities, or GSEs, Fannie Mae and Freddie Mac, to the private sector.) The performance of securitized assets generally lagged the rally in corporate credit at the end of 2022, but began to close the gap over the first quarter of 2023.
Exposures to investment-grade corporate bonds within the financials sector, despite a volatile month of March (2023), made the next-largest positive contribution to the Fund’s relative returns for the 12-mont period. Within the banking segment, we have heavily favored investments in shorter-maturity bonds
6Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

issued by large, diversified, multinational institutions. Additional positive contributions to the Fund’s relative returns came from holdings of industrial and utilities issues within the portfolio’s investment-grade corporates allocation. Finally, the Fund’s modest position in insurance-linked securities (ILS) proved additive to relative results.
The largest detractor from the Fund’s benchmark-relative performance for the 12-month period was the portfolio’s allocation to commercial MBS (CMBS), as an expected contraction in bank lending weighed on investors’ sentiment towards the commercial real estate market. A modest allocation to floating-rate bank loans also detracted from relative returns during the period.
Q	Can you discuss the factors that affected the Fund’s income generation, or distributions* to shareholders, either positively or negatively, during the 12-month period ended March 31, 2023?
A	Credit spreads widened over the period, which led to an increase in the Fund’s monthly distribution rate. We believe the income-generation of the Fund has remained attractive. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Q	Did the Fund have any exposure to derivative securities during the 12-month period ended March 31, 2023?
A	We have invested the Fund in certain derivative instruments as a potential hedge against interest-rate risk on some of the portfolio’s positions, such as agency MBS and ABS, but the investments have typically amounted to a very small portion of the Fund’s invested assets/notional value. During the 12-month period, the Fund had a small allocation to US Treasury futures, which had no material effect on performance.
Q	What is your assessment of the current investment climate for the Fund?
A	We believe the recent banking-system stress has clearly softened the outlook for the US economy. The actions of the US Treasury,
*	Distributions are not guaranteed.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/237

Federal Deposit Insurance Corporation (FDIC), and the Fed at the onset of the difficulties seemed designed, in our view, to serve as a firewall to help control additional deposit runs and prevent systemic contagion that could lead to a sudden credit crunch, as experienced in 2008. So far, we believe the measures appear to have been successful, as investors’ focus has shifted from “who is next?” to “what are the medium-term, systemic effects?”
With respect to the latter question, we believe, over the intermediate-term, bank lending and credit conditions are likely to tighten as regional banks strive to boost balance-sheet liquidity, absorb the higher costs of attracting deposits with the rise in short-term interest rates, and consider the stability of their funding sources. In the coming months, we expect bank regulators will be closely scrutinizing the susceptibility of banks to “deposit flight”; and, over the longer term, we believe it is likely that regional banks will face higher regulatory capital and liquidity requirements.
In our view, a slowdown in lending by regional banks will be negative for economic growth, and makes a recession likely in the second half of 2023, unless the Federal Open Market Committee (FOMC) significantly eases monetary policy, and relatively soon. Given the Fed’s emphasis on bringing down persistently sticky domestic inflation, which is usually a lagging indicator, we suspect that the Fed could be too slow to cut rates to prevent a recession.
8Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Please refer to the Schedule of Investments on pages 21-85 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Pioneer Multi-Asset Ultrashort Income (“MAUI”) Fund has the ability to invest in a wide variety of debt securities.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.
The Fund may invest in underlying funds, including ETFs. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.
The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value.
The Fund may use derivatives, such as options, futures, inverse-floating-rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.
The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
The Fund may invest in subordinated securities, which may be proportionately adversely affected by a default or even a perceived decline creditworthiness of the issuer.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/239

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the Issuer’s obligations or may be difficult to liquidate.
The Fund may invest in insurance-linked securities (ILS). The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of a trigger event that leads to physical or economic loss. ILS may expose the Fund to issuer (credit) default, liquidity, and other risks.
The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.
Investments in equity securities are subject to price fluctuation.
International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.
Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities falls.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
High-yield bonds possess greater price volatility, illiquidity, and possibility of default.
There may be insufficient or illiquid collateral securing the floating-rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.
The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Amundi US normally seeks to avoid receiving material, non-public information.
Multi-Asset Ultrashort Income Fund is not a money market fund. These risks may increase share price volatility.
10Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.
Please see the prospectus for a more complete discussion of the Fund’s risks.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2311

Portfolio Summary  |  3/31/23
Portfolio Diversification

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Federal National Mortgage Association, 6.00%, 4/15/53 (TBA)	0.87%
2.	Standard Chartered Plc, 6.589% (SOFR + 174 bps), 3/30/26 (144A)	0.64
3.	Federal National Mortgage Association, 4.50%, 4/15/53 (TBA)	0.62
4.	Royal Bank of Canada, 4.908% (SOFR + 30 bps), 1/19/24	0.60
5.	Goldman Sachs Group, Inc., 5.305% (SOFR + 50 bps), 9/10/24	0.57
6.	Radnor Re, Ltd., Series 2021-1, Class M1C, 7.26% (SOFR30A + 270 bps), 12/27/33 (144A)	0.55
7.	Daimler Trucks Finance North America LLC, 5.526% (SOFR + 100 bps), 4/5/24 (144A)	0.55
8.	Gracie Point International Funding, Series 2022-1A, Class A, 6.871% (SOFR30A + 225 bps), 4/1/24 (144A)	0.54
9.	Wells Fargo & Co., 5.956% (SOFR + 132 bps), 4/25/26	0.53
10.	Purchasing Power Funding LLC, Series 2021-A, Class A, 1.57%, 10/15/25 (144A)	0.52

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Prices and Distributions  |  3/31/23
Net Asset Value per Share
Class	3/31/23	3/31/22
A	$9.53	$9.61
C	$9.53	$9.61
C2	$9.53	$9.62
K	$9.56	$9.64
Y	$9.54	$9.63

Distributions per Share: 4/1/22 - 3/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.3263	$—	$—
C	$0.2953	$—	$—
C2	$0.2977	$—	$—
K	$0.3493	$—	$—
Y	$0.3418	$—	$—
The ICE Bank of America U.S. 3-Month Treasury Bill Index measures the performance of a single issue of outstanding Treasury bills which mature closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month, that issue is sold and rolled into a newly selected issue. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14 - 18.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2313

Performance Update | 3/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. 3-Month Treasury Bill Index.
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	ICE BofA U.S. 3-Month Treasury Bill Index
10 Years	1.30%	0.87%
5 Years	1.42	1.41
1 Year	2.62	2.50
Expense Ratio (Per prospectus dated August 1, 2022)
Gross
0.59%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share.
All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Performance Update | 3/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. 3-Month Treasury Bill Index.
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	ICE BofA U.S. 3-Month Treasury Bill Index
10 Years	0.99%	0.87%
5 Years	1.13	1.41
1 Year	2.29	2.50
Expense Ratio (Per prospectus dated August 1, 2022)
Gross
0.91%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2315

Performance Update | 3/31/23	Class C2 Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. 3-Month Treasury Bill Index.
Average Annual Total Returns (As of March 31, 2023)
Period	If Held	If Redeemed	ICE BofA U.S. 3-Month Treasury Bill Index
10 Years	1.00%	1.00%	0.87%
5 Years	1.14	1.14	1.41
1 Year	2.21	1.22	2.50
Expense Ratio (Per prospectus dated August 1, 2022)
Gross
0.88%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percentage change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund’s Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Performance Update | 3/31/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. 3-Month Treasury Bill Index.
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	ICE BofA U.S. 3-Month Treasury Bill Index
10 Years	1.56%	0.87%
5 Years	1.71	1.41
1 Year	2.86	2.50
Expense Ratio (Per prospectus dated August 1, 2022)
Gross
0.36%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2317

Performance Update | 3/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. 3-Month Treasury Bill Index.
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	ICE BofA U.S. 3-Month Treasury Bill Index
10 Years	1.45%	0.87%
5 Years	1.59	1.41
1 Year	2.67	2.50
Expense Ratio (Per prospectus dated August 1, 2022)
Gross
0.44%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
18Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income Fund
Based on actual returns from October 1, 2022 through March 31, 2023.
Share Class	A	C	C2	K	Y
Beginning Account Value on 10/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 3/31/23	$1,028.90	$1,026.20	$1,026.30	$1,030.10	$1,028.60
Expenses Paid During Period*	$3.04	$4.65	$4.60	$1.92	$2.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.60%, 0.92%, 0.91%, 0.38%, and 0.45% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reﬂect the one-half year period).
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2319

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2022 through March 31, 2023.
Share Class	A	C	C2	K	Y
Beginning Account Value on 10/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 3/31/23	$1,021.94	$1,020.34	$1,020.39	$1,023.04	$1,022.69
Expenses Paid During Period*	$3.02	$4.63	$4.58	$1.92	$2.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.60%, 0.92%, 0.91%, 0.38%, and 0.45% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reﬂect the one-half year period).
20Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Schedule of Investments  |  3/31/23
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 97.7%
	Senior Secured Floating Rate Loan Interests — 2.2% of Net Assets*(a)
	Advertising Sales — 0.1%
965,000	Clear Channel Outdoor Holdings, Inc., Term B Loan, 8.325% (Term SOFR + 350 bps), 8/21/26	$ 902,124
1,475,298	Outfront Media Capital LLC (Outfront Media Capital Corporation), Extended Term Loan, 6.59% (LIBOR + 175 bps), 11/18/26	1,453,169
	Total Advertising Sales	$2,355,293

	Advertising Services — 0.0%†
740,625	Dotdash Meredith, Inc., Term Loan B, 8.765% (Term SOFR + 400 bps), 12/1/28	$ 670,266
	Total Advertising Services	$670,266

	Aerospace & Defense — 0.0%†
1,462,500	ADS Tactical, Inc., Initial Term Loan, 10.59% (LIBOR + 575 bps), 3/19/26	$ 1,349,156
	Total Aerospace & Defense	$1,349,156

	Auto Parts & Equipment — 0.0%†
488,377	IXS Holdings, Inc., Initial Term Loan, 9.479% (Term SOFR + 425 bps), 3/5/27	$ 405,963
	Total Auto Parts & Equipment	$405,963

	Auto-Truck Trailers — 0.0%†
1,485,000	Novae LLC, Tranche B Term Loan, 9.696% (Term SOFR + 500 bps), 12/22/28	$ 1,286,381
	Total Auto-Truck Trailers	$1,286,381

	Batteries/Battery Systems — 0.0%†
656,875	Energizer Holdings, Inc., 2020 Term Loan, 7.116% (Term SOFR + 225 bps), 12/22/27	$ 653,180
	Total Batteries/Battery Systems	$653,180

	Building & Construction — 0.0%†
1,229,940	Service Logic Acquisition, Inc., First Lien Closing Date Initial Term Loan, 8.825% (LIBOR + 400 bps), 10/29/27	$ 1,214,566
	Total Building & Construction	$1,214,566

	Building & Construction Products — 0.0%†
490,000	Cornerstone Building Brands, Inc., Tranche B Term Loan, 7.934% (LIBOR + 325 bps), 4/12/28	$ 434,875
	Total Building & Construction Products	$434,875

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2321

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Building Production — 0.0%†
500,000(b)	Koppers Inc., Term Loan, 3/8/30	$ 491,250
	Total Building Production	$491,250

	Cable & Satellite Television — 0.1%
2,946,701	Charter Communications Operating LLC, Term B-2 Loan, 6.557% (Term SOFR + 175 bps), 2/1/27	$ 2,923,681
987,500	Radiate Holdco LLC, Amendment No. 6 Term Loan, 8.09% (LIBOR + 325 bps), 9/25/26	812,219
1,025,000	Virgin Media Bristol LLC, Facility Q, 7.934% (LIBOR + 325 bps), 1/31/29	1,016,580
	Total Cable & Satellite Television	$4,752,480

	Casino Services — 0.1%
1,600,946	Flutter Entertainment Plc, USD Term Loan, 7.409% (LIBOR + 225 bps), 7/21/26	$ 1,601,947
	Total Casino Services	$1,601,947

	Cellular Telecom — 0.0%†
1,231,250	Xplornet Communications, Inc., First Lien Refinancing Term Loan, 8.84% (LIBOR + 400 bps), 10/2/28	$ 1,000,237
	Total Cellular Telecom	$1,000,237

	Chemicals-Diversified — 0.1%
2,554,500	Mativ Holdings, Inc., Term B Loan, 8.625% (Term SOFR + 375 bps), 4/20/28	$ 2,484,251
	Total Chemicals-Diversified	$2,484,251

	Chemicals-Specialty — 0.1%
982,500	INEOS Styrolution Group GmbH, 2026 Tranche B Dollar Term Loan, 7.59% (Term SOFR + 275 bps), 1/29/26	$ 974,210
987,500	Olympus Water US Holding Corp., Initial Dollar Term Loan, 8.938% (LIBOR + 375 bps), 11/9/28	936,890
1,719,380	Tronox Finance LLC, First Lien Refinancing Term Loan, 7.075% (LIBOR + 225 bps), 3/10/28	1,684,993
	Total Chemicals-Specialty	$3,596,093

	Commercial Services — 0.1%
505,484	CoreLogic, Inc. (fka First American Corporation), First Lien Initial Term Loan, 8.375% (LIBOR + 350 bps), 6/2/28	$ 432,505
The accompanying notes are an integral part of these financial statements.
22Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Commercial Services — (continued)
470,250	Pre-Paid Legal Services, Inc., First Lien Initial Term Loan, 8.591% (LIBOR + 375 bps), 12/15/28	$ 463,843
1,760,527	Trans Union LLC, 2019 Replacement Term B-5 Loan, 6.59% (LIBOR + 175 bps), 11/16/26	1,749,838
	Total Commercial Services	$2,646,186

	Computer Data Security — 0.1%
1,234,375	Magenta Buyer LLC, First Lien Initial Term Loan, 9.58% (LIBOR + 475 bps), 7/27/28	$ 1,018,359
691,228	Vision Solutions, Inc. (Precisely Software Incorporated), First Lien Third Amendment Term Loan, 8.818% (LIBOR + 400 bps), 4/24/28	612,169
	Total Computer Data Security	$1,630,528

	Computer Software — 0.0%†
495,000	Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 8.59% (LIBOR + 375 bps), 10/16/28	$ 458,494
392,000	Rackspace Technology Global, Inc., First Lien 2021 Term B Loan, 7.595% (LIBOR + 275 bps), 2/15/28	211,680
	Total Computer Software	$670,174

	Consulting Services — 0.0%†
923,400	MAG DS Corp., Initial Term Loan, 10.498% (Term SOFR + 550 bps), 4/1/27	$ 849,528
	Total Consulting Services	$849,528

	Consumer Products — 0.0%†
490,000	Spectrum Brands, Inc., 2021 Term Loan, 6.96% (LIBOR + 200 bps), 3/3/28	$ 486,325
	Total Consumer Products	$486,325

	Containers-Paper & Plastic — 0.1%
2,827,375	Berry Global, Inc., Term Z Loan, 6.51% (LIBOR + 175 bps), 7/1/26	$ 2,822,074
1,476,313	ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 7.959% (LIBOR + 375 bps), 11/3/25	1,450,477
	Total Containers-Paper & Plastic	$4,272,551

	Cruise Lines — 0.1%
1,458,750	Carnival Corp., Initial Advance, 7.84% (LIBOR + 300 bps), 6/30/25	$ 1,443,433
	Total Cruise Lines	$1,443,433

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2323

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Diagnostic Equipment — 0.0%†
1,468,837	Curia Global, Inc., First Lien 2021 Term Loan, 8.526% (Term SOFR + 375 bps), 8/30/26	$ 1,262,282
	Total Diagnostic Equipment	$1,262,282

	Direct Marketing — 0.0%†
582,726	Red Ventures, LLC (New Imagitas, Inc.), First Lien Term B-4 Loan, 7.807% (Term SOFR + 300 bps), 3/3/30	$ 578,719
	Total Direct Marketing	$578,719

	Disposable Medical Products — 0.1%
992,500	Medline Borrower, LP, Initial Dollar Term Loan, 8.09% (LIBOR + 325 bps), 10/23/28	$ 968,860
900,000	Sotera Health Holdings LLC, First Lien Refinancing Loan, 7.575% (Term SOFR + 275 bps), 12/11/26	870,187
	Total Disposable Medical Products	$1,839,047

	E-Commerce — 0.0%†
491,250	CNT Holdings I Corp., First Lien Initial Term Loan, 8.125% (Term SOFR + 350 bps), 11/8/27	$ 483,636
	Total E-Commerce	$483,636

	Electric-Generation — 0.0%†
886,132	Eastern Power LLC (Eastern Covert Midco LLC), Term Loan, 8.909% (LIBOR + 375 bps), 10/2/25	$ 821,888
550,134	Vistra Operations Company LLC (fka Tex Operations Company LLC), 2018 Incremental Term Loan, 6.459% (LIBOR + 175 bps), 12/31/25	547,841
	Total Electric-Generation	$1,369,729

	Electric-Integrated — 0.0%†
479,452	Pike Corp., 2028 Initial Term Loan, 7.85% (LIBOR + 300 bps), 1/21/28	$ 476,884
	Total Electric-Integrated	$476,884

	Entertainment Software — 0.0%†
835,125	Playtika Holding Corp., Term B-1 Loan, 7.59% (LIBOR + 275 bps), 3/13/28	$ 830,800
	Total Entertainment Software	$830,800

	Finance-Investment Banker — 0.1%
1,461,313	Citadel Securities LP, 2021 Term Loan, 7.422% (Term SOFR + 250 bps), 2/2/28	$ 1,451,084
931,000	Hudson River Trading LLC, Term Loan, 7.921% (Term SOFR + 300 bps), 3/20/28	875,140
	Total Finance-Investment Banker	$2,326,224

The accompanying notes are an integral part of these financial statements.
24Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Finance-Leasing Company — 0.1%
1,225,559	Avolon TLB Borrower 1 (US) LLC, 2021 Term B-5 Loan, 7.011% (LIBOR + 225 bps), 12/1/27	$ 1,228,316
1,343,926	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 6.262% (LIBOR + 150 bps), 2/12/27	1,336,535
1,517,397	Castlelake Aviation One Designated Activity Company, 2023 Incremental Term Loan, 7.783% (Term SOFR + 275 bps), 10/22/27	1,497,797
	Total Finance-Leasing Company	$4,062,648

	Food-Wholesale & Distributions — 0.0%†
834,167	US Foods, Inc. (aka U.S. Foodservice, Inc.), Incremental B-2019 Term Loan, 6.907% (Term SOFR + 200 bps), 9/13/26	$ 831,400
	Total Food-Wholesale & Distributions	$831,400

	Footwear & Related Apparel — 0.1%
2,512,500	Crocs, Inc., Term Loan, 8.407% (Term SOFR + 350 bps), 2/20/29	$ 2,508,239
	Total Footwear & Related Apparel	$2,508,239

	Gambling (Non-Hotel) — 0.0%†
990,000	Bally's Corp., Term B Facility Loan, 7.959% (LIBOR + 325 bps), 10/2/28	$ 948,173
	Total Gambling (Non-Hotel)	$948,173

	Home Furnishings — 0.0%†
985,000	Herman Miller, Inc. , Initial Term B Loan, 6.922% (Term SOFR + 200 bps), 7/19/28	$ 962,837
	Total Home Furnishings	$962,837

	Independent Power Producer — 0.0%†
734,312	Calpine Construction Finance Company, L.P., Term B Loan, 6.84% (LIBOR + 200 bps), 1/15/25	$ 734,485
477,250	EFS Cogen Holdings I LLC, Term B Advance, 8.66% (LIBOR + 350 bps), 10/1/27	465,915
	Total Independent Power Producer	$1,200,400

	Internet Security — 0.0%†
932,249	NortonLifeLock, Inc., Term Loan B, 6.907% (Term SOFR + 200 bps), 9/12/29	$ 923,043
	Total Internet Security	$923,043

	Investment Management & Advisory Services — 0.1%
985,000	Edelman Financial Engines Center LLC, First Lien 2021 Initial Term Loan, 8.59% (LIBOR + 375 bps), 4/7/28	$ 952,782
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2325

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Investment Management & Advisory Services — (continued)
990,000	LHS Borrower LLC, Initial Term Loan, 9.657% (Term SOFR + 475 bps), 2/16/29	$ 804,375
1,487,415	Russell Investments US Institutional Holdco, Inc., 2025 Term Loan, 8.331% (LIBOR + 350 bps), 5/30/25	1,460,765
	Total Investment Management & Advisory Services	$3,217,922

	Lasers-System & Components — 0.1%
2,395,536	Coherent Corp., Initial Term B Loan, 7.672% (Term SOFR + 275 bps), 7/2/29	$ 2,377,569
	Total Lasers-Syst/Components	$2,377,569

	Machinery-Pumps — 0.0%†
1,011,480	Circor International, Inc., Initial Term Loan, 10.34% (LIBOR + 550 bps), 12/20/28	$ 1,003,894
	Total Machinery-Pumps	$1,003,894

	Medical Information Systems — 0.0%†
663,600	athenahealth Group, Inc., Initial Term Loan, 8.259% (Term SOFR + 350 bps), 2/15/29	$ 619,139
	Total Medical Information Systems	$619,139

	Medical Labs & Testing Services — 0.1%
183,640	Envision Healthcare Corp., First Out Term Loan, 12.923% (Term SOFR + 788 bps), 3/31/27	$ 160,685
1	Envision Healthcare Corp., Second Out Term Loan, 9.148% (Term SOFR + 425 bps), 3/31/27	—
1,558,500	Envision Healthcare Corp., Third Out Term Loan, 8.648% (Term SOFR + 375 bps), 3/31/27	268,841
1,785,527	Phoenix Guarantor Inc., First Lien Tranche B-1 Term Loan, 8.09% (LIBOR + 325 bps), 3/5/26	1,742,843
1,228,125	Phoenix Guarantor Inc., First Lien Tranche B-3 Term Loan, 8.34% (LIBOR + 350 bps), 3/5/26	1,198,766
1,329,750	U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 8.912% (LIBOR + 425 bps), 10/1/28	1,284,158
	Total Medical Labs & Testing Services	$4,655,293

	Medical Products — 0.1%
1,466,058	NMN Holdings III Corp., First Lien Closing Date Term Loan, 8.591% (LIBOR + 375 bps), 11/13/25	$ 1,260,810
314,895	NMN Holdings III Corp., First Lien Delayed Draw Term Loan, 8.59% (LIBOR + 375 bps), 11/13/25	270,022
	Total Medical Products	$1,530,832

The accompanying notes are an integral part of these financial statements.
26Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Medical-Drugs — 0.0%†
800,000	Padagis LLC, Term B Loan, 9.538% (LIBOR + 475 bps), 7/6/28	$ 736,000
	Total Medical-Drugs	$736,000

	Medical-Hospitals — 0.0%†
1,287,000	EyeCare Partners LLC, First Lien Amendment No. 1 Term Loan, 8.59% (LIBOR + 375 bps), 11/15/28	$ 1,051,318
	Total Medical-Hospitals	$1,051,318

	Metal Processors & Fabrication — 0.0%†
331,728	WireCo WorldGroup, Inc., Initial Term Loan, 9.063% (LIBOR + 425 bps), 11/13/28	$ 329,032
	Total Metal Processors & Fabrication	$329,032

	Networking Products — 0.0%†
1,159	GoTo Group, Inc., First Lien Initial Term Loan, 9.59% (LIBOR + 475 bps), 8/31/27	$ —
	Total Networking Products	$—

	Non-hazardous Waste Disposal — 0.0%†
736,875	WIN Waste Innovations Holdings Inc., Initial Term Loan, 7.672% (Term SOFR + 275 bps), 3/24/28	$ 700,339
	Total Non-hazardous Waste Disposal	$700,339

	Office Automation & Equipment — 0.0%†
1,068,200	Pitney Bowes, Inc., Refinancing Tranche B Term Loan, 8.922% (Term SOFR + 400 bps), 3/17/28	$ 1,026,807
	Total Office Automation & Equipment	$1,026,807

	Physical Practice Management — 0.0%†
872,325	Team Health Holdings, Inc., Extended Term Loan, 10.057% (Term SOFR + 525 bps), 3/2/27	$ 609,173
	Total Physical Practice Management	$609,173

	Private Equity — 0.0%†
743,302	Victory Capital Holdings, Inc., Tranche B-2 Term Loan, 6.954% (Term SOFR + 225 bps), 7/1/26	$ 738,308
	Total Private Equity	$738,308

	Property & Casualty Insurance — 0.1%
1,170,403	Asurion LLC, New B-8 Term Loan, 8.091% (LIBOR + 325 bps), 12/23/26	$ 1,091,401
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2327

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Property & Casualty Insurance — (continued)
980,000	Asurion LLC, New B-9 Term Loan, 8.09% (LIBOR + 325 bps), 7/31/27	$ 901,600
2,648,384	Asurion, LLC, New B-11 Term Loan, 9.157% (Term SOFR + 425 bps), 8/19/28	2,460,791
	Total Property & Casualty Insurance	$4,453,792

	Protection-Safety — 0.0%†
911,903	Prime Security Services Borrower LLC, First Lien 2021 Refinancing Term B-1 Loan, 7.517% (LIBOR + 275 bps), 9/23/26	$ 910,136
	Total Protection-Safety	$910,136

	Publishing — 0.0%†
995,000	Houghton Mifflin Harcourt Company, First Lien Term B Loan, 10.157% (Term SOFR + 525 bps), 4/9/29	$ 894,567
	Total Publishing	$894,567

	Racetracks — 0.0%†
490,000	Churchill Downs Inc., 2021 Incremental Term B Loan, 6.85% (LIBOR + 200 bps), 3/17/28	$ 487,550
	Total Racetracks	$487,550

	Recreational Centers — 0.0%†
1,220,288	Fitness International LLC, Term B Loan, 8.076% (Term SOFR + 325 bps), 4/18/25	$ 1,169,189
	Total Recreational Centers	$1,169,189

	Rental Auto & Equipment — 0.1%
1,940,653	Avis Budget Car Rental LLC, New Tranche B Term Loan, 6.60% (LIBOR + 175 bps), 8/6/27	$ 1,911,543
	Total Rental Auto & Equipment	$1,911,543

	Retail — 0.1%
1,143,333	Highline Aftermarket Acquisition LLC, First Lien Initial Term Loan, 9.34% (LIBOR + 450 bps), 11/9/27	$ 1,103,317
961,912	Petco Health & Wellness Co., Inc., First Lien Initial Term Loan, 8.41% (Term SOFR + 325 bps), 3/3/28	945,937
738,750	PetSmart LLC, Initial Term Loan, 8.657% (Term SOFR + 375 bps), 2/11/28	733,979
737,324	RVR Dealership Holdings LLC, Term Loan, 8.554% (Term SOFR + 375 bps), 2/8/28	637,785
	Total Retail	$3,421,018

The accompanying notes are an integral part of these financial statements.
28Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Retail-Restaurants — 0.0%†
1,172,825	1011778 B.C. Unlimited Liability Co., Term B-4 Loan, 6.59% (LIBOR + 175 bps), 11/19/26	$ 1,161,976
	Total Retail-Restaurants	$1,161,976

	Security Services — 0.1%
1,970,000	Allied Universal Holdco LLC (f/k/a USAGM Holdco LLC), Initial U.S. Dollar Term Loan, 8.657% (Term SOFR + 375 bps), 5/12/28	$ 1,872,731
1,500,000	Garda World Security Corp., Term B-2 Loan, 9.109% (Term SOFR + 425 bps), 10/30/26	1,490,000
	Total Security Services	$3,362,731

	Soap & Cleaning Preparation — 0.0%†
987,500	Knight Health Holdings LLC, Term B Loan, 10.09% (LIBOR + 525 bps), 12/23/28	$ 522,141
	Total Soap & Cleaning Preparation	$522,141

	Telephone-Integrated — 0.1%
1,867,211	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 6.672% (Term SOFR + 175 bps), 3/1/27	$ 1,575,071
	Total Telephone-Integrated	$1,575,071

	Textile-Home Furnishings — 0.0%†
1,782,000	Runner Buyer, Inc., Initial Term Loan, 10.454% (LIBOR + 550 bps), 10/20/28	$ 1,345,410
	Total Textile-Home Furnishings	$1,345,410

	Transportation - Trucks — 0.0%†
1,477,500	Carriage Purchaser, Inc., Term B Loan, 9.09% (LIBOR + 425 bps), 9/30/28	$ 1,419,093
	Total Transportation - Trucks	$1,419,093

	Total Senior Secured Floating Rate Loan Interests (Cost $102,602,971)	$96,128,567

	Asset Backed Securities — 28.4% of Net Assets
69,681(a)	321 Henderson Receivables I LLC, Series 2004-A, Class A1, 5.034% (1 Month USD LIBOR + 35 bps), 9/15/45 (144A)	$ 68,954
14,028(a)	321 Henderson Receivables I LLC, Series 2006-1A, Class A1, 4.884% (1 Month USD LIBOR + 20 bps), 3/15/41 (144A)	14,007
433,747(a)	321 Henderson Receivables I LLC, Series 2006-2A, Class A1, 4.884% (1 Month USD LIBOR + 20 bps), 6/15/41 (144A)	423,354
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2329

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
504,211(a)	321 Henderson Receivables I LLC, Series 2006-3A, Class A1, 4.884% (1 Month USD LIBOR + 20 bps), 9/15/41 (144A)	$ 489,522
955,016(a)	321 Henderson Receivables LLC, Series 2005-1A, Class A1, 4.914% (1 Month USD LIBOR + 23 bps), 11/15/40 (144A)	933,934
3,550,000(a)	522 Funding CLO, Ltd., Series 2020-6A, Class X, 5.915% (3 Month USD LIBOR + 110 bps), 10/23/34 (144A)	3,547,504
3,000,000(a)	ABPCI Direct Lending Fund CLO V Ltd., Series 2019-5A, Class CR, 9.008% (3 Month USD LIBOR + 420 bps), 4/20/31 (144A)	2,716,767
5,000,000(a)	ABPCI Direct Lending Fund CLO X LP, Series 2020-10A, Class A1A, 6.758% (3 Month USD LIBOR + 195 bps), 1/20/32 (144A)	4,950,370
1,687,336	ACC Auto Trust, Series 2021-A, Class A, 1.08%, 4/15/27 (144A)	1,674,160
12,611,000	ACC Auto Trust, Series 2021-A, Class B, 1.79%, 4/15/27 (144A)	12,280,266
2,105,322	ACC Auto Trust, Series 2022-A, Class A, 4.58%, 7/15/26 (144A)	2,072,241
2,000,000	ACC Auto Trust, Series 2022-A, Class D, 10.07%, 3/15/29 (144A)	1,922,502
2,393,804	ACHV ABS Trust, Series 2023-1PL, Class A, 6.42%, 3/18/30 (144A)	2,391,227
1,000,000	ACM Auto Trust, Series 2022-1A, Class C, 5.48%, 4/20/29 (144A)	989,845
4,562,000	ACM Auto Trust, Series 2022-1A, Class D, 8.58%, 4/20/29 (144A)	4,468,406
8,415,261	ACM Auto Trust, Series 2023-1A, Class A, 6.61%, 1/22/30 (144A)	8,404,661
7,750,000	ACM Auto Trust, Series 2023-1A, Class C, 8.59%, 1/22/30 (144A)	7,727,065
12,900,000(a)	ACRES Commercial Realty, Ltd., Series 2021-FL2, Class A, 6.109% (1 Month USD LIBOR + 140 bps), 1/15/37 (144A)	12,563,604
2,586,112(a)	Allegro CLO XIII, Ltd., Series 2021-1A, Class X, 5.808% (3 Month USD LIBOR + 100 bps), 7/20/34 (144A)	2,575,106
2,562,500(a)	Allegro CLO XIV, Ltd., Series 2021-2A, Class X, 5.792% (3 Month USD LIBOR + 100 bps), 10/15/34 (144A)	2,561,011
8,570,000	AM Capital Funding LLC, Series 2018-1, Class A, 4.98%, 12/15/23 (144A)	8,470,310
3,035,000	American Credit Acceptance Receivables Trust, Series 2020-3, Class E, 3.88%, 8/13/26 (144A)	2,974,284
The accompanying notes are an integral part of these financial statements.
30Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
8,599,535	American Credit Acceptance Receivables Trust, Series 2023-1, Class A, 5.45%, 9/14/26 (144A)	$ 8,579,783
6,500,000(a)	Americredit Automobile Receivables Trust, Series 2023-1, Class A2B, 5.288% (SOFR30A + 73 bps), 10/19/26	6,488,293
16,206(a)	Amortizing Residential Collateral Trust, Series 2002-BC5, Class M1, 5.88% (1 Month USD LIBOR + 103 bps), 7/25/32	16,012
2,500,000	Amur Equipment Finance Receivables IX LLC, Series 2021-1A, Class C, 1.75%, 6/21/27 (144A)	2,346,506
1,750,000	Amur Equipment Finance Receivables IX LLC, Series 2021-1A, Class D, 2.30%, 11/22/27 (144A)	1,616,372
2,300,000(a)	Antares CLO LTD, Series 2019-2A, Class D, 9.565% (3 Month USD LIBOR + 475 bps), 1/23/32 (144A)	2,077,947
2,068,467(a)	Apres Static CLO, Ltd., Series 2019-1A, Class A1R, 5.862% (3 Month USD LIBOR + 107 bps), 10/15/28 (144A)	2,054,999
2,420,587	Aqua Finance Trust, Series 2019-A, Class A, 3.14%, 7/16/40 (144A)	2,289,201
4,485,856	Aqua Finance Trust, Series 2020-AA, Class A, 1.90%, 7/17/46 (144A)	4,186,046
5,245,826	Aqua Finance Trust, Series 2021-A, Class A, 1.54%, 7/17/46 (144A)	4,705,412
7,500,000(a)	Arbor Realty Collateralized Loan Obligation, Ltd., Series 2020-FL1, Class D, 7.392% (1 Month Term SOFR + 256 bps), 2/15/35 (144A)	7,312,146
1,000,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class D, 6.884% (1 Month USD LIBOR + 220 bps), 8/15/34 (144A)	916,590
2,500,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class E, 8.084% (1 Month USD LIBOR + 340 bps), 11/15/36 (144A)	2,179,353
1,500,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL1, Class E, 8.308% (SOFR30A + 375 bps), 1/15/37 (144A)	1,326,233
4,000,000(a)	Ares LVII CLO, Ltd., Series 2020-57A, Class XR, 5.818% (3 Month USD LIBOR + 100 bps), 1/25/35 (144A)	3,999,800
5,191,362	Arivo Acceptance Auto Loan Receivables Trust, Series 2022-1A, Class A, 3.93%, 5/15/28 (144A)	5,050,217
250,000(a)	ASSURANT CLO Ltd., Series 2018-2A, Class D, 7.658% (3 Month USD LIBOR + 285 bps), 4/20/31 (144A)	230,906
1,508,990	Atalaya Equipment Leasing Trust, Series 2021-1A, Class A2, 1.23%, 5/15/26 (144A)	1,470,881
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2331

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
4,064,037(a)	Atlas Senior Loan Fund III, Ltd., Series 2013-1A, Class AR, 5.707% (3 Month USD LIBOR + 83 bps), 11/17/27 (144A)	$ 4,037,726
10,000,000(a)	AUF Funding LLC, Series 2022-1A, Class A1LN, 7.058% (3 Month Term SOFR + 250 bps), 1/20/31 (144A)	9,981,840
1,600,000	Avid Automobile Receivables Trust, Series 2021-1, Class F, 5.16%, 10/16/28 (144A)	1,438,967
7,668,282	Avid Automobile Receivables Trust, Series 2023-1, Class A, 6.63%, 7/15/26 (144A)	7,675,023
3,000,000	Avid Automobile Receivables Trust, Series 2023-1, Class B, 7.12%, 3/15/27 (144A)	3,000,869
6,250,000(a)	Barings Middle Market CLO, Ltd., Series 2018-IA, Class A1, 6.322% (3 Month USD LIBOR + 153 bps), 1/15/31 (144A)	6,175,575
3,500,000(a)	BDS, Ltd., Series 2020-FL5, Class C, 6.856% (1 Month Term SOFR + 216 bps), 2/16/37 (144A)	3,397,369
174,971(a)	Bear Stearns Asset Backed Securities Trust, Series 2001-3, Class A1, 5.745% (1 Month USD LIBOR + 90 bps), 10/27/32	170,663
1,430,422	BHG Securitization Trust, Series 2021-B, Class A, 0.90%, 10/17/34 (144A)	1,362,572
3,975,619	BHG Securitization Trust, Series 2022-C, Class A, 5.32%, 10/17/35 (144A)	3,941,455
1,993,242(a)	Black Diamond CLO, Ltd., Series 2017-1A, Class A1AR, 5.866% (3 Month USD LIBOR + 105 bps), 4/24/29 (144A)	1,988,079
3,306,657	Blackbird Capital Aircraft, Series 2021-1A, Class A, 2.443%, 7/15/46 (144A)	2,866,210
5,500,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A, Class B1R, 8.074% (3 Month Term SOFR + 375 bps), 1/15/31 (144A)	5,468,551
1,500,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A, Class C1R, 9.837% (3 Month Term SOFR + 550 bps), 1/15/31 (144A)	1,481,169
5,900,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A, Class DR, 10.574% (3 Month Term SOFR + 625 bps), 1/15/31 (144A)	5,600,286
9,825,000(a)	BRSP, Ltd., Series 2021-FL1, Class A, 5.911% (1 Month USD LIBOR + 115 bps), 8/19/38 (144A)	9,505,059
4,050,000(a)	BRSP, Ltd., Series 2021-FL1, Class D, 7.461% (1 Month USD LIBOR + 270 bps), 8/19/38 (144A)	3,762,547
3,600,000(a)	BRSP, Ltd., Series 2021-FL1, Class E, 8.211% (1 Month USD LIBOR + 345 bps), 8/19/38 (144A)	3,397,093
2,000,000(a)	BSPRT Issuer, Ltd., Series 2021-FL7, Class D, 7.434% (1 Month USD LIBOR + 275 bps), 12/15/38 (144A)	1,875,168
The accompanying notes are an integral part of these financial statements.
32Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
369,912	BXG Receivables Note Trust, Series 2020-A, Class B, 2.49%, 2/28/36 (144A)	$ 333,363
8,000,000(a)	CAL Receivables LLC, Series 2022-1, Class B, 8.908% (SOFR30A + 435 bps), 10/15/26 (144A)	7,712,728
7,950,000	CarNow Auto Receivables Trust, Series 2020-1A, Class D, 7.36%, 9/16/24 (144A)	7,954,097
72,352	CarNow Auto Receivables Trust, Series 2021-1A, Class B, 1.38%, 2/17/26 (144A)	72,187
774,074	CarNow Auto Receivables Trust, Series 2022-1A, Class A, 3.44%, 7/15/24 (144A)	773,194
1,750,000	CarNow Auto Receivables Trust, Series 2022-1A, Class B, 4.89%, 3/16/26 (144A)	1,728,341
2,333,581	CarNow Auto Receivables Trust, Series 2023-1A, Class A, 6.62%, 12/16/24 (144A)	2,336,109
2,000,000	CarNow Auto Receivables Trust, Series 2023-1A, Class D, 7.99%, 2/15/28 (144A)	1,970,244
2,848,799	Cartiga Asset Finance Trust LLC, Series 2023-1, Class A, 7.00%, 3/15/35 (144A)	2,850,109
2,490,458	Carvana Auto Receivables Trust, Series 2019-4A, Class D, 3.07%, 7/15/25 (144A)	2,457,966
4,732,601	Carvana Auto Receivables Trust, Series 2020-N1A, Class D, 3.43%, 1/15/26 (144A)	4,669,062
3,504,854	Carvana Auto Receivables Trust, Series 2021-N3, Class A1, 0.35%, 6/12/28	3,421,182
1,000,000	Carvana Auto Receivables Trust, Series 2021-P2, Class D, 2.02%, 5/10/28	835,972
13(c)	Centex Home Equity Loan Trust, Series 2003-A, Class AF6, 3.654%, 3/25/33	13
1,143,592(a)	Cerberus Loan Funding XXVIII LP, Series 2020-1A, Class A, 6.642% (3 Month USD LIBOR + 185 bps), 10/15/31 (144A)	1,134,872
2,511,898(a)	Chesapeake Funding II LLC, Series 2020-1A, Class A2, 5.334% (1 Month USD LIBOR + 65 bps), 8/15/32 (144A)	2,511,365
1,500,000(a)	Churchill Middle Market CLO III, Ltd., Series 2021-1A, Class C, 7.416% (3 Month USD LIBOR + 260 bps), 10/24/33 (144A)	1,376,582
5,000,000(a)	Churchill Middle Market CLO III, Ltd., Series 2021-1A, Class E, 12.976% (3 Month USD LIBOR + 816 bps), 10/24/33 (144A)	4,237,495
4,800,000(a)	CIFC Funding, Ltd., Series 2021-7A, Class X, 5.715% (3 Month USD LIBOR + 90 bps), 1/23/35 (144A)	4,796,976
5,379,687	CIG Auto Receivables Trust, Series 2019-1A, Class D, 4.85%, 5/15/26 (144A)	5,354,473
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2333

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
672,022	CIG Auto Receivables Trust, Series 2021-1A, Class A, 0.69%, 4/14/25 (144A)	$ 658,442
3,770,000	CIG Auto Receivables Trust, Series 2021-1A, Class C, 1.79%, 4/12/27 (144A)	3,588,533
515,000(a)	Citibank Credit Card Issuance Trust, Series 2018-A4, Class A4, 5.049% (1 Month USD LIBOR + 34 bps), 6/9/25	515,047
3,977,130	Commercial Equipment Finance LLC, Series 2021-A, Class A, 2.05%, 2/16/27 (144A)	3,847,213
353,296	Commonbond Student Loan Trust, Series 2016-B, Class A1, 2.73%, 10/25/40 (144A)	332,686
97,194(a)	Commonbond Student Loan Trust, Series 2016-B, Class A2, 6.295% (1 Month USD LIBOR + 145 bps), 10/25/40 (144A)	95,413
949,779(a)	Commonbond Student Loan Trust, Series 2017-AGS, Class A2, 5.695% (1 Month USD LIBOR + 85 bps), 5/25/41 (144A)	931,260
1,338,677(a)	Commonbond Student Loan Trust, Series 2017-BGS, Class A2, 5.495% (1 Month USD LIBOR + 65 bps), 9/25/42 (144A)	1,286,093
70,511	Commonbond Student Loan Trust, Series 2017-BGS, Class C, 4.44%, 9/25/42 (144A)	61,504
1,026,767(a)	Commonbond Student Loan Trust, Series 2018-AGS, Class A2, 5.345% (1 Month USD LIBOR + 50 bps), 2/25/44 (144A)	995,885
2,055,232(a)	Commonbond Student Loan Trust, Series 2018-BGS, Class A2, 5.415% (1 Month USD LIBOR + 57 bps), 9/25/45 (144A)	1,997,334
1,155,021(a)	Commonbond Student Loan Trust, Series 2018-CGS, Class A2, 5.645% (1 Month USD LIBOR + 80 bps), 2/25/46 (144A)	1,138,179
2,034,699(a)	Commonbond Student Loan Trust, Series 2019-AGS, Class A2, 5.745% (1 Month USD LIBOR + 90 bps), 1/25/47 (144A)	1,995,055
6,414,334	Conn's Receivables Funding LLC, Series 2021-A, Class B, 2.87%, 5/15/26 (144A)	6,352,099
1,588,498	Conn's Receivables Funding LLC, Series 2021-A, Class C, 4.59%, 5/15/26 (144A)	1,537,353
4,470,000	Continental Credit Card ABS LLC, Series 2019-1A, Class B, 4.95%, 8/15/26 (144A)	4,410,934
4,398,000	Continental Credit Card ABS LLC, Series 2019-1A, Class C, 6.16%, 8/15/26 (144A)	4,290,012
3,927,366	Credit Acceptance Auto Loan Trust, Series 2020-1A, Class C, 2.59%, 6/15/29 (144A)	3,921,702
1,355,971	Credito Real USA Auto Receivables Trust, Series 2021-1A, Class A, 1.35%, 2/16/27 (144A)	1,332,301
The accompanying notes are an integral part of these financial statements.
34Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
7,870,000	Credito Real USA Auto Receivables Trust, Series 2021-1A, Class B, 2.87%, 2/16/27 (144A)	$ 7,483,620
1,350,000	Crossroads Asset Trust, Series 2021-A, Class B, 1.12%, 6/20/25 (144A)	1,333,863
500,000	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%, 1/20/26 (144A)	475,938
78	Delta Funding Home Equity Loan Trust, Series 1997-2, Class A6, 7.04%, 6/25/27	38
8,000,000	Dext ABS LLC, 5.68%, 3/15/24 (144A)	8,000,000
2,000,000	Dext ABS LLC, Series 2023-1, Class A2, 5.99%, 3/15/32 (144A)	1,999,821
3,606,599(a)	Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A1, 5.09% (1 Month USD LIBOR + 33 bps), 12/11/34 (144A)	3,592,791
467,948(a)	DRB Prime Student Loan Trust, Series 2017-A, Class A1, 5.695% (1 Month USD LIBOR + 85 bps), 5/27/42 (144A)	467,508
4,900,000(a)	Ellington CLO III, Ltd., Series 2018-3A, Class B, 6.808% (3 Month USD LIBOR + 200 bps), 7/20/30 (144A)	4,755,401
6,500,000(a)	Ellington CLO III, Ltd., Series 2018-3A, Class C, 7.058% (3 Month USD LIBOR + 225 bps), 7/20/30 (144A)	6,156,397
1,867,652(a)	Ellington CLO IV, Ltd., Series 2019-4A, Class AR, 6.372% (3 Month USD LIBOR + 158 bps), 4/15/29 (144A)	1,861,722
7,000,000(a)	Ellington CLO IV, Ltd., Series 2019-4A, Class BR, 6.792% (3 Month USD LIBOR + 200 bps), 4/15/29 (144A)	6,948,298
3,362,500(a)	Ellington CLO IV, Ltd., Series 2019-4A, Class CR, 7.542% (3 Month USD LIBOR + 275 bps), 4/15/29 (144A)	3,307,510
750,000(a)	Elmwood CLO IV, Ltd., Series 2020-1A, Class X, 5.492% (3 Month USD LIBOR + 70 bps), 4/15/33 (144A)	749,963
9,425,000	Exeter Automobile Receivables Trust, Series 2020-2A, Class D, 4.73%, 4/15/26 (144A)	9,349,368
2,500,000	Exeter Automobile Receivables Trust, Series 2023-1A, Class A3, 5.58%, 4/15/26	2,504,010
57,877	FCI Funding LLC, Series 2019-1A, Class A, 3.63%, 2/18/31 (144A)	57,807
1,967,944	FCI Funding LLC, Series 2021-1A, Class A, 1.13%, 4/15/33 (144A)	1,914,091
1,475,958	FCI Funding LLC, Series 2021-1A, Class B, 1.53%, 4/15/33 (144A)	1,429,474
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2335

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
3,487,356	FHF Trust, Series 2021-1A, Class A, 1.27%, 3/15/27 (144A)	$ 3,349,403
2,071,664	FHF Trust, Series 2021-2A, Class A, 0.83%, 12/15/26 (144A)	1,972,776
7,000,000	Flagship Credit Auto Trust, Series 2023-1, Class A2, 5.38%, 12/15/26 (144A)	6,980,407
3,000,000(a)	Ford Credit Auto Owner Trust, Series 2023-A, Class A2B, 5.322% (SOFR30A + 72 bps), 3/15/26	3,003,668
5,000,000(a)	Fort Washington CLO, Series 2019-1A, Class AR, 5.938% (3 Month USD LIBOR + 113 bps), 10/20/32 (144A)	4,916,965
8,250,000(a)	Fortress Credit Opportunities IX CLO, Ltd., Series 2017-9A, Class A1TR, 6.342% (3 Month USD LIBOR + 155 bps), 10/15/33 (144A)	7,966,010
2,401,159(a)	Fortress Credit Opportunities VI CLO, Ltd., Series 2015-6A, Class A1TR, 6.17% (3 Month USD LIBOR + 136 bps), 7/10/30 (144A)	2,381,376
8,006,846(a)	Fortress Credit Opportunities XVII CLO, Ltd., Series 2022-17A, Class A, 6.028% (3 Month Term SOFR + 137 bps), 1/15/30 (144A)	7,904,358
7,000,000(a)	Fortress Credit Opportunities XVII CLO, Ltd., Series 2022-17A, Class C, 7.308% (3 Month Term SOFR + 265 bps), 1/15/30 (144A)	6,637,323
5,094,054	Foundation Finance Trust, Series 2021-1A, Class A, 1.27%, 5/15/41 (144A)	4,531,089
2,920,262	Foundation Finance Trust, Series 2021-2A, Class A, 2.19%, 1/15/42 (144A)	2,686,717
3,250,000	Foursight Capital Automobile Receivables Trust, Series 2023-1, Class A2, 5.43%, 10/15/26 (144A)	3,235,245
1,300,000	Freed ABS Trust, Series 2021-1CP, Class C, 2.83%, 3/20/28 (144A)	1,276,114
1,000,000	Freed ABS Trust, Series 2021-3FP, Class D, 2.37%, 11/20/28 (144A)	919,783
12,000,000	Genesis Sales Finance Master Trust, Series 2021-AA, Class A, 1.20%, 12/21/26 (144A)	11,347,685
1,000,000	Genesis Sales Finance Master Trust, Series 2021-AA, Class D, 2.09%, 12/21/26 (144A)	919,871
10,000,000	GLS Auto Receivables Issuer Trust, Series 2023-1A, Class A2, 5.98%, 8/17/26 (144A)	10,021,193
2,695,000	GLS Auto Receivables Issuer Trust, Series 2023-1A, Class D, 7.01%, 1/16/29 (144A)	2,739,519
323,344	Gold Key Resorts LLC, Series 2014-A, Class B, 3.72%, 3/17/31 (144A)	319,151
The accompanying notes are an integral part of these financial statements.
36Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
500,000(a)	Goldentree Loan Management US CLO 1, Ltd., Series 2017-1A, Class ER2, 11.308% (3 Month USD LIBOR + 650 bps), 4/20/34 (144A)	$ 458,270
4,024,490(a)	Golub Capital Partners CLO 24M-R, Ltd., Series 2015-24A, Class AR, 6.406% (3 Month USD LIBOR + 160 bps), 11/5/29 (144A)	3,959,929
8,258,707(a)	Golub Capital Partners CLO 25M, Ltd., Series 2015-25A, Class AR, 6.186% (3 Month USD LIBOR + 138 bps), 5/5/30 (144A)	8,149,634
10,000,000(a)	Golub Capital Partners CLO 34M, Ltd., Series 2017-34A, Class AR, 6.506% (3 Month USD LIBOR + 170 bps), 3/14/31 (144A)	9,837,710
5,000,000(a)	Golub Capital Partners CLO 46M, Ltd., Series 2019-46A, Class A1A, 6.608% (3 Month USD LIBOR + 180 bps), 4/20/32 (144A)	4,928,510
9,221,017(a)	Gracie Point International Funding, Series 2021-1A, Class A, 5.598% (1 Month USD LIBOR + 75 bps), 11/1/23 (144A)	9,215,595
1,889,000(a)	Gracie Point International Funding, Series 2021-1A, Class C, 7.248% (1 Month USD LIBOR + 240 bps), 11/1/23 (144A)	1,886,398
19,961,273(a)	Gracie Point International Funding, Series 2022-1A, Class A, 6.871% (SOFR30A + 225 bps), 4/1/24 (144A)	19,876,739
1,405,000(a)	Gracie Point International Funding, Series 2022-1A, Class D, 9.121% (SOFR30A + 450 bps), 4/1/24 (144A)	1,397,428
4,600,000(a)	Gracie Point International Funding, Series 2022-2A, Class A, 7.38% (SOFR30A + 275 bps), 7/1/24 (144A)	4,601,363
500,000(a)	Gracie Point International Funding, Series 2022-2A, Class D, 10.017% (SOFR30A + 550 bps), 7/1/24 (144A)	500,108
2,500,000(a)	Gracie Point International Funding, Series 2022-2A, Class E, 11.517% (SOFR30A + 700 bps), 7/1/24 (144A)	2,500,433
5,000,000(a)	Gracie Point International Funding, Series 2022-3A, Class A, 7.767% (SOFR30A + 325 bps), 11/1/24 (144A)	5,007,834
3,000,000(a)	Gracie Point International Funding, Series 2022-3A, Class C, 9.017% (SOFR30A + 450 bps), 11/1/24 (144A)	3,004,676
1,000,000(a)	Gracie Point International Funding, Series 2022-3A, Class D, 10.267% (SOFR30A + 575 bps), 11/1/24 (144A)	1,001,551
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2337

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
3,520,000(a)	Great Lakes CLO VI LLC, Series 2021-6A, Class AX, 5.992% (3 Month USD LIBOR + 120 bps), 1/15/34 (144A)	$ 3,466,661
5,220,500	HOA Funding LLC - HOA, Series 2021-1A, Class A2, 4.723%, 8/20/51 (144A)	4,321,702
2,050,000	HOA Funding LLC - HOA, Series 2021-1A, Class B, 7.432%, 8/20/51 (144A)	1,634,852
4,000,000(a)	ICG US CLO, Ltd., Series 2017-1A, Class ERR, 12.162% (3 Month USD LIBOR + 736 bps), 7/28/34 (144A)	3,395,820
3,375,000(a)	Ivy Hill Middle Market Credit Fund IX, Ltd., Series 9A, Class XRR, 5.853% (3 Month Term SOFR + 120 bps), 4/23/34 (144A)	3,314,523
7,000,000(a)	Ivy Hill Middle Market Credit Fund XII, Ltd., Series 12A, Class A1TR, 6.408% (3 Month USD LIBOR + 160 bps), 7/20/33 (144A)	6,781,404
524,516	JPMorgan Chase Bank N.A. - CACLN, Series 2020-1, Class B, 0.991%, 1/25/28 (144A)	518,824
74,901	JPMorgan Chase Bank N.A. - CACLN, Series 2020-2, Class B, 0.84%, 2/25/28 (144A)	73,399
2,648,648	JPMorgan Chase Bank N.A. - CACLN, Series 2021-1, Class B, 0.875%, 9/25/28 (144A)	2,564,789
608,600	JPMorgan Chase Bank N.A. - CACLN, Series 2021-1, Class C, 1.024%, 9/25/28 (144A)	589,178
588,588	JPMorgan Chase Bank N.A. - CACLN, Series 2021-1, Class D, 1.174%, 9/25/28 (144A)	569,459
4,000,000	JPMorgan Chase Bank N.A. - CACLN, Series 2021-1, Class F, 4.28%, 9/25/28 (144A)	3,663,382
3,175,074	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2, Class B, 0.889%, 12/26/28 (144A)	3,060,595
285,757	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2, Class C, 0.969%, 12/26/28 (144A)	275,240
564,458	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2, Class D, 1.138%, 12/26/28 (144A)	543,786
711,231	JPMorgan Chase Bank N.A. - CACLN, Series 2021-3, Class B, 0.76%, 2/26/29 (144A)	674,766
11,300,000	Kubota Credit Owner Trust, Series 2023-1A, Class A2, 5.40%, 2/17/26 (144A)	11,287,666
5,250,000	LAD Auto Receivables Trust, Series 2023-1A, Class A2, 5.68%, 10/15/26 (144A)	5,241,855
1,862,009(a)	Laurel Road Prime Student Loan Trust, Series 2017-C, Class A1, 5.395% (1 Month USD LIBOR + 55 bps), 11/25/42 (144A)	1,839,901
100,000(a)	LCM 28, Ltd., Series 28A, Class X, 5.708% (3 Month USD LIBOR + 90 bps), 10/20/30 (144A)	99,995
The accompanying notes are an integral part of these financial statements.
38Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
8,000,000(a)	LCM XVIII LP, Series 18A, Class A1R, 5.828% (3 Month USD LIBOR + 102 bps), 4/20/31 (144A)	$ 7,879,688
4,327,774	Lendingpoint Asset Securitization Trust, Series 2021-A, Class B, 1.46%, 12/15/28 (144A)	4,302,725
2,794,513	Lendingpoint Asset Securitization Trust, Series 2022-A, Class A, 1.68%, 6/15/29 (144A)	2,777,693
17,398,716	Lendingpoint Asset Securitization Trust, Series 2022-C, Class A, 6.56%, 2/15/30 (144A)	17,341,721
9,000,000	LendingPoint Asset Securitization Trust, Series 2020-REV1, Class B, 4.494%, 10/15/28 (144A)	8,796,991
1,230,353	LendingPoint Pass-Through Trust Series, Series 2022-ST1, Class A, 2.50%, 3/15/28 (144A)	1,175,924
3,924,291	LFS LLC, Series 2021-A, Class A, 2.46%, 4/15/33 (144A)	3,749,104
8,138,882	LFS LLC, Series 2021-B, Class A, 2.40%, 12/15/33 (144A)	7,639,887
6,790,054	Libra Solutions LLC, Series 2022-1A, Class A, 4.75%, 5/15/34 (144A)	6,687,406
11,782,722	Libra Solutions LLC, Series 2023-1A, Class A, 7.00%, 2/15/35 (144A)	11,754,100
5,302,225	Libra Solutions LLC, Series 2023-1A, Class B, 10.25%, 2/15/35 (144A)	5,299,574
1,459,276	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/46 (144A)	1,269,877
5,938,059(a)	Magnetite VII, Ltd., Series 2012-7A, Class A1R2, 5.592% (3 Month USD LIBOR + 80 bps), 1/15/28 (144A)	5,882,656
20,395	Marlette Funding Trust, Series 2019-1A, Class C, 4.42%, 4/16/29 (144A)	20,363
1,835,446	Marlette Funding Trust, Series 2022-1A, Class A, 1.36%, 4/15/32 (144A)	1,814,962
2,007,081	Marlette Funding Trust, Series 2022-3A, Class A, 5.18%, 11/15/32 (144A)	1,991,909
2,000,000(a)	MCF CLO IX, Ltd., Series 2019-1A, Class A2R, 6.408% (3 Month Term SOFR + 175 bps), 7/17/31 (144A)	1,907,660
4,530,000(a)	MCF CLO IX, Ltd., Series 2019-1A, Class CR, 7.358% (3 Month Term SOFR + 270 bps), 7/17/31 (144A)	4,279,287
2,500,000(a)	MCF CLO VII LLC, Series 2017-3A, Class ER, 13.958% (3 Month USD LIBOR + 915 bps), 7/20/33 (144A)	2,285,068
5,587,114(a)	MCF CLO VIII, Ltd., Series 2018-1A, Class A2AR, 7.195% (3 Month USD LIBOR + 240 bps), 7/18/30 (144A)	5,552,434
10,000,000	Mercury Financial Credit Card Master Trust, Series 2022-1A, Class A, 2.50%, 9/21/26 (144A)	9,384,212
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2339

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
7,000,000	Mercury Financial Credit Card Master Trust, Series 2022-1A, Class B, 3.20%, 9/21/26 (144A)	$ 6,518,830
3,000,000	Mercury Financial Credit Card Master Trust, Series 2022-2A, Class C, 10.83%, 3/22/27 (144A)	2,916,356
12,000,000	Mercury Financial Credit Card Master Trust, Series 2023-1A, Class A, 8.04%, 9/20/27 (144A)	12,004,265
21,007(a)	Merrill Lynch Mortgage Investors Trust Series, Series 2004-OPT1, Class A1B, 5.705% (1 Month USD LIBOR + 86 bps), 6/25/35	21,201
5,919,673(a)	MF1, Ltd., Series 2020-FL4, Class A, 6.474% (1 Month Term SOFR + 181 bps), 11/15/35 (144A)	5,906,722
9,000,000(a)	MF1, Ltd., Series 2021-FL6, Class E, 7.659% (1 Month USD LIBOR + 295 bps), 7/16/36 (144A)	8,330,242
2,300,000(a)	MF1, Ltd., Series 2021-FL7, Class D, 7.311% (1 Month USD LIBOR + 255 bps), 10/16/36 (144A)	2,094,734
3,300,000(a)	MF1, Ltd., Series 2021-FL7, Class E, 7.561% (1 Month USD LIBOR + 280 bps), 10/16/36 (144A)	3,091,635
3,645,000	Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59%, 9/15/26 (144A)	3,540,269
4,000,000	Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.24%, 9/15/26 (144A)	3,812,014
8,051,906(a)	MJX Venture Management II LLC, Series 2014-18RR, Class A, 6.012% (3 Month USD LIBOR + 122 bps), 10/16/29 (144A)	7,981,959
1,100,000(a)	Monroe Capital MML CLO VII, Ltd., Series 2018-2A, Class D, 8.959% (3 Month USD LIBOR + 405 bps), 11/22/30 (144A)	1,007,139
145,551(a)	Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class A4, 5.405% (1 Month USD LIBOR + 56 bps), 2/25/36	142,068
2,100,378	MVW LLC, Series 2021-1WA, Class A, 1.14%, 1/22/41 (144A)	1,912,200
988,992	MVW Owner Trust, Series 2019-1A, Class A, 2.89%, 11/20/36 (144A)	936,690
1,394,476(a)	National Collegiate Trust, Series 2007-A, Class A, 5.14% (1 Month USD LIBOR + 30 bps), 5/25/31 (144A)	1,336,728
821,217	Navient Private Education Refi Loan Trust, Series 2021-CA, Class A, 1.06%, 10/15/69 (144A)	716,836
3,585,365(a)	Navient Student Loan Trust, Series 2021-1A, Class A1B, 5.445% (1 Month USD LIBOR + 60 bps), 12/26/69 (144A)	3,443,812
16,517	Nelnet Private Education Loan Trust, Series 2016-A, Class A1B, 3.60%, 12/26/40 (144A)	16,480
The accompanying notes are an integral part of these financial statements.
40Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
4,318,193(a)	Nelnet Student Loan Trust, Series 2005-2, Class A5, 5.047% (3 Month USD LIBOR + 10 bps), 3/23/37	$ 4,214,890
982,902	Nelnet Student Loan Trust, Series 2021-A, Class APT2, 1.36%, 4/20/62 (144A)	881,552
5,025,391(a)	Nelnet Student Loan Trust, Series 2021-DA, Class AFL, 5.451% (1 Month USD LIBOR + 69 bps), 4/20/62 (144A)	4,889,891
3,250,000(a)	Neuberger Berman CLO XXI, Ltd., Series 2016-21A, Class XR2, 5.708% (3 Month USD LIBOR + 90 bps), 4/20/34 (144A)	3,248,304
2,120,390(a)	Newtek Small Business Loan Trust, Series 2018-1, Class A, 7.45% (PRIME - 55 bps), 2/25/44 (144A)	2,091,211
2,120,390(a)	Newtek Small Business Loan Trust, Series 2018-1, Class B, 8.75% (PRIME + 75 bps), 2/25/44 (144A)	2,099,503
4,576,771(a)	Newtek Small Business Loan Trust, Series 2019-1, Class A, 7.10% (PRIME - 90 bps), 12/25/44 (144A)	4,489,679
976,378(a)	Newtek Small Business Loan Trust, Series 2019-1, Class B, 8.25% (PRIME + 25 bps), 12/25/44 (144A)	956,638
3,622,433(a)	Newtek Small Business Loan Trust, Series 2021-1, Class A, 7.75% (PRIME - 25 bps), 12/25/48 (144A)	3,497,676
891,898	NMEF Funding LLC, Series 2019-A, Class C, 3.30%, 8/17/26 (144A)	889,184
9,360,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%, 8/17/26 (144A)	9,331,274
290,000	NMEF Funding LLC, Series 2021-A, Class B, 1.85%, 12/15/27 (144A)	280,826
2,500,000	NMEF Funding LLC, Series 2021-A, Class D, 5.78%, 12/15/27 (144A)	2,428,311
92,907(a)	NovaStar Mortgage Funding Trust Series, Series 2003-1, Class A2, 5.625% (1 Month USD LIBOR + 78 bps), 5/25/33	87,916
4,591,641	Oasis Securitization Funding LLC, Series 2021-2A, Class A, 2.143%, 10/15/33 (144A)	4,513,990
2,261,071	Oasis Securitization Funding LLC, Series 2021-2A, Class B, 5.147%, 10/15/33 (144A)	2,219,782
1,500,000(a)	Ocean Trails CLO XII, Ltd., Series 2022-12A, Class E, 12.749% (3 Month Term SOFR + 811 bps), 7/20/35 (144A)	1,337,435
771,665	Octane Receivables Trust, Series 2020-1A, Class A, 1.71%, 2/20/25 (144A)	765,828
3,147,058	Octane Receivables Trust, Series 2021-1A, Class A, 0.93%, 3/22/27 (144A)	3,044,275
2,750,000	Octane Receivables Trust, Series 2021-1A, Class C, 2.23%, 11/20/28 (144A)	2,483,982
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2341

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
574,634	Octane Receivables Trust, Series 2021-2A, Class A, 1.21%, 9/20/28 (144A)	$ 551,665
2,813,000	Octane Receivables Trust, Series 2022-1A, Class D, 5.54%, 2/20/29 (144A)	2,666,523
4,429,043	Octane Receivables Trust, Series 2023-1A, Class A, 5.87%, 5/21/29 (144A)	4,438,588
500,000(a)	OHA Credit Funding 5, Ltd., Series 2020-5A, Class X, 5.345% (3 Month USD LIBOR + 55 bps), 4/18/33 (144A)	499,975
3,363,356	Oportun Funding LLC, Series 2022-1, Class A, 3.25%, 6/15/29 (144A)	3,300,750
6,000,000	Oportun Funding XIV LLC, Series 2021-A, Class B, 1.76%, 3/8/28 (144A)	5,642,500
3,000,000	Oportun Funding XIV LLC, Series 2021-A, Class D, 5.40%, 3/8/28 (144A)	2,799,049
10,000,000	Oportun Issuance Trust, Series 2021-C, Class A, 2.18%, 10/8/31 (144A)	9,003,865
1,090,017	Oscar US Funding X LLC, Series 2019-1A, Class A4, 3.27%, 5/10/26 (144A)	1,080,168
4,000,000(a)	OSD CLO, Ltd., Series 2021-23A, Class D, 7.742% (3 Month USD LIBOR + 295 bps), 4/17/31 (144A)	3,630,060
5,000,000(a)	Owl Rock CLO I, Ltd., Series 2019-1A, Class B, 7.615% (3 Month USD LIBOR + 270 bps), 5/20/31 (144A)	4,789,880
11,000,000(a)	Owl Rock CLO II, Ltd., Series 2019-2A, Class ALR, 6.358% (3 Month USD LIBOR + 155 bps), 4/20/33 (144A)	10,653,632
2,600,000(a)	Owl Rock CLO IV, Ltd., Series 2020-4A, Class A1R, 6.515% (3 Month USD LIBOR + 160 bps), 8/20/33 (144A)	2,522,803
750,000(a)	OZLM XXIII, Ltd., Series 2019-23A, Class X, 5.692% (3 Month USD LIBOR + 90 bps), 4/15/34 (144A)	749,872
851,765	Pagaya AI Debt Selection Trust, Series 2021-1, Class A, 1.18%, 11/15/27 (144A)	844,834
300,255	Pagaya AI Debt Selection Trust, Series 2021-5, Class A, 1.53%, 8/15/29 (144A)	292,755
14,430,856	Pagaya AI Debt Trust, Series 2022-1, Class A, 2.03%, 10/15/29 (144A)	13,941,851
1,562,417	Pagaya AI Debt Trust, Series 2022-5, Class A, 8.096%, 6/17/30 (144A)	1,572,275
5,000,000	Pagaya AI Debt Trust, Series 2023-1, Class A, 7.556%, 7/15/30 (144A)	5,002,561
4,000,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-4A, Class C, 8.558% (3 Month USD LIBOR + 360 bps), 11/25/28 (144A)	3,875,056
The accompanying notes are an integral part of these financial statements.
42Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
1,250,000(a)	Palmer Square Loan Funding, Ltd., Series 2021-2A, Class D, 9.915% (3 Month USD LIBOR + 500 bps), 5/20/29 (144A)	$ 1,128,151
16,127,652(a)	Palmer Square Loan Funding, Ltd., Series 2022-1A, Class A1, 5.682% (3 Month Term SOFR + 105 bps), 4/15/30 (144A)	15,929,524
239,894	Pawnee Equipment Receivables Series LLC, Series 2020-1, Class A, 1.37%, 11/17/25 (144A)	237,978
3,250,000	Pawneee Equipment Receivables Series LLC, Series 2021-1, Class D, 2.75%, 7/15/27 (144A)	2,917,317
2,166,278	PEAR LLC, Series 2020-1, Class A, 3.75%, 12/15/32 (144A)	2,131,514
9,243,238	PEAR LLC, Series 2021-1, Class A, 2.60%, 1/15/34 (144A)	8,750,590
3,000,000	PEAR LLC, Series 2021-1, Class B, 0.000%, 1/15/34 (144A)	2,053,200
2,500,000	PFS Financing Corp., Series 2021-A, Class A, 0.71%, 4/15/26 (144A)	2,379,984
4,692,527(a)	Prodigy Finance CMDAC, Series 2021-1A, Class A, 6.095% (1 Month USD LIBOR + 125 bps), 7/25/51 (144A)	4,575,142
19,292,000	Purchasing Power Funding LLC, Series 2021-A, Class A, 1.57%, 10/15/25 (144A)	18,862,331
4,860,000	Purchasing Power Funding LLC, Series 2021-A, Class C, 2.53%, 10/15/25 (144A)	4,505,043
2,310,000	Purchasing Power Funding LLC, Series 2021-A, Class D, 4.37%, 10/15/25 (144A)	2,151,050
871,907(a)	RAAC Series Trust, Series 2006-RP1, Class M2, 6.045% (1 Month USD LIBOR + 120 bps), 10/25/45 (144A)	869,351
1,854,606	Reach Financial LLC, Series 2022-1A, Class A, 3.76%, 11/15/29 (144A)	1,823,157
5,636,211(a)	ReadyCap Lending Small Business Loan Trust, Series 2019-2, Class A, 7.50% (PRIME - 50 bps), 12/27/44 (144A)	5,380,943
2,961,176(a)	Regatta VI Funding, Ltd., Series 2016-1A, Class XR, 5.608% (3 Month USD LIBOR + 80 bps), 4/20/34 (144A)	2,959,920
3,441,176(a)	Regatta VII Funding, Ltd., Series 2016-1A, Class X, 5.813% (3 Month USD LIBOR + 85 bps), 6/20/34 (144A)	3,427,040
4,000,000(a)	Regatta XXIII Funding, Ltd., Series 2021-4A, Class X, 5.758% (3 Month USD LIBOR + 95 bps), 1/20/35 (144A)	3,999,800
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2343

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
7,500,000(a)	Rosy Blue Carat S.A., Series 2018-1, Class A2R, 0.000% (1 Month Term SOFR + 411 bps), 3/15/30 (144A)	$ 7,599,000
7,230,025	Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class B, 5.721%, 8/16/32 (144A)	7,205,129
5,061,017	Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class D, 6.793%, 8/16/32 (144A)	5,023,636
3,959,738	Santander Bank Auto Credit-Linked Notes Series, Series 2022-A, Class B, 5.281%, 5/15/32 (144A)	3,875,064
1,881,237	Santander Bank NA - SBCLN, Series 2021-1A, Class B, 1.833%, 12/15/31 (144A)	1,805,964
1,406,437	Santander Consumer Auto Receivables Trust, Series 2021-BA, Class B, 1.45%, 10/16/28 (144A)	1,381,323
1,474,670	Santander Consumer Auto Receivables Trust, Series 2021-CA, Class C, 2.97%, 6/15/28 (144A)	1,422,511
14,865	Santander Drive Auto Receivables Trust, Series 2022-2, Class A2, 2.12%, 10/15/26	14,843
2,500,000	Santander Drive Auto Receivables Trust, Series 2022-2, Class B, 3.44%, 9/15/27	2,429,798
1,295,014	SCF Equipment Leasing LLC, Series 2021-1A, Class A3, 0.83%, 8/21/28 (144A)	1,246,033
504,222	Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class A, 0.99%, 11/20/37 (144A)	470,003
1,600,000(a)	Silver Rock CLO II, Ltd., Series 2021-2A, Class X, 5.858% (3 Month USD LIBOR + 105 bps), 1/20/35 (144A)	1,599,216
4,259,364(a)	SLM Private Credit Student Loan Trust, Series 2007-A, Class A4A, 5.106% (3 Month USD LIBOR + 24 bps), 12/16/41	4,039,102
886,671	Small Business Lending Trust, Series 2020-A, Class C, 5.01%, 12/15/26 (144A)	863,918
1,400,000	SoFi Consumer Loan Program Trust, Series 2023-1S, Class A, 5.81%, 5/15/31 (144A)	1,401,058
101,516(a)	Sofi Professional Loan Program LLC, Series 2016-D, Class A1, 5.795% (1 Month USD LIBOR + 95 bps), 1/25/39 (144A)	101,244
42,712(a)	Sofi Professional Loan Program LLC, Series 2017-A, Class A1, 5.545% (1 Month USD LIBOR + 70 bps), 3/26/40 (144A)	42,650
41,879(a)	Sofi Professional Loan Program LLC, Series 2017-C, Class A1, 5.445% (1 Month USD LIBOR + 60 bps), 7/25/40 (144A)	41,757
38,848(a)	Sofi Professional Loan Program LLC, Series 2018-A, Class A1, 5.195% (1 Month USD LIBOR + 35 bps), 2/25/42 (144A)	38,809
The accompanying notes are an integral part of these financial statements.
44Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
3,000,000(a)	Sound Point CLO XVI, Ltd., Series 2017-2A, Class D, 8.418% (3 Month USD LIBOR + 360 bps), 7/25/30 (144A)	$ 2,572,500
2,161,726	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37 (144A)	1,967,171
4,765,184(a)	STAR Trust, Series 2021-SFR2, Class A, 5.659% (1 Month USD LIBOR + 95 bps), 1/17/24 (144A)	4,644,480
6,250,000(a)	STAR Trust, Series 2021-SFR2, Class E, 6.709% (1 Month USD LIBOR + 200 bps), 1/17/24 (144A)	5,768,464
2,473,845	Stonepeak ABS, Series 2021-1A, Class AA, 2.301%, 2/28/33 (144A)	2,264,548
9,000,000(a)	STWD, Ltd., Series 2021-FL2, Class A, 5.909% (1 Month USD LIBOR + 120 bps), 4/18/38 (144A)	8,808,327
6,000,000(a)	STWD, Ltd., Series 2021-SIF1, Class A, 6.292% (3 Month USD LIBOR + 150 bps), 4/15/32 (144A)	5,737,500
3,320,000(a)	STWD, Ltd., Series 2021-SIF1, Class C, 7.142% (3 Month USD LIBOR + 235 bps), 4/15/32 (144A)	3,099,851
12,000,000(a)	STWD, Ltd., Series 2021-SIF2A, Class A1, 6.208% (3 Month Term SOFR + 155 bps), 1/15/33 (144A)	11,829,192
6,000,000(a)	STWD, Ltd., Series 2021-SIF2A, Class D, 8.508% (3 Month Term SOFR + 385 bps), 1/15/33 (144A)	5,563,878
2,750,000	Tesla Auto Lease Trust, Series 2021-A, Class B, 1.02%, 3/20/25 (144A)	2,665,702
1,003,179	Theorem Funding Trust, Series 2022-1A, Class A, 1.85%, 2/15/28 (144A)	980,634
3,325,000(a)	THL Credit Wind River CLO, Ltd., Series 2019-1A, Class XR, 5.758% (3 Month USD LIBOR + 95 bps), 7/20/34 (144A)	3,323,151
1,326,354	Tidewater Auto Receivables Trust, Series 2018-AA, Class E, 5.48%, 10/15/26 (144A)	1,324,361
2,750,000	Tidewater Auto Receivables Trust, Series 2020-AA, Class E, 3.35%, 7/17/28 (144A)	2,663,441
2,938,595(a)	Towd Point Asset Trust, Series 2018-SL1, Class A, 5.445% (1 Month USD LIBOR + 60 bps), 1/25/46 (144A)	2,916,591
11,000,000(a)	Towd Point Asset Trust, Series 2018-SL1, Class B, 5.895% (1 Month USD LIBOR + 105 bps), 1/25/46 (144A)	10,512,842
11,500,000(a)	Trafigura Securitisation Finance Plc, Series 2021-1A, Class A1, 5.214% (1 Month USD LIBOR + 53 bps), 1/15/25 (144A)	11,191,823
1,000,000	Tricolor Auto Securitization Trust, Series 2021-1A, Class D, 1.92%, 5/15/26 (144A)	976,901
3,250,000	Tricolor Auto Securitization Trust, Series 2021-1A, Class E, 3.23%, 9/15/26 (144A)	3,097,269
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2345

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
802,403	Tricolor Auto Securitization Trust, Series 2022-1A, Class A, 3.30%, 2/18/25 (144A)	$ 795,117
5,000,000	Tricolor Auto Securitization Trust, Series 2022-1A, Class E, 7.79%, 8/16/27 (144A)	4,794,428
7,518,476	Tricolor Auto Securitization Trust, Series 2023-1A, Class A, 6.48%, 8/17/26 (144A)	7,515,240
4,018,000	Tricon American Homes Trust, Series 2017-SFR2, Class F, 5.104%, 1/17/36 (144A)	3,936,000
16,400,000(a)	TRTX Issuer, Ltd., Series 2019-FL3, Class C, 6.958% (1 Month Term SOFR + 221 bps), 10/15/34 (144A)	15,623,634
1,180,168	TVEST LLC, Series 2020-A, Class A, 4.50%, 7/15/32 (144A)	1,171,761
3,330,708	TVEST LLC, Series 2021-A, Class A, 2.35%, 9/15/33 (144A)	3,242,420
4,700,000	United Auto Credit Securitization Trust, Series 2021-1, Class F, 4.30%, 9/10/27 (144A)	4,459,078
2,500,000	United Auto Credit Securitization Trust, Series 2022-2, Class B, 5.41%, 12/10/25 (144A)	2,471,905
2,377,421	United Auto Credit Securitization Trust, Series 2023-1, Class A, 5.57%, 7/10/25 (144A)	2,374,890
36,178	Upstart Pass-Through Trust Series, Series 2020-ST2, Class A, 3.50%, 3/20/28 (144A)	35,597
622,930	Upstart Pass-Through Trust Series, Series 2021-ST4, Class A, 2.00%, 7/20/27 (144A)	579,275
2,683,575	Upstart Pass-Through Trust Series, Series 2021-ST5, Class A, 2.00%, 7/20/27 (144A)	2,559,882
4,033,521	Upstart Pass-Through Trust Series, Series 2022-ST2, Class A, 3.80%, 4/20/30 (144A)	3,776,896
1,704,431	Upstart Securitization Trust, Series 2021-1, Class B, 1.89%, 3/20/31 (144A)	1,682,860
2,667,973	Upstart Securitization Trust, Series 2021-5, Class A, 1.31%, 11/20/31 (144A)	2,597,019
26,316(a)	Venture 32 CLO, Ltd., Series 2018-32RR, Class AX, 5.548% (3 Month USD LIBOR + 75 bps), 7/19/31 (144A)	26,230
1,587,963	Veros Auto Receivables Trust, Series 2021-1, Class A, 0.92%, 10/15/26 (144A)	1,571,831
2,000,000	Veros Auto Receivables Trust, Series 2021-1, Class C, 3.64%, 8/15/28 (144A)	1,867,991
3,478,026	VFI ABS LLC, Series 2022-1A, Class A, 2.23%, 3/24/28 (144A)	3,379,175
709,106	Westgate Resorts LLC, Series 2020-1A, Class A, 2.713%, 3/20/34 (144A)	692,304
850,927	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%, 3/20/34 (144A)	840,933
The accompanying notes are an integral part of these financial statements.
46Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
4,730,650	Westgate Resorts LLC, Series 2022-1A, Class C, 2.488%, 8/20/36 (144A)	$ 4,460,558
4,015,943(a)	Westlake Automobile Receivables Trust, Series 2022-1A, Class A2B, 5.258% (SOFR30A + 70 bps), 12/16/24 (144A)	4,013,610
7,765,000(a)	Westlake Automobile Receivables Trust, Series 2023-1A, Class A2B, 5.408% (SOFR30A + 85 bps), 6/15/26 (144A)	7,758,610
9,000,000(a)	Westlake Automobile Receivables Trust, Series 2023-2A, Class A2B, 5.608% (SOFR30A + 75 bps), 7/15/26 (144A)	8,976,700
6,759,146	Willis Engine Structured Trust VI, Series 2021-A, Class B, 5.438%, 5/15/46 (144A)	4,733,417
4,846(a)	Wilshire Mortgage Loan Trust, Series 1997-2, Class A6, 5.125% (1 Month USD LIBOR + 28 bps), 5/25/28	4,820
5,000,000(a)	Woodmont Trust, Series 2020-7A, Class A1A, 6.692% (3 Month USD LIBOR + 190 bps), 1/15/32 (144A)	4,904,640
5,000,000(a)	World Omni Select Auto Trust, Series 2023-A, Class A2B, 5.696% (SOFR30A + 85 bps), 3/15/27	4,953,460
6,500,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A, Class BR, 6.792% (3 Month USD LIBOR + 200 bps), 7/16/31 (144A)	6,393,751
6,000,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A, Class DR, 9.792% (3 Month USD LIBOR + 500 bps), 7/16/31 (144A)	5,706,762
	Total Asset Backed Securities (Cost $1,266,958,730)	$1,233,372,384

	Collateralized Mortgage Obligations—13.4% of Net Assets
33,399(c)	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 3B1, 3.172%, 6/25/30	$ 32,864
39,292(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 6.695% (1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	39,284
9,678,259(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M2, 7.595% (1 Month USD LIBOR + 275 bps), 10/25/28 (144A)	9,702,602
4,136,127(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 7.545% (1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	4,145,094
2,800,000(a)	Bellemeade Re, Ltd., Series 2019-3A, Class B1, 7.345% (1 Month USD LIBOR + 250 bps), 7/25/29 (144A)	2,781,897
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2347

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
3,973,673(a)	Bellemeade Re, Ltd., Series 2019-4A, Class M1C, 7.345% (1 Month USD LIBOR + 250 bps), 10/25/29 (144A)	$ 3,982,793
5,141,172(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C, 8.545% (1 Month USD LIBOR + 370 bps), 10/25/30 (144A)	5,204,818
5,000,000(a)	Bellemeade Re, Ltd., Series 2020-4A, Class B1, 9.845% (1 Month USD LIBOR + 500 bps), 6/25/30 (144A)	5,097,320
1,579,122(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 8.445% (1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	1,588,937
2,900,000(a)	Bellemeade Re, Ltd., Series 2021-1A, Class M1B, 6.76% (SOFR30A + 220 bps), 3/25/31 (144A)	2,896,399
812,474(a)	Bellemeade Re, Ltd., Series 2021-2A, Class M1A, 5.76% (SOFR30A + 120 bps), 6/25/31 (144A)	806,534
6,613,208(a)	Bellemeade Re, Ltd., Series 2021-3A, Class A2, 5.56% (SOFR30A + 100 bps), 9/25/31 (144A)	6,418,151
15,000,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class M1C, 6.11% (SOFR30A + 155 bps), 9/25/31 (144A)	14,472,613
15,964,000(a)	Bellemeade Re, Ltd., Series 2022-1, Class M1C, 8.26% (SOFR30A + 370 bps), 1/26/32 (144A)	15,515,906
721,264(a)	Brass NO 8 Plc, Series 8A, Class A1, 5.572% (3 Month USD LIBOR + 70 bps), 11/16/66 (144A)	714,553
572,409(c)	BRAVO Residential Funding Trust, Series 2021-NQM2, Class A2, 1.28%, 3/25/60 (144A)	535,430
58,253(c)	Cascade Funding Mortgage Trust, Series 2019-RM3, Class A, 2.80%, 6/25/69 (144A)	56,228
8,944,226(c)	Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898%, 6/25/36 (144A)	8,481,275
200,000(c)	CFMT LLC, Series 2020-HB4, Class M3, 2.72%, 12/26/30 (144A)	185,605
8,000,000(c)	CFMT LLC, Series 2020-HB4, Class M4, 4.948%, 12/26/30 (144A)	7,426,104
3,300,000(c)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%, 2/25/31 (144A)	3,061,857
7,218,175(c)	CFMT LLC, Series 2021-HB7, Class A, 1.151%, 10/27/31 (144A)	6,770,411
9,000,000(c)	CFMT LLC, Series 2021-HB7, Class M2, 2.679%, 10/27/31 (144A)	8,246,174
6,450,000(c)	CFMT LLC, Series 2021-HB7, Class M4, 5.072%, 10/27/31 (144A)	5,839,351
3,042,941(c)	CFMT LLC, Series 2022-HB8, Class A, 3.75%, 4/25/25 (144A)	2,963,125
The accompanying notes are an integral part of these financial statements.
48Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
8,000,000(c)	CFMT LLC, Series 2022-HB8, Class M3, 3.75%, 4/25/25 (144A)	$ 6,740,560
7,758,307(a)	Chase Mortgage Finance Corp., Series 2021-CL1, Class M1, 5.76% (SOFR30A + 120 bps), 2/25/50 (144A)	7,001,307
2,008,032(a)	Chase Mortgage Finance Corp., Series 2021-CL1, Class M2, 5.91% (SOFR30A + 135 bps), 2/25/50 (144A)	1,736,717
1,156,140(a)	Chase Mortgage Finance Corp., Series 2021-CL1, Class M3, 6.11% (SOFR30A + 155 bps), 2/25/50 (144A)	983,261
16,393,370(a)	Connecticut Avenue Securities Trust, Series 2019-HRP1, Class M2, 6.995% (1 Month USD LIBOR + 215 bps), 11/25/39 (144A)	16,352,480
2,515,000(a)	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2, 6.46% (SOFR30A + 190 bps), 12/25/41 (144A)	2,407,469
5,622,997(a)	Connecticut Avenue Securities Trust, Series 2022-R02, Class 2M1, 5.76% (SOFR30A + 120 bps), 1/25/42 (144A)	5,577,535
8,284,153(a)	Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M1, 6.56% (SOFR30A + 200 bps), 3/25/42 (144A)	8,289,175
3,182,030(a)	Connecticut Avenue Securities Trust, Series 2022-R09, Class 2M1, 7.068% (SOFR30A + 250 bps), 9/25/42 (144A)	3,186,697
9,443,325(a)	Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, 6.968% (SOFR30A + 240 bps), 12/25/42 (144A)	9,464,298
4,667,030(a)	Connecticut Avenue Securities Trust, Series 2023-R02, Class 1M1, 6.868% (SOFR30A + 230 bps), 1/25/43 (144A)	4,661,853
5,174(a)	CSFB Mortgage-Backed Pass-Through Certificates Series, Series 2004-AR5, Class 11A2, 5.585% (1 Month USD LIBOR + 74 bps), 6/25/34	5,173
4,410,148(a)	Eagle Re, Ltd., Series 2018-1, Class M1, 6.545% (1 Month USD LIBOR + 170 bps), 11/25/28 (144A)	4,405,460
9,231,011(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 6.645% (1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	9,216,095
4,164,253(a)	Eagle Re, Ltd., Series 2020-1, Class M1B, 6.295% (1 Month USD LIBOR + 145 bps), 1/25/30 (144A)	4,157,257
666,055(a)	Eagle Re, Ltd., Series 2021-1, Class M1B, 6.71% (SOFR30A + 215 bps), 10/25/33 (144A)	666,030
3,360,000(a)	Eagle Re, Ltd., Series 2021-2, Class M1C, 8.01% (SOFR30A + 345 bps), 4/25/34 (144A)	3,397,331
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2349

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
4,095,511(a)	Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1EB1, 5.295% (1 Month USD LIBOR + 45 bps), 7/25/30	$ 4,076,633
1,651,912(a)	Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2M1, 5.46% (SOFR30A + 90 bps), 11/25/41 (144A)	1,631,353
969,695(a)	Fannie Mae Trust, Series 2003-W6, Class F, 4.967% (1 Month USD LIBOR + 35 bps), 9/25/42	952,282
371,993(a)	Fannie Mae Trust, Series 2005-W3, Class 2AF, 5.065% (1 Month USD LIBOR + 22 bps), 3/25/45	367,956
29,489(c)	Fannie Mae Trust, Series 2005-W3, Class 3A, 3.74%, 4/25/45	28,475
37,804(c)	Fannie Mae Trust, Series 2005-W4, Class 3A, 3.273%, 6/25/45	36,628
331,674(a)	Fannie Mae Whole Loan, Series 2007-W1, Class 1AF1, 5.105% (1 Month USD LIBOR + 26 bps), 11/25/46	327,895
32,279(a)	Federal Home Loan Mortgage Corp. REMICs, Series 1695, Class EG, 5.638% (1 Month USD LIBOR + 105 bps), 3/15/24	32,347
73,220(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2106, Class F, 5.134% (1 Month USD LIBOR + 45 bps), 12/15/28	72,819
42,679(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2122, Class FD, 5.034% (1 Month USD LIBOR + 35 bps), 2/15/29	42,363
10,166(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2156, Class FQ, 5.034% (1 Month USD LIBOR + 35 bps), 5/15/29	10,142
74,486(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2186, Class FY, 5.284% (1 Month USD LIBOR + 60 bps), 4/15/28	74,528
21,469(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2368, Class AF, 5.634% (1 Month USD LIBOR + 95 bps), 10/15/31	21,631
22,376(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2377, Class FE, 5.284% (1 Month USD LIBOR + 60 bps), 11/15/31	22,300
55,051(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2411, Class FR, 5.284% (1 Month USD LIBOR + 60 bps), 6/15/31	54,874
44,635(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2432, Class FH, 5.384% (1 Month USD LIBOR + 70 bps), 3/15/32	44,746
The accompanying notes are an integral part of these financial statements.
50Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
125,140(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2439, Class F, 5.684% (1 Month USD LIBOR + 100 bps), 3/15/32	$ 126,660
168,843(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2470, Class AF, 5.684% (1 Month USD LIBOR + 100 bps), 3/15/32	170,844
105,729(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2471, Class FD, 5.684% (1 Month USD LIBOR + 100 bps), 3/15/32	107,013
33,001(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2498, Class FQ, 5.284% (1 Month USD LIBOR + 60 bps), 9/15/32	32,867
36,178(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2543, Class EF, 5.034% (1 Month USD LIBOR + 35 bps), 12/15/32	35,846
192,260(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2551, Class FD, 5.084% (1 Month USD LIBOR + 40 bps), 1/15/33	190,865
120,962(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2567, Class FJ, 5.084% (1 Month USD LIBOR + 40 bps), 2/15/33	120,076
55,559(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2577, Class FA, 5.234% (1 Month USD LIBOR + 55 bps), 2/15/33	55,241
4,388(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2585, Class FD, 5.184% (1 Month USD LIBOR + 50 bps), 12/15/32	4,355
62,162(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2614, Class FV, 6.162% (1 Month USD LIBOR + 150 bps), 5/15/33	62,875
90,637(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2631, Class FC, 5.084% (1 Month USD LIBOR + 40 bps), 6/15/33	89,920
48,710(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2711, Class FA, 5.684% (1 Month USD LIBOR + 100 bps), 11/15/33	49,356
63,293(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2916, Class NF, 4.934% (1 Month USD LIBOR + 25 bps), 1/15/35	62,705
205,518(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2976, Class LF, 5.024% (1 Month USD LIBOR + 34 bps), 5/15/35	202,347
50,832(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3012, Class FE, 4.934% (1 Month USD LIBOR + 25 bps), 8/15/35	50,569
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2351

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
53,839(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3042, Class PF, 4.934% (1 Month USD LIBOR + 25 bps), 8/15/35	$ 53,377
38,410(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3067, Class FA, 5.034% (1 Month USD LIBOR + 35 bps), 11/15/35	37,805
29,939(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3102, Class FG, 4.984% (1 Month USD LIBOR + 30 bps), 1/15/36	29,635
76,475(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3117, Class EF, 5.034% (1 Month USD LIBOR + 35 bps), 2/15/36	75,470
163,777(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3117, Class FE, 4.984% (1 Month USD LIBOR + 30 bps), 2/15/36	161,094
88,186(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3122, Class FP, 4.984% (1 Month USD LIBOR + 30 bps), 3/15/36	87,354
53,745(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3147, Class PF, 4.984% (1 Month USD LIBOR + 30 bps), 4/15/36	53,236
131,941(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3173, Class FC, 5.104% (1 Month USD LIBOR + 42 bps), 6/15/36	129,964
298,346(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3175, Class FE, 4.994% (1 Month USD LIBOR + 31 bps), 6/15/36	293,932
178,530(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3181, Class HF, 5.184% (1 Month USD LIBOR + 50 bps), 7/15/36	176,547
10,876(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3191, Class FE, 5.084% (1 Month USD LIBOR + 40 bps), 7/15/36	10,743
138,449(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3221, Class FW, 5.104% (1 Month USD LIBOR + 42 bps), 9/15/36	136,363
46,280(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3222, Class FN, 5.084% (1 Month USD LIBOR + 40 bps), 9/15/36	45,554
151,857(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3239, Class EF, 5.034% (1 Month USD LIBOR + 35 bps), 11/15/36	149,083
73,904(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3239, Class FB, 5.034% (1 Month USD LIBOR + 35 bps), 11/15/36	72,605
The accompanying notes are an integral part of these financial statements.
52Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
119,216(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3247, Class FA, 4.934% (1 Month USD LIBOR + 25 bps), 8/15/36	$ 116,305
178,680(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3266, Class F, 4.984% (1 Month USD LIBOR + 30 bps), 1/15/37	174,243
103,010(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3307, Class FT, 4.924% (1 Month USD LIBOR + 24 bps), 7/15/34	101,112
10,953(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3315, Class F, 5.024% (1 Month USD LIBOR + 34 bps), 5/15/37	10,697
291,265(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3373, Class FB, 5.264% (1 Month USD LIBOR + 58 bps), 10/15/37	288,434
32,862(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3376, Class FM, 5.304% (1 Month USD LIBOR + 62 bps), 10/15/37	32,609
101,711(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3560, Class FA, 5.934% (1 Month USD LIBOR + 125 bps), 5/15/37	103,326
173,669(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3610, Class FA, 5.384% (1 Month USD LIBOR + 70 bps), 12/15/39	173,406
56,486(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3708, Class PF, 5.034% (1 Month USD LIBOR + 35 bps), 7/15/40	56,065
977(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3784, Class F, 5.084% (1 Month USD LIBOR + 40 bps), 7/15/23	976
2,343(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3792, Class DF, 5.084% (1 Month USD LIBOR + 40 bps), 11/15/40	2,341
15,738(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3867, Class FD, 5.034% (1 Month USD LIBOR + 35 bps), 5/15/41	15,535
22,061(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3914, Class LF, 4.884% (1 Month USD LIBOR + 20 bps), 8/15/26	21,995
28,743(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3970, Class GF, 4.984% (1 Month USD LIBOR + 30 bps), 9/15/26	28,712
45,925(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3982, Class FL, 5.234% (1 Month USD LIBOR + 55 bps), 12/15/39	45,861
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2353

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
34,480(a)	Federal Home Loan Mortgage Corp. REMICs, Series 4056, Class QF, 5.034% (1 Month USD LIBOR + 35 bps), 12/15/41	$ 34,004
2,458(a)	Federal National Mortgage Association REMICs, Series 1993-230, Class FA, 5.217% (1 Month USD LIBOR + 60 bps), 12/25/23	2,458
5,735(a)	Federal National Mortgage Association REMICs, Series 1993-247, Class FA, 6.726% (12 mo. USD LIBOR + 140 bps), 12/25/23	5,725
5,735(a)	Federal National Mortgage Association REMICs, Series 1993-247, Class FE, 5.845% (1 Month USD LIBOR + 100 bps), 12/25/23	5,743
17,108(a)	Federal National Mortgage Association REMICs, Series 1994-40, Class FC, 5.345% (1 Month USD LIBOR + 50 bps), 3/25/24	17,137
5,688(a)	Federal National Mortgage Association REMICs, Series 1997-46, Class FA, 5.261% (1 Month USD LIBOR + 50 bps), 7/18/27	5,630
5,715(a)	Federal National Mortgage Association REMICs, Series 1998-21, Class F, 3.821% (1 Year CMT Index + 35 bps), 3/25/28	5,676
22,736(a)	Federal National Mortgage Association REMICs, Series 2000-47, Class FD, 5.395% (1 Month USD LIBOR + 55 bps), 12/25/30	22,631
81,746(a)	Federal National Mortgage Association REMICs, Series 2001-35, Class F, 5.445% (1 Month USD LIBOR + 60 bps), 7/25/31	81,467
29,329(a)	Federal National Mortgage Association REMICs, Series 2001-37, Class F, 5.345% (1 Month USD LIBOR + 50 bps), 8/25/31	29,187
168,930(a)	Federal National Mortgage Association REMICs, Series 2001-50, Class FQ, 5.445% (1 Month USD LIBOR + 60 bps), 11/25/31	168,353
74,329(a)	Federal National Mortgage Association REMICs, Series 2001-65, Class F, 5.445% (1 Month USD LIBOR + 60 bps), 11/25/31	74,292
47,979(a)	Federal National Mortgage Association REMICs, Series 2001-69, Class FA, 5.445% (1 Month USD LIBOR + 60 bps), 7/25/31	47,810
111,277(a)	Federal National Mortgage Association REMICs, Series 2001-72, Class FB, 5.745% (1 Month USD LIBOR + 90 bps), 12/25/31	111,982
35,682(a)	Federal National Mortgage Association REMICs, Series 2001-81, Class FL, 5.411% (1 Month USD LIBOR + 65 bps), 1/18/32	35,646
The accompanying notes are an integral part of these financial statements.
54Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
62,683(a)	Federal National Mortgage Association REMICs, Series 2002-1, Class FC, 5.545% (1 Month USD LIBOR + 70 bps), 1/25/32	$ 62,840
174,460(a)	Federal National Mortgage Association REMICs, Series 2002-13, Class FD, 5.745% (1 Month USD LIBOR + 90 bps), 3/25/32	175,364
108,235(a)	Federal National Mortgage Association REMICs, Series 2002-34, Class FA, 5.261% (1 Month USD LIBOR + 50 bps), 5/18/32	108,087
101,249(a)	Federal National Mortgage Association REMICs, Series 2002-56, Class FN, 5.845% (1 Month USD LIBOR + 100 bps), 7/25/32	102,488
15,324(a)	Federal National Mortgage Association REMICs, Series 2002-58, Class FD, 5.445% (1 Month USD LIBOR + 60 bps), 8/25/32	15,312
65,127(a)	Federal National Mortgage Association REMICs, Series 2002-77, Class F, 5.445% (1 Month USD LIBOR + 60 bps), 12/25/32	65,065
46,199(a)	Federal National Mortgage Association REMICs, Series 2002-82, Class FB, 5.345% (1 Month USD LIBOR + 50 bps), 12/25/32	46,006
60,899(a)	Federal National Mortgage Association REMICs, Series 2002-90, Class FH, 5.345% (1 Month USD LIBOR + 50 bps), 9/25/32	60,460
34,107(a)	Federal National Mortgage Association REMICs, Series 2002-92, Class FB, 5.495% (1 Month USD LIBOR + 65 bps), 4/25/30	34,144
66,027(a)	Federal National Mortgage Association REMICs, Series 2002-93, Class FH, 5.345% (1 Month USD LIBOR + 50 bps), 1/25/33	65,739
110,098(a)	Federal National Mortgage Association REMICs, Series 2003-107, Class FD, 5.345% (1 Month USD LIBOR + 50 bps), 11/25/33	109,563
164,633(a)	Federal National Mortgage Association REMICs, Series 2003-31, Class FM, 5.345% (1 Month USD LIBOR + 50 bps), 4/25/33	163,874
73,971(a)	Federal National Mortgage Association REMICs, Series 2003-42, Class JF, 5.345% (1 Month USD LIBOR + 50 bps), 5/25/33	73,466
675(a)	Federal National Mortgage Association REMICs, Series 2003-49, Class FY, 5.245% (1 Month USD LIBOR + 40 bps), 6/25/23	675
53,896(a)	Federal National Mortgage Association REMICs, Series 2003-7, Class FA, 5.595% (1 Month USD LIBOR + 75 bps), 2/25/33	54,122
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2355

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
98,111(a)	Federal National Mortgage Association REMICs, Series 2003-8, Class FJ, 5.195% (1 Month USD LIBOR + 35 bps), 2/25/33	$ 97,778
113,057(a)	Federal National Mortgage Association REMICs, Series 2004-52, Class FW, 5.245% (1 Month USD LIBOR + 40 bps), 7/25/34	112,231
30,327(a)	Federal National Mortgage Association REMICs, Series 2004-54, Class FN, 5.295% (1 Month USD LIBOR + 45 bps), 7/25/34	30,167
91,932(a)	Federal National Mortgage Association REMICs, Series 2004-79, Class FM, 5.145% (1 Month USD LIBOR + 30 bps), 11/25/24	91,754
106,937(a)	Federal National Mortgage Association REMICs, Series 2005-83, Class KT, 5.145% (1 Month USD LIBOR + 30 bps), 10/25/35	105,375
118,754(a)	Federal National Mortgage Association REMICs, Series 2005-83, Class LF, 5.155% (1 Month USD LIBOR + 31 bps), 2/25/35	117,900
65,963(a)	Federal National Mortgage Association REMICs, Series 2006-104, Class GF, 5.165% (1 Month USD LIBOR + 32 bps), 11/25/36	64,940
22,400(a)	Federal National Mortgage Association REMICs, Series 2006-11, Class FB, 5.145% (1 Month USD LIBOR + 30 bps), 3/25/36	22,082
33,067(a)	Federal National Mortgage Association REMICs, Series 2006-115, Class BF, 5.085% (1 Month USD LIBOR + 24 bps), 12/25/36	32,432
68,384(a)	Federal National Mortgage Association REMICs, Series 2006-34, Class FA, 5.155% (1 Month USD LIBOR + 31 bps), 5/25/36	67,282
125,809(a)	Federal National Mortgage Association REMICs, Series 2006-42, Class CF, 5.295% (1 Month USD LIBOR + 45 bps), 6/25/36	124,510
50,891(a)	Federal National Mortgage Association REMICs, Series 2006-56, Class FC, 5.135% (1 Month USD LIBOR + 29 bps), 7/25/36	50,340
11,928(a)	Federal National Mortgage Association REMICs, Series 2006-70, Class BF, 5.395% (1 Month USD LIBOR + 55 bps), 8/25/36	11,786
27,519(a)	Federal National Mortgage Association REMICs, Series 2006-82, Class F, 5.415% (1 Month USD LIBOR + 57 bps), 9/25/36	27,283
23,057(a)	Federal National Mortgage Association REMICs, Series 2007-100, Class YF, 5.395% (1 Month USD LIBOR + 55 bps), 10/25/37	22,791
The accompanying notes are an integral part of these financial statements.
56Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
33,798(a)	Federal National Mortgage Association REMICs, Series 2007-103, Class AF, 5.845% (1 Month USD LIBOR + 100 bps), 3/25/37	$ 33,901
36,573(a)	Federal National Mortgage Association REMICs, Series 2007-110, Class FA, 5.465% (1 Month USD LIBOR + 62 bps), 12/25/37	36,296
58,692(a)	Federal National Mortgage Association REMICs, Series 2007-13, Class FA, 5.095% (1 Month USD LIBOR + 25 bps), 3/25/37	57,025
74,611(a)	Federal National Mortgage Association REMICs, Series 2007-2, Class FT, 5.095% (1 Month USD LIBOR + 25 bps), 2/25/37	72,701
50,891(a)	Federal National Mortgage Association REMICs, Series 2007-41, Class FA, 5.245% (1 Month USD LIBOR + 40 bps), 5/25/37	49,998
149,743(a)	Federal National Mortgage Association REMICs, Series 2007-50, Class FN, 5.085% (1 Month USD LIBOR + 24 bps), 6/25/37	146,870
13,991(a)	Federal National Mortgage Association REMICs, Series 2007-57, Class FA, 5.075% (1 Month USD LIBOR + 23 bps), 6/25/37	13,769
38,229(a)	Federal National Mortgage Association REMICs, Series 2007-58, Class FA, 5.095% (1 Month USD LIBOR + 25 bps), 6/25/37	37,259
34,311(a)	Federal National Mortgage Association REMICs, Series 2007-66, Class FB, 5.245% (1 Month USD LIBOR + 40 bps), 7/25/37	34,120
90,523(a)	Federal National Mortgage Association REMICs, Series 2007-7, Class FJ, 5.045% (1 Month USD LIBOR + 20 bps), 2/25/37	88,560
138,475(a)	Federal National Mortgage Association REMICs, Series 2007-85, Class FG, 5.345% (1 Month USD LIBOR + 50 bps), 9/25/37	136,583
183,354(a)	Federal National Mortgage Association REMICs, Series 2007-91, Class FB, 5.445% (1 Month USD LIBOR + 60 bps), 10/25/37	181,824
59,957(a)	Federal National Mortgage Association REMICs, Series 2007-92, Class OF, 5.415% (1 Month USD LIBOR + 57 bps), 9/25/37	59,598
33,902(a)	Federal National Mortgage Association REMICs, Series 2007-93, Class FD, 5.395% (1 Month USD LIBOR + 55 bps), 9/25/37	33,568
17,849(a)	Federal National Mortgage Association REMICs, Series 2007-98, Class FD, 5.295% (1 Month USD LIBOR + 45 bps), 6/25/37	17,572
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2357

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
18,107(a)	Federal National Mortgage Association REMICs, Series 2008-6, Class FA, 5.545% (1 Month USD LIBOR + 70 bps), 2/25/38	$ 18,011
101,166(a)	Federal National Mortgage Association REMICs, Series 2008-88, Class FA, 6.065% (1 Month USD LIBOR + 122 bps), 10/25/38	103,236
48,390(a)	Federal National Mortgage Association REMICs, Series 2009-113, Class FB, 5.395% (1 Month USD LIBOR + 55 bps), 1/25/40	47,996
30,250(a)	Federal National Mortgage Association REMICs, Series 2010-43, Class FD, 5.445% (1 Month USD LIBOR + 60 bps), 5/25/40	29,955
90,896(a)	Federal National Mortgage Association REMICs, Series 2010-43, Class IF, 5.345% (1 Month USD LIBOR + 50 bps), 5/25/40	90,047
91,298(a)	Federal National Mortgage Association REMICs, Series 2012-40, Class PF, 5.345% (1 Month USD LIBOR + 50 bps), 4/25/42	89,790
1,134,552(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA2, Class M2, 7.945% (1 Month USD LIBOR + 310 bps), 3/25/50 (144A)	1,162,579
1,574,724(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA3, Class M1, 5.31% (SOFR30A + 75 bps), 10/25/33 (144A)	1,564,953
6,468,244(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA5, Class M2, 6.21% (SOFR30A + 165 bps), 1/25/34 (144A)	6,347,563
1,525,101(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA6, Class M1, 5.36% (SOFR30A + 80 bps), 10/25/41 (144A)	1,511,388
3,568,882(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA7, Class M1, 5.41% (SOFR30A + 85 bps), 11/25/41 (144A)	3,514,570
1,475,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA7, Class M2, 6.36% (SOFR30A + 180 bps), 11/25/41 (144A)	1,401,356
7,550,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA1, Class M2, 6.81% (SOFR30A + 225 bps), 8/25/33 (144A)	7,267,812
4,700,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class M2, 6.66% (SOFR30A + 210 bps), 9/25/41 (144A)	4,230,229
9,977,928(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA4, Class M1, 5.51% (SOFR30A + 95 bps), 12/25/41 (144A)	9,612,462
The accompanying notes are an integral part of these financial statements.
58Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
12,380,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA1, Class M2, 7.06% (SOFR30A + 250 bps), 1/25/42 (144A)	$ 11,420,550
5,590,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class M1B, 6.96% (SOFR30A + 240 bps), 2/25/42 (144A)	5,429,859
2,594,936(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA6, Class M1A, 6.71% (SOFR30A + 215 bps), 9/25/42 (144A)	2,601,731
5,665,169(a)	Freddie Mac STACR REMIC Trust, Series 2022-HQA1, Class M1A, 6.66% (SOFR30A + 210 bps), 3/25/42 (144A)	5,665,160
3,045,033(a)	Freddie Mac STACR REMIC Trust, Series 2022-HQA3, Class M1A, 6.86% (SOFR30A + 230 bps), 8/25/42 (144A)	3,052,632
680,352(a)	Freddie Mac STACR Trust, Series 2019-FTR2, Class M1, 5.795% (1 Month USD LIBOR + 95 bps), 11/25/48 (144A)	676,975
70,526(a)	Freddie Mac STRIPS, Series 237, Class F14, 5.084% (1 Month USD LIBOR + 40 bps), 5/15/36	69,504
65,939(a)	Freddie Mac STRIPS, Series 239, Class F29, 4.934% (1 Month USD LIBOR + 25 bps), 8/15/36	64,699
285,056(a)	Freddie Mac STRIPS, Series 239, Class F30, 4.984% (1 Month USD LIBOR + 30 bps), 8/15/36	280,330
82,672(a)	Freddie Mac STRIPS, Series 244, Class F22, 5.034% (1 Month USD LIBOR + 35 bps), 12/15/36	81,482
8,440,935(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2, 9.095% (1 Month USD LIBOR + 425 bps), 11/25/23	8,567,000
3,425,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-HRP1, Class B1D, 7.345% (1 Month USD LIBOR + 250 bps), 12/25/42	3,269,301
3,819,575(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-HRP1, Class M2, 7.295% (1 Month USD LIBOR + 245 bps), 12/25/42	3,824,302
590,346(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-HRP1, Class M2D, 6.095% (1 Month USD LIBOR + 125 bps), 12/25/42	583,876
3,620,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M2, 6.86% (SOFR30A + 230 bps), 8/25/33 (144A)	3,565,773
33,767(a)	Government National Mortgage Association, Series 2003-7, Class FB, 4.928% (1 Month USD LIBOR + 20 bps), 1/16/33	33,666
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2359

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
223,820(a)	Government National Mortgage Association, Series 2005-16, Class FA, 5.011% (1 Month USD LIBOR + 25 bps), 2/20/35	$ 221,429
237,326(a)	Government National Mortgage Association, Series 2005-3, Class FC, 4.978% (1 Month USD LIBOR + 25 bps), 1/16/35	235,288
77,136(a)	Government National Mortgage Association, Series 2008-69, Class FA, 5.261% (1 Month USD LIBOR + 50 bps), 8/20/38	77,055
73,546(a)	Government National Mortgage Association, Series 2009-66, Class UF, 5.728% (1 Month USD LIBOR + 100 bps), 8/16/39	74,377
54,656(a)	Government National Mortgage Association, Series 2009-92, Class FJ, 5.408% (1 Month USD LIBOR + 68 bps), 10/16/39	54,703
5,347,200(a)	Home Re, Ltd., Series 2019-1, Class M1, 6.495% (1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	5,345,344
557,652(a)	Home Re, Ltd., Series 2020-1, Class M1C, 8.995% (1 Month USD LIBOR + 415 bps), 10/25/30 (144A)	558,714
4,178,285(a)	Home Re, Ltd., Series 2021-1, Class M1B, 6.395% (1 Month USD LIBOR + 155 bps), 7/25/33 (144A)	4,172,289
7,360,000(a)	Home Re, Ltd., Series 2021-1, Class M2, 7.695% (1 Month USD LIBOR + 285 bps), 7/25/33 (144A)	7,233,059
205,277(a)	Home Re, Ltd., Series 2021-2, Class M1A, 5.81% (SOFR30A + 125 bps), 1/25/34 (144A)	205,128
14,283,000(a)	Home Re, Ltd., Series 2021-2, Class M1C, 7.36% (SOFR30A + 280 bps), 1/25/34 (144A)	13,839,429
3,000,000(a)	Home Re, Ltd., Series 2022-1, Class M1A, 7.41% (SOFR30A + 285 bps), 10/25/34 (144A)	3,017,610
4,718,664	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA, 3.40%, 8/18/43 (144A)	4,388,357
1,867,435(c)	JP Morgan Mortgage Trust, Series 2014-IVR3, Class B4, 3.792%, 9/25/44 (144A)	1,727,451
233,819(c)	JP Morgan Mortgage Trust, Series 2014-IVR6, Class B1, 5.856%, 7/25/44 (144A)	232,916
9,309,541(a)	JP Morgan Mortgage Trust, Series 2018-7FRB, Class A2, 5.595% (1 Month USD LIBOR + 75 bps), 4/25/46 (144A)	8,896,647
1,525,685(a)	JP Morgan Mortgage Trust, Series 2018-7FRB, Class A3, 5.595% (1 Month USD LIBOR + 75 bps), 4/25/46 (144A)	1,453,151
7,636,847(c)	JP Morgan Mortgage Trust, Series 2018-7FRB, Class B1, 5.795%, 4/25/46 (144A)	7,009,262
7,223,111(c)	JP Morgan Mortgage Trust, Series 2018-7FRB, Class B2, 5.795%, 4/25/46 (144A)	6,604,909
The accompanying notes are an integral part of these financial statements.
60Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
960,156(a)	JP Morgan Seasoned Mortgage Trust, Series 2014-1, Class AM, 5.345% (1 Month USD LIBOR + 50 bps), 5/25/33 (144A)	$ 917,913
3,869,141(c)	JP Morgan Seasoned Mortgage Trust, Series 2014-1, Class B1, 5.007%, 5/25/33 (144A)	3,689,532
3,606,653(c)	JP Morgan Seasoned Mortgage Trust, Series 2014-1, Class B2, 5.007%, 5/25/33 (144A)	3,434,178
2,780,413(c)	JP Morgan Seasoned Mortgage Trust, Series 2014-1, Class B3, 5.007%, 5/25/33 (144A)	2,634,176
140,887(c)	JP Morgan Trust, Series 2015-1, Class 1A14, 5.788%, 12/25/44 (144A)	135,339
3,186,783(a)	JPMorgan Chase Bank N.A. - CHASE, Series 2019-CL1, Class M1, 6.195% (1 Month USD LIBOR + 135 bps), 4/25/47 (144A)	2,941,472
7,738,729(a)	LSTAR Securities Investment, Ltd., Series 2021-1, Class A, 7.648% (1 Month USD LIBOR + 280 bps), 2/1/26 (144A)	7,579,705
4,602(c)	Merrill Lynch Mortgage Investors Trust Series MLCC, Series 2003-G, Class A3, 5.957%, 1/25/29	4,394
382,535(a)	Merrill Lynch Mortgage Investors Trust Series MLCC, Series 2003-H, Class A1, 5.485% (1 Month USD LIBOR + 64 bps), 1/25/29	336,505
138,916(a)	Merrill Lynch Mortgage Investors Trust Series MLCC, Series 2004-B, Class A2, 5.765% (6 Month USD LIBOR + 54 bps), 5/25/29	129,813
11,731(a)	Merrill Lynch Mortgage Investors Trust Series MLCC, Series 2004-C, Class A2B, 6.149% (6 Month USD LIBOR + 100 bps), 7/25/29	11,201
71,447(c)	Merrill Lynch Mortgage Investors Trust Series MLCC, Series 2004-D, Class A3, 6.714%, 9/25/29	67,055
125,659(c)	Morgan Stanley Residential Mortgage Loan Trust, Series 2014-1A, Class A1, 6.01%, 6/25/44 (144A)	125,143
2,564,000(c)	Morgan Stanley Residential Mortgage Loan Trust, Series 2014-1A, Class B4, 6.01%, 6/25/44 (144A)	2,325,515
6,911,667(a)	NewRez Warehouse Securitization Trust, Series 2021-1, Class E, 8.095% (1 Month USD LIBOR + 325 bps), 5/25/55 (144A)	6,806,440
1,500,000(a)	Oaktown Re II, Ltd., Series 2018-1A, Class B1, 8.895% (1 Month USD LIBOR + 405 bps), 7/25/28 (144A)	1,506,419
5,067,342(a)	Oaktown Re II, Ltd., Series 2018-1A, Class M1, 6.395% (1 Month USD LIBOR + 155 bps), 7/25/28 (144A)	5,064,858
10,802,000(a)	Oaktown Re II, Ltd., Series 2018-1A, Class M2, 7.695% (1 Month USD LIBOR + 285 bps), 7/25/28 (144A)	10,823,066
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2361

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
4,970,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class B1A, 8.345% (1 Month USD LIBOR + 350 bps), 7/25/29 (144A)	$ 4,982,541
1,631,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class B1B, 9.195% (1 Month USD LIBOR + 435 bps), 7/25/29 (144A)	1,636,733
9,523,079(a)	Oaktown Re III, Ltd., Series 2019-1A, Class M1B, 6.795% (1 Month USD LIBOR + 195 bps), 7/25/29 (144A)	9,523,045
5,750,000(a)	Oaktown Re VI, Ltd., Series 2021-1A, Class M1B, 6.61% (SOFR30A + 205 bps), 10/25/33 (144A)	5,710,154
3,500,000(a)	Oaktown Re VII, Ltd., Series 2021-2, Class M1B, 7.46% (SOFR30A + 290 bps), 4/25/34 (144A)	3,455,053
66,604(a)	Pepper Residential Securities Trust, Series 21A, Class A1U, 5.608% (1 Month USD LIBOR + 88 bps), 1/16/60 (144A)	66,585
442,170(a)	Pepper Residential Securities Trust No. 22, Series 22A, Class A1U, 5.761% (1 Month USD LIBOR + 100 bps), 6/20/60 (144A)	441,648
1,124,241(a)	Pepper Residential Securities Trust No. 25, Series 25A, Class A1U, 5.729% (1 Month USD LIBOR + 93 bps), 3/12/61 (144A)	1,121,799
16,117,000(a)	PNMAC GMSR Issuer Trust, Series 2018-GT2, Class A, 7.495% (1 Month USD LIBOR + 265 bps), 8/25/25 (144A)	15,940,058
7,664,895(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 6.795% (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	7,662,061
2,350,000(a)	Radnor Re, Ltd., Series 2020-1, Class B1, 7.845% (1 Month USD LIBOR + 300 bps), 1/25/30 (144A)	2,159,816
11,587,180(a)	Radnor Re, Ltd., Series 2020-1, Class M1B, 6.295% (1 Month USD LIBOR + 145 bps), 1/25/30 (144A)	11,529,567
7,400,000(a)	Radnor Re, Ltd., Series 2020-1, Class M1C, 6.595% (1 Month USD LIBOR + 175 bps), 1/25/30 (144A)	7,313,202
20,516,000(a)	Radnor Re, Ltd., Series 2021-1, Class M1C, 7.26% (SOFR30A + 270 bps), 12/27/33 (144A)	20,193,101
1,790,000(a)	Radnor Re, Ltd., Series 2021-1, Class M2, 7.71% (SOFR30A + 315 bps), 12/27/33 (144A)	1,716,670
12,590,000(a)	Radnor Re, Ltd., Series 2021-2, Class M1B, 8.26% (SOFR30A + 370 bps), 11/25/31 (144A)	12,293,693
1,000,000(a)	Radnor RE, Ltd., Series 2022-1, Class M1A, 8.234% (SOFR30A + 375 bps), 9/25/32 (144A)	1,011,433
1,048,936(a)	RESI Finance LP, Series 2003-CB1, Class B3, 6.21% (1 Month USD LIBOR + 145 bps), 6/10/35 (144A)	832,931
The accompanying notes are an integral part of these financial statements.
62Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
326,743(a)	Resimac MBS Trust, Series 2018-2A, Class A1A, 5.61% (1 Month USD LIBOR + 85 bps), 4/10/50 (144A)	$ 326,568
839,565(a)	RESIMAC Premier Series, Series 2019-2A, Class A1, 5.84% (1 Month USD LIBOR + 95 bps), 2/10/51 (144A)	839,216
1,201,521(a)	RESIMAC Premier Series, Series 2020-1A, Class A1A, 5.759% (1 Month USD LIBOR + 105 bps), 2/7/52 (144A)	1,197,558
1,680,790(c)	RMF Buyout Issuance Trust, Series 2021-HB1, Class A, 1.259%, 11/25/31 (144A)	1,606,114
7,747,796(a)	STACR Trust, Series 2018-HRP1, Class B1, 8.595% (1 Month USD LIBOR + 375 bps), 4/25/43 (144A)	7,777,141
255,316(a)	STACR Trust, Series 2018-HRP1, Class M2, 6.495% (1 Month USD LIBOR + 165 bps), 4/25/43 (144A)	255,316
7,158,237(a)	STACR Trust, Series 2018-HRP2, Class M3, 7.245% (1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	7,148,735
10,125,049(a)	STACR Trust, Series 2018-HRP2, Class M3AS, 5.845% (1 Month USD LIBOR + 100 bps), 2/25/47 (144A)	10,049,915
7,314,792	Towd Point Mortgage Trust, Series 2020-4, Class XA, 3.25%, 10/25/60 (144A)	6,691,894
7,507,180(a)	Triangle Re, Ltd., Series 2021-1, Class M2, 8.745% (1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	7,547,028
2,950,606(a)	Triangle Re, Ltd., Series 2021-2, Class M1B, 7.445% (1 Month USD LIBOR + 260 bps), 10/25/33 (144A)	2,957,089
7,880,000(a)	Triangle Re, Ltd., Series 2021-3, Class M1B, 7.46% (SOFR30A + 290 bps), 2/25/34 (144A)	7,678,538
	Total Collateralized Mortgage Obligations (Cost $596,280,210)	$582,543,985

	Commercial Mortgage-Backed Securities—6.3% of Net Assets
5,328,000(a)	AREIT Trust, Series 2022-CRE6, Class E, 7.959% (SOFR30A + 340 bps), 1/16/37 (144A)	$ 4,775,084
8,000,000(a)	BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ, Class C, 6.284% (1 Month USD LIBOR + 160 bps), 4/15/36 (144A)	7,804,186
4,093,771(a)	BDS, Series 2021-FL8, Class A, 5.681% (1 Month USD LIBOR + 92 bps), 1/18/36 (144A)	3,923,932
1,150,000(a)	BFLD Trust, Series 2020-OBRK, Class A, 6.991% (1 Month Term SOFR + 216 bps), 11/15/28 (144A)	1,139,302
12,000,000(a)	BX Commercial Mortgage Trust, Series 2021-CIP, Class B, 5.955% (1 Month USD LIBOR + 127 bps), 12/15/38 (144A)	11,458,464
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2363

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
4,633,575(a)	BX Commercial Mortgage Trust, Series 2021-XL2, Class D, 6.081% (1 Month USD LIBOR + 140 bps), 10/15/38 (144A)	$ 4,343,119
9,300,000(a)	BX Trust, Series 2019-ATL, Class B, 6.071% (1 Month USD LIBOR + 139 bps), 10/15/36 (144A)	9,018,719
8,000,000(a)	BXP Trust, Series 2017-CQHP, Class B, 5.784% (1 Month USD LIBOR + 110 bps), 11/15/34 (144A)	7,521,811
2,171,167(a)	CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class B, 5.834% (1 Month USD LIBOR + 115 bps), 6/15/31 (144A)	2,167,703
1,127,000(a)	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class A, 6.538% (1 Month USD LIBOR + 185 bps), 11/15/31 (144A)	1,101,892
6,000,000(a)	CGDB Commercial Mortgage Trust, Series 2019-MOB, Class C, 6.134% (1 Month USD LIBOR + 145 bps), 11/15/36 (144A)	5,721,262
7,443,791(a)	CHC Commercial Mortgage Trust 2019, Series 2019-CHC, Class C, 6.434% (1 Month USD LIBOR + 175 bps), 6/15/34 (144A)	6,991,139
6,000,000(a)	CLNY Trust, Series 2019-IKPR, Class B, 6.419% (1 Month Term SOFR + 159 bps), 11/15/38 (144A)	5,533,413
9,975,183(a)	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, 6.834% (1 Month USD LIBOR + 215 bps), 5/15/36 (144A)	9,652,941
813,475(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN1, Class M1, 6.484% (SOFR30A + 200 bps), 1/25/51 (144A)	763,540
8,000,000(a)	Great Wolf Trust, Series 2019-WOLF, Class D, 6.874% (1 Month Term SOFR + 205 bps), 12/15/36 (144A)	7,758,148
4,300,000(a)	GS Mortgage Securities Corp. Trust, Series 2018-HART, Class A, 5.78% (1 Month USD LIBOR + 109 bps), 10/15/31 (144A)	3,999,475
9,729,000(a)	GS Mortgage Securities Corp. Trust, Series 2018-HART, Class B, 5.99% (1 Month USD LIBOR + 130 bps), 10/15/31 (144A)	8,934,581
8,720,000(a)	GS Mortgage Securities Corp. Trust, Series 2018-TWR, Class A, 5.834% (1 Month USD LIBOR + 115 bps), 7/15/31 (144A)	7,673,600
5,500,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-70P, Class D, 6.434% (1 Month USD LIBOR + 175 bps), 10/15/36 (144A)	4,890,190
7,400,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-SMP, Class D, 6.634% (1 Month USD LIBOR + 195 bps), 8/15/32 (144A)	6,746,538
The accompanying notes are an integral part of these financial statements.
64Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
10,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class A, 5.784% (1 Month USD LIBOR + 110 bps), 12/15/36 (144A)	$ 9,834,245
5,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class E, 7.184% (1 Month USD LIBOR + 250 bps), 12/15/36 (144A)	4,720,001
1,100,000(a)	GS Mortgage Securities Corp. Trust, Series 2021-IP, Class E, 8.234% (1 Month USD LIBOR + 355 bps), 10/15/36 (144A)	1,009,612
7,656,826(a)	HPLY Trust, Series 2019-HIT, Class C, 6.284% (1 Month USD LIBOR + 160 bps), 11/15/36 (144A)	7,367,499
4,000,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class CFL, 6.601% (1 Month USD LIBOR + 190 bps), 7/5/33 (144A)	3,440,000
3,600,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class C, 6.534% (1 Month USD LIBOR + 185 bps), 9/15/29 (144A)	3,176,413
10,300,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class E, 6.844% (1 Month USD LIBOR + 216 bps), 7/15/36 (144A)	9,651,698
6,735,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-609M, Class A, 6.055% (1 Month USD LIBOR + 137 bps), 10/15/33 (144A)	6,134,649
8,050,000(a)	MBRT, Series 2019-MBR, Class B, 6.184% (1 Month USD LIBOR + 150 bps), 11/15/36 (144A)	7,867,474
8,500,000(a)	Morgan Stanley Capital I Trust, Series 2017-ASHF, Class B, 6.059% (1 Month USD LIBOR + 138 bps), 11/15/34 (144A)	8,167,076
7,980,000(a)	Morgan Stanley Capital I Trust, Series 2018-BOP, Class B, 5.934% (1 Month USD LIBOR + 125 bps), 8/15/33 (144A)	6,583,500
6,300,000(a)	Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class B, 6.707% (1 Month Term SOFR + 188 bps), 7/15/36 (144A)	5,836,742
3,972,455(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class A, 5.795% (1 Month USD LIBOR + 95 bps), 7/25/36 (144A)	3,844,131
2,175,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class D, 7.245% (1 Month USD LIBOR + 240 bps), 7/25/36 (144A)	1,995,720
1,519,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class E, 7.745% (1 Month USD LIBOR + 290 bps), 7/25/36 (144A)	1,386,170
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2365

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
4,825,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class D, 7.795% (1 Month USD LIBOR + 295 bps), 11/25/36 (144A)	$ 4,478,703
8,740,000(a)	Ready Capital Mortgage Financing LLC, Series 2022-FL8, Class E, 8.818% (SOFR30A + 425 bps), 1/25/37 (144A)	8,365,759
4,374,433(a)	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class C, 6.36% (1 Month USD LIBOR + 165 bps), 11/11/34 (144A)	4,217,533
2,798,108(c)	Velocity Commercial Capital Loan Trust, Series 2023-1, Class A, 6.47%, 1/25/53 (144A)	2,796,710
12,800,000(a)	Wells Fargo Commercial Mortgage Trust, Series 2017-SMP, Class C, 6.009% (1 Month USD LIBOR + 133 bps), 12/15/34 (144A)	11,969,069
11,316,024(a)	XCALI Mortgage Trust, Series 2019-1, Class A, 8.412% (1 Month USD LIBOR + 375 bps), 11/6/21 (144A)	11,209,293
10,495,725(a)	XCALI Mortgage Trust, Series 2020-1, Class A, 7.062% (1 Month USD LIBOR + 240 bps), 2/6/23 (144A)	10,371,466
13,048,418(a)	XCALI Mortgage Trust, Series 2020-2, Class A, 6.662% (1 Month USD LIBOR + 200 bps), 2/15/23 (144A)	13,011,352
4,375,000(a)	XCALI Mortgage Trust, Series 2020-5, Class A, 7.988% (1 Month Term SOFR + 337 bps), 10/15/23 (144A)	4,344,232
	Total Commercial Mortgage-Backed Securities (Cost $289,185,801)	$273,698,086

	Corporate Bonds — 29.4% of Net Assets
	Auto Manufacturers — 3.2%
5,000,000	American Honda Finance Corp., 3.45%, 7/14/23	$ 4,974,064
18,480,000(a)	American Honda Finance Corp., 5.476% (SOFR + 92 bps), 1/12/26	18,366,776
9,147,000	BMW US Capital LLC, 3.80%, 4/6/23 (144A)	9,146,052
12,030,000(a)	BMW US Capital LLC, 5.101% (SOFR + 38 bps), 8/12/24 (144A)	11,932,723
20,000,000(a)	Daimler Trucks Finance North America LLC, 5.526% (SOFR + 100 bps), 4/5/24 (144A)	19,919,852
18,670,000(a)	General Motors Financial Co., Inc., 5.201% (SOFR + 62 bps), 10/15/24	18,389,798
6,360,000(a)	General Motors Financial Co., Inc., 5.559% (SOFR + 76 bps), 3/8/24	6,312,733
The accompanying notes are an integral part of these financial statements.
66Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Auto Manufacturers — (continued)
6,215,000(a)	General Motors Financial Co., Inc., 5.841% (SOFR + 130 bps), 4/7/25	$ 6,173,711
2,253,000	Hyundai Capital America, 4.125%, 6/8/23 (144A)	2,247,615
15,645,000	Mercedes-Benz Finance North America LLC, 3.70%, 5/4/23 (144A)	15,628,132
11,000,000(a)	Nissan Motor Acceptance Co. LLC, 5.648% (3 Month USD LIBOR + 64 bps), 3/8/24 (144A)	10,863,325
9,255,000(a)	Toyota Motor Credit Corp., 5.112% (SOFR + 56 bps), 1/10/25	9,186,143
5,000,000	Volkswagen Group of America Finance LLC, 3.125%, 5/12/23 (144A)	4,985,673
	Total Auto Manufacturers	$138,126,597

	Banks — 20.0%
10,000,000(a)	ANZ New Zealand Int'l, Ltd., 5.341% (SOFR + 60 bps), 2/18/25 (144A)	$ 9,902,785
12,400,000(a)	Banco Santander SA, 5.982% (SOFR + 124 bps), 5/24/24	12,368,431
5,700,000(a)	Bank of America Corp., 5.272% (BSBY3M + 43 bps), 5/28/24	5,672,982
5,000,000(a)	Bank of America Corp., 5.334% (SOFR + 69 bps), 4/22/25	4,946,750
3,643,000(a)	Bank of America Corp., 5.366% (SOFR + 66 bps), 2/4/25	3,603,097
9,450,000(a)	Bank of America Corp., 5.378% (SOFR + 73 bps), 10/24/24	9,363,636
2,811,000(a)	Bank of America Corp., 5.614% (SOFR + 97 bps), 7/22/27	2,767,590
12,000,000(a)	Bank of Montreal, 4.861% (SOFR + 32 bps), 7/9/24	11,903,275
14,760,000(a)	Bank of Montreal, 5.084% (SOFR + 27 bps), 9/15/23	14,741,625
8,100,000(a)	Bank of Montreal, 5.439% (SOFR + 62 bps), 9/15/26	7,902,566
9,060,000(a)	Bank of Montreal, 5.517% (SOFR + 71 bps), 12/12/24	9,009,074
18,800,000(a)	Bank of Nova Scotia, 5.453% (SOFR + 90 bps), 4/11/25	18,744,293
8,000,000(a)	Bank of Nova Scotia, 5.003% (SOFR + 46 bps), 1/10/25	7,887,474
9,200,000(a)	Bank of Nova Scotia, 5.026% (SOFR + 45 bps), 4/15/24	9,151,754
13,700,000	Banque Federative du Credit Mutuel SA, 0.65%, 2/27/24 (144A)	13,120,535
15,095,000(a)	Banque Federative du Credit Mutuel SA, 5.108% (SOFR + 41 bps), 2/4/25 (144A)	14,850,256
2,620,000(a)	Banque Federative du Credit Mutuel SA, 5.768% (3 Month USD LIBOR + 96 bps), 7/20/23 (144A)	2,615,177
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2367

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Banks — (continued)
12,519,000	BNP Paribas S.A., 3.80%, 1/10/24 (144A)	$ 12,297,902
4,740,000	Canadian Imperial Bank of Commerce, 0.95%, 6/23/23	4,692,126
18,400,000(a)	Canadian Imperial Bank of Commerce, 5.212% (SOFR + 40 bps), 12/14/23	18,347,966
11,083,000(a)	Citigroup, Inc., 5.33% (SOFR + 69 bps), 1/25/26	10,863,413
12,550,000(a)	Citigroup, Inc., 6.131% (SOFR + 137 bps), 5/24/25	12,555,309
1,575,000(a)	Citigroup, Inc., 6.36% (SOFR + 153 bps), 3/17/26	1,581,999
15,000,000(a)	Cooperatieve Rabobank UA, 4.923% (SOFR + 38 bps), 1/10/25	14,848,819
10,000,000(a)	Credit Suisse AG, 5.072% (SOFR + 39 bps), 2/2/24	9,703,916
17,960,000(a)	DNB Bank ASA, 5.679% (SOFR + 83 bps), 3/28/25 (144A)	17,869,527
7,000,000(a)	Federation des Caisses Desjardins du Quebec, 5.185% (SOFR + 43 bps), 5/21/24 (144A)	6,943,198
5,000,000	First Horizon Corp., 3.55%, 5/26/23	4,939,950
4,600,000	Goldman Sachs Group, Inc., 1.217%, 12/6/23	4,467,782
13,880,000(a)	Goldman Sachs Group, Inc., 5.108% (SOFR + 49 bps), 10/21/24	13,735,177
20,725,000(a)	Goldman Sachs Group, Inc., 5.305% (SOFR + 50 bps), 9/10/24	20,622,035
1,576,000(a)	Goldman Sachs Group, Inc., 5.592% (SOFR + 79 bps), 12/9/26	1,533,948
7,084,000(a)	Goldman Sachs Group, Inc., 5.612% (SOFR + 81 bps), 3/9/27	6,854,015
10,000,000(a)	HSBC Holdings Plc, 5.322% (SOFR + 58 bps), 11/22/24	9,779,696
7,750,000(a)	HSBC Holdings Plc, 6.222% (SOFR + 143 bps), 3/10/26	7,697,393
17,530,000	HSBC USA, Inc., 5.625%, 3/17/25	17,562,964
15,270,000(a)	Huntington National Bank, 5.921% (SOFR + 119 bps), 5/16/25	14,823,555
10,300,000(a)	ING Groep NV, 6.489% (SOFR + 164 bps), 3/28/26	10,345,236
8,000,000(a)	JPMorgan Chase & Co., 5.313% (SOFR + 54 bps), 6/1/25	7,919,845
5,922,000(a)	JPMorgan Chase & Co., 5.405% (SOFR + 60 bps), 12/10/25	5,814,891
11,800,000(a)	JPMorgan Chase & Co., 5.545% (3 Month USD LIBOR + 73 bps), 4/23/24	11,748,193
12,270,000(a)	JPMorgan Chase & Co., 5.782% (SOFR + 97 bps), 6/14/25	12,192,653
8,667,000(a)	JPMorgan Chase & Co., 5.968% (SOFR + 132 bps), 4/26/26	8,634,710
11,294,000(a)	KeyBank NA, 5.189% (SOFR + 34 bps), 1/3/24	11,149,324
11,019,000	Lloyds Banking Group Plc, 4.05%, 8/16/23	10,939,184
The accompanying notes are an integral part of these financial statements.
68Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Banks — (continued)
7,140,000(a)	Macquarie Bank, Ltd., 6.14% (SOFR + 131 bps), 3/21/25 (144A)	$ 7,140,685
13,975,000(a)	Macquarie Group, Ltd., 5.288% (SOFR + 71 bps), 10/14/25 (144A)	13,570,970
16,100,000	Mitsubishi UFJ Financial Group, Inc., 3.761%, 7/26/23	16,008,362
16,600,000(a)	Mitsubishi UFJ Financial Group, Inc., 6.237% (SOFR + 165 bps), 7/18/25	16,604,554
7,055,000(a)	Morgan Stanley, 5.273% (SOFR + 63 bps), 1/24/25	6,954,240
16,703,000(a)	Morgan Stanley, 5.702% (SOFR + 95 bps), 2/18/26	16,448,780
5,700,000(a)	Morgan Stanley, 5.772% (SOFR + 117 bps), 4/17/25	5,685,351
15,000,000(a)	National Bank of Canada, 5.192% (SOFR + 49 bps), 8/6/24	14,862,209
4,200,000(a)	NatWest Markets Plc, 5.251% (SOFR + 53 bps), 8/12/24 (144A)	4,135,820
17,240,000(a)	NatWest Markets Plc, 6.29% (SOFR + 145 bps), 3/22/25 (144A)	17,110,858
22,000,000(a)	Royal Bank of Canada, 4.908% (SOFR + 30 bps), 1/19/24	21,853,034
4,620,000(a)	Royal Bank of Canada, 5.223% (SOFR + 57 bps), 4/27/26	4,525,121
15,380,000(a)	Royal Bank of Canada, 5.418% (SOFR + 84 bps), 4/14/25	15,308,905
10,000,000	Santander Holdings USA, Inc., 3.50%, 6/7/24	9,705,051
17,000,000(a)	Societe Generale S.A., 5.668% (SOFR + 105 bps), 1/21/26 (144A)	16,556,137
8,880,000(a)	Standard Chartered Plc, 5.683% (SOFR + 93 bps), 11/23/25 (144A)	8,712,894
23,250,000(a)	Standard Chartered Plc, 6.589% (SOFR + 174 bps), 3/30/26 (144A)	23,312,101
6,520,000	State Street Corp., 3.10%, 5/15/23	6,500,511
16,100,000	Sumitomo Mitsui Financial Group, Inc., 3.748%, 7/19/23	16,004,176
15,085,000(a)	Sumitomo Mitsui Financial Group, Inc., 5.973% (SOFR + 143 bps), 1/13/26	15,161,900
16,700,000(a)	Sumitomo Mitsui Trust Bank, Ltd., 5.252% (SOFR + 44 bps), 9/16/24 (144A)	16,574,867
18,540,000(a)	Sumitomo Mitsui Trust Bank, Ltd., 5.907% (SOFR + 112 bps), 3/9/26 (144A)	18,451,804
15,000,000	Swedbank AB, 1.30%, 6/2/23 (144A)	14,877,420
17,090,000(a)	Swedbank AB, 5.759% (SOFR + 91 bps), 4/4/25 (144A)	16,997,201
9,825,000(a)	Toronto-Dominion Bank, 5.155% (SOFR + 35 bps), 9/10/24	9,743,354
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2369

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Banks — (continued)
11,667,000(a)	Toronto-Dominion Bank, 5.395% (SOFR + 59 bps), 9/10/26	$ 11,387,334
1,000,000(a)	Toronto-Dominion Bank, 5.438% (3 Month USD LIBOR + 64 bps), 7/19/23	999,350
9,000,000(a)	Truist Bank, 4.783% (SOFR + 20 bps), 1/17/24	8,879,850
5,800,000(a)	UBS AG, 5.069% (SOFR + 36 bps), 2/9/24 (144A)	5,770,471
10,800,000(a)	UBS AG, 5.098% (SOFR + 32 bps), 6/1/23 (144A)	10,788,642
15,000,000(a)	UBS AG, 5.159% (SOFR + 45 bps), 8/9/24 (144A)	14,902,207
14,110,000(a)	UBS Group AG, 6.301% (SOFR + 158 bps), 5/12/26 (144A)	14,069,331
19,340,000(a)	Wells Fargo & Co., 5.956% (SOFR + 132 bps), 4/25/26	19,320,080
	Total Banks	$867,939,596

	Diversified Financial Services — 1.2%
10,700,000(a)	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.529% (SOFR + 68 bps), 9/29/23	$ 10,602,906
9,873,000(c)	Capital One Financial Corp., 1.343% (SOFR + 69 bps), 12/6/24	9,534,153
18,200,000(a)	Capital One Financial Corp., 5.489% (SOFR + 69 bps), 12/6/24	17,806,724
15,250,000(a)	Capital One Financial Corp., 6.069% (SOFR + 135 bps), 5/9/25	15,003,804
	Total Diversified Financial Services	$52,947,587

	Electric — 1.8%
6,440,000(a)	American Electric Power Co., Inc., 5.294% (3 Month USD LIBOR + 48 bps), 11/1/23	$ 6,411,217
7,600,000(a)	CenterPoint Energy, Inc., 5.373% (SOFR + 65 bps), 5/13/24	7,530,375
9,175,000(a)	Dominion Energy, Inc., 5.396% (3 Month USD LIBOR + 53 bps), 9/15/23	9,140,999
11,360,000(a)	Florida Power & Light Co., 4.966% (SOFR + 25 bps), 5/10/23	11,349,573
7,005,000(a)	National Rural Utilities Cooperative Finance Corp., 5.103% (SOFR + 40 bps), 8/7/23	6,985,621
6,500,000(a)	NextEra Energy Capital Holdings, Inc., 5.092% (SOFR + 40 bps), 11/3/23	6,464,154
13,575,000(a)	NextEra Energy Capital Holdings, Inc., 5.85% (SOFR + 102 bps), 3/21/24	13,526,636
4,485,000	NextEra Energy Capital Holdings, Inc., 6.051%, 3/1/25	4,562,599
The accompanying notes are an integral part of these financial statements.
70Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Electric — (continued)
6,545,000	Public Service Enterprise Group, Inc., 0.841%, 11/8/23	$ 6,357,066
7,000,000(a)	Southern Co., 5.086% (SOFR + 37 bps), 5/10/23	6,989,921
	Total Electric	$79,318,161

	Healthcare-Products — 0.2%
7,224,000(a)	Thermo Fisher Scientific, Inc., 5.117% (SOFR + 53 bps), 10/18/24	$ 7,176,395
	Total Healthcare-Products	$7,176,395

	Healthcare-Services — 0.2%
7,000,000	Aetna, Inc., 2.80%, 6/15/23	$ 6,966,680
	Total Healthcare-Services	$6,966,680

	Insurance — 1.1%
13,700,000(a)	Athene Global Funding, 5.301% (SOFR + 56 bps), 8/19/24 (144A)	$ 13,439,591
6,250,000(a)	Metropolitan Life Global Funding I, 5.74% (SOFR + 91 bps), 3/21/25 (144A)	6,204,731
6,500,000(a)	Principal Life Global Funding II, 5.016% (SOFR + 45 bps), 4/12/24 (144A)	6,470,737
5,400,000(a)	Principal Life Global Funding II, 5.142% (SOFR + 38 bps), 8/23/24 (144A)	5,347,928
9,030,000(a)	Protective Life Global Funding, 5.829% (SOFR + 98 bps), 3/28/25 (144A)	8,984,974
8,115,000(a)	Protective Life Global Funding, 5.857% (SOFR + 105 bps), 12/11/24 (144A)	8,115,495
	Total Insurance	$48,563,456

	Oil & Gas — 0.2%
9,584,000	Eni S.p.A., 4.00%, 9/12/23 (144A)	$ 9,504,769
	Total Oil & Gas	$9,504,769

	Pharmaceuticals — 0.4%
15,000,000	Cigna Corp., 3.75%, 7/15/23	$ 14,927,193
	Total Pharmaceuticals	$14,927,193

	Pipelines — 0.3%
15,000,000	Williams Cos, Inc., 4.30%, 3/4/24	$ 14,845,960
	Total Pipelines	$14,845,960

	Retail — 0.5%
12,249,000	AutoZone, Inc., 3.125%, 7/15/23	$ 12,157,997
10,812,000	TJX Cos., Inc., 2.50%, 5/15/23	10,780,332
	Total Retail	$22,938,329

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2371

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	Semiconductors — 0.3%
9,147,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.625%, 1/15/24	$ 9,012,857
4,600,000	Skyworks Solutions, Inc., 0.90%, 6/1/23	4,561,354
	Total Semiconductors	$13,574,211

	Total Corporate Bonds (Cost $1,288,830,935)	$1,276,828,934

	Insurance-Linked Securities — 2.8%# of Net Assets
	Event Linked Bonds — 1.8%
	Earthquakes – California — 0.1%
2,000,000(a)	Phoenician Re, 7.591%, (3 Month U.S. Treasury Bill + 290 bps), 12/14/24 (144A)	$ 1,890,800
4,000,000(a)	Ursa Re II, 8.633%, (3 Month U.S. Treasury Bill + 394 bps), 12/7/23 (144A)	3,925,600
		$ 5,816,400

	Earthquakes – Mexico — 0.0%†
500,000(a)	International Bank for Reconstruction & Development, 8.574%, (3 Month USD LIBOR + 350 bps), 3/13/24 (144A)	$ 497,550
	Earthquakes - U.S. — 0.0%†
1,000,000(a)	Torrey Pines Re Pte, 8.613%, (3 Month U.S. Treasury Bill + 392 bps), 6/7/24 (144A)	$ 970,900
	Earthquakes - U.S. & Canada — 0.1%
2,500,000(a)	Acorn Re, 7.193%, (3 Month U.S. Treasury Bill + 250 bps), 11/7/24 (144A)	$ 2,380,000
	Flood - U.S. — 0.0%†
1,500,000(a)	FloodSmart Re, 15.943%, (3 Month U.S. Treasury Bill + 1,125 bps), 2/25/25 (144A)	$ 1,395,000
	Multiperil – Florida — 0.0%†
250,000(a)	Sanders Re II, 10.483%, (3 Month U.S. Treasury Bill + 579 bps), 6/7/23 (144A)	$ 246,250
	Multiperil – U.S. — 0.7%
1,500,000(a)	Bonanza Re, 9.563%, (3 Month U.S. Treasury Bill + 487 bps), 2/20/24 (144A)	$ 1,274,700
125,000(a)	Caelus Re V, 4.793%, (1 Month U.S. Treasury Bill + 10 bps), 6/5/24 (144A)	100,000
750,000(a)	Caelus Re V, 4.793%, (3 Month U.S. Treasury Bill + 10 bps), 6/9/25 (144A)	75
500,000(a)	Caelus Re V, 5.193%, (3 Month U.S. Treasury Bill + 50 bps), 6/9/25 (144A)	350,000
The accompanying notes are an integral part of these financial statements.
72Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Multiperil – U.S. — (continued)
750,000(a)	Caelus Re VI, 10.073%, (3 Month U.S. Treasury Bill + 538 bps), 6/7/24 (144A)	$ 723,375
4,500,000(a)	Easton Re Pte, 9.223%, (3 Month U.S. Treasury Bill + 453 bps), 1/8/24 (144A)	4,367,250
2,000,000(a)	Four Lakes Re, 8.963%, (3 Month U.S. Treasury Bill + 427 bps), 1/7/25 (144A)	1,849,000
1,750,000(a)	Four Lakes Re, 11.993%, (3 Month U.S. Treasury Bill + 730 bps), 1/5/24 (144A)	1,632,750
500,000(a)	Herbie Re, 11.423%, (3 Month U.S. Treasury Bill + 673 bps), 1/8/25 (144A)	451,000
5,000,000(a)	Matterhorn Re, 10.099%, (SOFR + 525 bps), 3/24/25 (144A)	4,396,500
2,000,000(a)	Matterhorn Re, 12.599%, (SOFR + 775 bps), 3/24/25 (144A)	1,744,400
5,000,000(a)	Residential Re, 9.873%, (3 Month U.S. Treasury Bill + 518 bps), 12/6/25 (144A)	4,468,000
1,500,000(a)	Residential Re, 10.873%, (3 Month U.S. Treasury Bill + 618 bps), 12/6/24 (144A)	1,429,200
2,750,000(a)	Sanders Re II, 7.783%, (3 Month U.S. Treasury Bill + 309 bps), 4/7/25 (144A)	2,630,375
3,000,000(a)	Sanders Re II, 7.943%, (3 Month U.S. Treasury Bill + 325 bps), 4/7/25 (144A)	2,865,300
3,000,000(a)	Sanders Re III, 8.193%, (3 Month U.S. Treasury Bill + 350 bps), 4/7/26 (144A)	2,827,500
1,000,000(a)	Sussex Re, 13.073%, (3 Month U.S. Treasury Bill + 838 bps), 1/8/25 (144A)	913,800
		$ 32,023,225

	Multiperil – U.S. & Canada — 0.2%
2,500,000(a)	Hypatia, 14.193%, (3 Month U.S. Treasury Bill + 950 bps), 6/7/23 (144A)	$ 2,507,500
1,000,000(a)	Hypatia, 14.968%, (3 Month U.S. Treasury Bill + 1,028 bps), 6/7/23 (144A)	978,100
250,000(a)	Matterhorn Re, 10.549%, (SOFR + 575 bps), 12/8/25 (144A)	208,375
1,000,000(a)	Mona Lisa Re, 11.693%, (3 Month U.S. Treasury Bill + 700 bps), 7/8/25 (144A)	893,900
4,000,000(a)	Mystic Re IV, 10.823%, (3 Month U.S. Treasury Bill + 613 bps), 1/8/25 (144A)	3,640,400
		$ 8,228,275

	Multiperil – U.S. Regional — 0.1%
700,000(a)	First Coast Re II Pte, 10.353%, (3 Month U.S. Treasury Bill + 566 bps), 6/7/23 (144A)	$ 697,410
1,000,000(a)	Kilimanjaro III Re, 5.25%, (3 Month U.S. Treasury Bill + 525 bps), 6/25/25 (144A)	945,600
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2373

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
Multiperil – U.S. Regional — (continued)
3,500,000(a)	Long Point Re IV, 8.943%, (3 Month U.S. Treasury Bill + 425 bps), 6/1/26 (144A)	$ 3,436,300
400,000(a)	Matterhorn Re, 9.693%, (3 Month U.S. Treasury Bill + 500 bps), 1/8/24 (144A)	336,000
$ 5,415,310

Multiperil – Worldwide — 0.0%†
1,500,000(a)	Northshore Re II, 10.443%, (3 Month U.S. Treasury Bill + 575 bps), 1/8/24 (144A)	$ 1,439,850
Pandemic – U.S — 0.1%
3,000,000(a)	Vitality Re XI, 6.193%, (3 Month U.S. Treasury Bill + 150 bps), 1/9/24 (144A)	$ 2,950,500
1,250,000(a)	Vitality Re XI, 6.493%, (3 Month U.S. Treasury Bill + 180 bps), 1/9/24 (144A)	1,224,625
$ 4,175,125

Windstorm – Florida — 0.1%
2,000,000(a)	Integrity Re, 11.693%, (3 Month U.S. Treasury Bill + 700 bps), 6/6/25 (144A)	$ 1,800,000
2,200,000(a)	Merna Re II, 10.193%, (3 Month U.S. Treasury Bill + 550 bps), 7/8/24 (144A)	1,840,300
$ 3,640,300

Windstorm - Jamaica — 0.1%
4,000,000(a)	International Bank for Reconstruction & Development, 9.221%, (SOFR + 440 bps), 12/29/23 (144A)	$ 3,902,400
Windstorm - Mexico — 0.0%†
500,000(a)	International Bank for Reconstruction & Development, 11.574%, (3 Month USD LIBOR + 650 bps), 3/13/24 (144A)	$ 490,700
Windstorm - North Carolina — 0.1%
3,000,000(a)	Cape Lookout Re, 9.693%, (3 Month U.S. Treasury Bill + 500 bps), 3/28/25 (144A)	$ 2,832,000
Windstorm - Texas — 0.1%
2,500,000(a)	Alamo Re II, 10.213%, (1 Month U.S. Treasury Bill + 552 bps), 6/8/23 (144A)	$ 2,515,500
Windstorm – U.S. — 0.0%†
2,000,000(a)	Bonanza Re, 9.563%, (3 Month U.S. Treasury Bill + 487 bps), 12/23/24 (144A)	$ 1,710,000
250,000(a)	Bonanza Re, 10.443%, (3 Month U.S. Treasury Bill + 575 bps), 3/16/25 (144A)	205,950
$ 1,915,950

The accompanying notes are an integral part of these financial statements.
74Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
Windstorm – U.S. Regional — 0.1%
2,500,000(a)	Citrus Re, 9.793%, (3 Month U.S. Treasury Bill + 510 bps), 6/7/25 (144A)	$ 2,375,000
1,000,000(a)	Commonwealth Re, 8.193%, (3 Month U.S. Treasury Bill + 350 bps), 7/8/25 (144A)	961,000
$ 3,336,000

	Total Event Linked Bonds	$ 81,220,735

Face Amount USD ($)
	Collateralized Reinsurance — 0.5%
	Earthquakes – California — 0.1%
2,980,000(d) +	Adare Re 2022-2, 9/30/28	$ 3,068,497
	Multiperil – Massachusetts — 0.1%
1,500,000(d)(e) +	Ailsa Re 2022, 5/31/28	$ 1,506,509
3,000,000(d)(e) +	Denning Re 2022, 6/30/28	2,992,374
		$ 4,498,883

	Multiperil – U.S. — 0.1%
2,088,182(d)(e) +	Ballybunion Re 2022, 12/31/27	$ 39,572
1,053,082(d)(e) +	Ballybunion Re 2022-2, 5/31/28	1,069,415
3,250,000(d)(e) +	Port Royal Re 2022, 4/30/28	3,242,722
		$ 4,351,709

	Multiperil – Worldwide — 0.2%
1,750,000(d)(e) +	Celadon Re 2022, 3/31/28	$ 1,750,875
1,000,000(d)(e) +	Cypress Re 2017, 1/31/24	100
4,500,000(d)(e) +	Gamboge Re 2022, 3/31/28	4,584,150
223,000(d)(e) +	Limestone Re 2019-2B, 10/1/23 (144A)	7,448
2,500,000(d)(e) +	Resilience Re, 5/1/23	—
		$ 6,342,573

	Windstorm – Florida — 0.0%†
2,000,000(d)(e) +	Formby Re 2018, 2/29/24	$ 64,047
800,000(d)(e) +	Portrush Re 2017, 6/15/23	170,160
		$ 234,207

	Windstorm - North Carolina — 0.0%†
2,000,000(d) +	Isosceles Re 2022-A, 4/30/28	$ 20,200
2,000,000(d) +	Isosceles Re 2022-A, 4/30/28	20,200
		$ 40,400

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2375

Schedule of Investments  |  3/31/23 (continued)
Face Amount USD ($)		Value
	Windstorm – U.S. Regional — 0.0%†
1,500,000(d)(e) +	Isosceles Insurance 2021, 7/10/23	$ 1,477,500
1,500,000(d)(e) +	Oakmont Re 2022, 4/1/28	471,758
		$ 1,949,258

	Total Collateralized Reinsurance	$20,485,527

	Reinsurance Sidecars — 0.5%
	Multiperil – U.S. — 0.0%†
2,000,000(e)(f) +	Harambee Re 2018, 12/31/24	$ —
4,000,000(f) +	Harambee Re 2019, 12/31/24	6,000
		$ 6,000

	Multiperil – Worldwide — 0.5%
2,000(d)(e) +	Alturas Re 2019-1, 3/10/24 (144A)	$ 9,146
36,448(f) +	Alturas Re 2019-2, 3/10/24	12,400
4,000,000(e)(f) +	Alturas Re 2021-3, 7/31/25	646,000
421,041(e)(f) +	Alturas Re 2022-2, 12/31/27	158,438
4,000,000(d) +	Bantry Re 2019, 12/31/24	68,073
3,000,000(d)(e) +	Bantry Re 2022, 12/31/27	350,583
3,658,035(d)(e) +	Berwick Re 2019-1, 12/31/24	583,457
4,500,000(d)(e) +	Berwick Re 2022, 12/31/27	286,913
35,797(d) +	Eden Re II, 3/22/23 (144A)	32,072
4,000(d) +	Eden Re II, 3/22/23 (144A)	3,062
3,000,000(d)(e) +	Gleneagles Re 2022, 12/31/27	1,562,353
2,118,314(d) +	Gullane Re 2018, 12/31/24	100,036
500,000(e)(f) +	Lion Rock Re 2019, 1/31/24	—
2,744,544(e)(f) +	Lorenz Re 2019, 6/30/23	29,915
3,000,000(d) +	Merion Re 2018-2, 12/31/24	227,665
4,000,000(d)(e) +	Merion Re 2022-2, 12/31/27	3,792,446
2,941,254(d)(e) +	Pangaea Re 2019-3, 7/1/23	105,799
4,000,000(d)(e) +	Pangaea Re 2021-3, 7/1/25	30,488
2,500,000(d) +	Pangaea Re 2022-1, 12/31/27	83,060
3,500,000(d)(e) +	Pangaea Re 2022-3, 5/31/28	3,622,500
4,000,000(d) +	RosaPenna Re 2021, 7/31/25	52,373
3,500,000(d)(e) +	RosaPenna Re 2022, 6/30/28	3,711,750
800,000(d) +	Sector Re V, 3/1/24 (144A)	390,391
1,861(d) +	Sector Re V, 3/1/24 (144A)	44,531
160,000(d) +	Sector Re V, 12/1/24 (144A)	267,899
50,000(d)(e) +	Sector Re V, 12/1/26 (144A)	234,120
3,000,000(f) +	Thopas Re 2019, 12/31/24	9,900
3,500,000(f) +	Thopas Re 2022, 12/31/27	58,100
4,000,000(f) +	Torricelli Re 2021, 7/31/25	166,012
4,000,000(e)(f) +	Torricelli Re 2022, 6/30/28	4,292,800
2,000,000(d) +	Versutus Re 2018, 12/31/24	5,200
The accompanying notes are an integral part of these financial statements.
76Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
1,765,095(d) +	Versutus Re 2019-A, 12/31/24	$ —
1,434,906(d) +	Versutus Re 2019-B, 12/31/24	—
750,000(e)(f) +	Viribus Re 2018, 12/31/24	—
2,500,000(f) +	Viribus Re 2019, 12/31/24	17,750
1,724,784(d)(e) +	Woburn Re 2018, 12/31/24	38,077
809,418(d)(e) +	Woburn Re 2019, 12/31/24	140,095
		$ 21,133,404

	Total Reinsurance Sidecars	$21,139,404

	Industry Loss Warranties — 0.0%†
	Windstorm – U.S. — 0.0%†
750,000(d)(e) +	Ballylifin Re 2022, 5/31/28	$ 3,450
	Total Industry Loss Warranties	$3,450

	Total Insurance-Linked Securities (Cost $128,426,920)	$122,849,116

Principal Amount USD ($)
	U.S. Government and Agency Obligations — 1.5% of Net Assets
24(a)	Federal Home Loan Mortgage Corp., 4.187%, (1 Year CMT Index + 227 bps), 10/1/23	$ 24
1,289(a)	Federal Home Loan Mortgage Corp., 4.250%, (12 mo. USD LIBOR + 200 bps), 11/1/33	1,264
2,295,463	Federal National Mortgage Association, 3.000%, 3/1/47	2,110,836
3,352(a)	Federal National Mortgage Association, 3.954%, (12 mo. USD LIBOR + 167 bps), 1/1/48	3,281
3,866(a)	Federal National Mortgage Association, 4.185%, (1 Year CMT Index + 209 bps), 9/1/32	3,829
1,442(a)	Federal National Mortgage Association, 4.230%, (1 Year CMT Index + 211 bps), 10/1/32	1,405
5,171(a)	Federal National Mortgage Association, 4.295%, (1 Year CMT Index + 217 bps), 2/1/34	5,054
23,000,000	Federal National Mortgage Association, 4.500%, 4/15/53 (TBA)	22,535,304
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2377

Schedule of Investments  |  3/31/23 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
8,000,000	Federal National Mortgage Association, 5.500%, 4/1/53 (TBA)	$ 8,080,781
31,000,000	Federal National Mortgage Association, 6.000%, 4/15/53 (TBA)	31,640,586
	Total U.S. Government and Agency Obligations (Cost $63,518,199)	$64,382,364

	SHORT TERM INVESTMENTS — 13.7% of Net Assets
	Repurchase Agreements — 6.1%
103,230,000	Bank of America, 4.81%, dated 3/31/23, to be purchased on 4/3/23 for $103,271,378, collateralized by $105,294,615 U.S. Treasury Note, 1.25%-4.625%, 3/15/26-12/31/26	$ 103,230,000
48,380,000	Scotia Capital Inc., 4.8%, dated 3/31/23, to be purchased on 4/3/23 for $48,399,352, collateralized by the following: $947,090 Federal Home Loan Mortgage Corporation, 4.0%, 4/1/34-3/1/47, $16,213,065 Federal National Mortgage Association, 2.5%, 5/1/50, $32,207,250 U.S. Treasury Note, 0.125%, 7/31/23	48,380,000
45,220,000	RBC Dominion Securities Inc., 4.8%, dated 3/31/23, to be purchased on 4/3/23 for $45,238,088, collateralized by the following: $3,206,882 U.S. Treasury Bill, 7/5/23-3/21/24, $39,153,677 U.S. Treasury Floating Rate Note, 4.760%-4.768%, 7/31/23-7/31/24, $3,782,324 U.S. Treasury Note, 0.25%-2.65%, 6/30/25-5/31/27	45,220,000
32,610,000	Toronto-Dominion Bank, 4.79%, dated 3/31/23, to be purchased on 4/3/23 for $32,623,017, collateralized by $33,262,273 U.S. Treasury Notes, 0.5%-4.25%, 10/15/24-5/15/30	32,610,000
32,610,000	Toronto-Dominion Bank, 4.8%, dated 3/31/23, to be purchased on 4/3/23 for $32,623,044, collateralized by $33,262,200 Government National Mortgage Association, 3.0%-5.5%, 1/20/52-12/20/52	32,610,000
		$ 262,050,000

	Commercial Paper — 7.6% of Net Assets
22,000,000(g)	Alexandria Real Estate Equities, Inc., 5.211%, 4/13/23	$ 21,960,182
13,000,000(g)	Canadian Natural Resources, Ltd., 5.642%, 4/12/23	12,976,461
1,100,000(g)	Centerpoint Energy, Inc., 5.002%, 4/3/23	1,099,546
The accompanying notes are an integral part of these financial statements.
78Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Principal Amount USD ($)		Value
	Commercial Paper — (continued)
4,000,000(g)	Centerpoint Energy, Inc., 0.000%, 4/4/23	$ 3,999,444
11,000,000(g)	Centerpoint Energy, Inc., 5.26%, 4/11/23	10,982,969
13,300,000(g)	Dollar General Corp., 4.952%, 3/1/28	13,294,370
8,700,000(g)	Dollar General Corp., 5.109%, 4/10/23	8,687,569
22,000,000(g)	Duke Energy Corp., 5.641%, 4/3/23	21,990,687
22,000,000(g)	Elevance Health, Inc., 4.902%, 4/3/23	21,991,017
10,365,000(g)	Enbridge, Inc., 5.158%, 4/11/23	10,348,148
18,000,000(g)	Energy Transfer LP, 5.553%, 4/3/23	17,991,869
10,700,000(g)	Eversource Energy, 5.054%, 4/5/23	10,692,529
18,000,000(g)	FMC Corp., 5.703%, 4/3/23	17,991,930
22,000,000(g)	Healthpeak Properties, Inc., 5.51%, 4/4/23	21,987,494
18,000,000(g)	Jabil, Inc., 5.603%, 4/3/23	17,991,568
4,000,000(g)	Mohawk Industries, Inc., 5.154%, 4/5/23	3,997,167
18,000,000(g)	Mohawk Industries, Inc., 5.059%, 4/12/23	17,968,896
23,500,000(g)	Prudential PLC, 4.815%, 4/5/23	23,484,278
22,000,000(g)	The Dow Chemical Co., 5.005%, 4/6/23	21,981,153
22,000,000(g)	UDR, Inc., 5.16%, 4/6/23	21,981,263
22,000,000(g)	WEC Energy Group, 5.16%, 4/11/23	21,965,374
5,600,000(g)	Wisconsin Public Service Corp., 4.952%, 4/3/23	5,597,656
	Total Commercial Paper (Cost $331,005,566)	$330,961,570

	TOTAL SHORT TERM INVESTMENTS (Cost $593,055,566)	$593,011,570

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.7% (Cost $4,328,859,332)	$ 4,242,815,006
	OTHER ASSETS AND LIABILITIES — 2.3%	$ 100,623,669
	net assets — 100.0%	$4,343,438,675

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REMICs	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
STRIPS	Separate Trading of Registered Interest and Principal of Securities
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2379

Schedule of Investments  |  3/31/23 (continued)
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2023, the value of these securities amounted to $2,519,945,418, or 58.0% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at March 31, 2023.
(b)	This term loan will settle after March 31, 2023, at which time the interest rate will be determined.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at March 31, 2023.
(d)	Issued as participation notes.
(e)	Non-income producing security.
(f)	Issued as preference shares.
(g)	Rate shown represents yield-to-maturity.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2023.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Acorn Re	10/25/2021	$2,500,000	$ 2,380,000
Adare Re 2022-2	10/20/2022	2,980,000	3,068,497
Ailsa Re 2022	6/30/2022	1,450,260	1,506,509
Alamo Re II	5/29/2020	2,500,000	2,515,500
Alturas Re 2019-1	12/20/2018	2,000	9,146
Alturas Re 2019-2	12/19/2018	31,877	12,400
Alturas Re 2021-3	7/1/2021	1,132,665	646,000
Alturas Re 2022-2	1/6/2022	198,922	158,438
Ballybunion Re 2022	3/9/2022	3,338	39,572
Ballybunion Re 2022-2	8/9/2022	1,053,082	1,069,415
Ballylifin Re 2022	7/15/2022	610,875	3,450
Bantry Re 2019	2/1/2019	—	68,073
Bantry Re 2022	1/28/2022	222,536	350,583
Berwick Re 2019-1	12/31/2018	437,104	583,457
Berwick Re 2022	12/28/2021	280,613	286,913
Bonanza Re	2/13/2020	1,500,000	1,274,700
Bonanza Re	12/15/2020	2,000,000	1,710,000
Bonanza Re	3/11/2022	250,000	205,950
Caelus Re V	4/27/2017	125,000	100,000
Caelus Re V	5/4/2018	500,000	350,000
The accompanying notes are an integral part of these financial statements.
80Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Restricted Securities	Acquisition date	Cost	Value
Caelus Re V	5/4/2018	$ 750,000	$ 75
Caelus Re VI	2/20/2020	750,000	723,375
Cape Lookout Re	3/16/2022	3,000,000	2,832,000
Celadon Re 2022	9/13/2022	1,488,553	1,750,875
Citrus Re	4/11/2022	2,500,000	2,375,000
Commonwealth Re	6/15/2022	1,000,000	961,000
Cypress Re 2017	1/24/2017	3,361	100
Denning Re 2022	7/11/2022	2,930,481	2,992,374
Easton Re Pte	12/15/2020	4,500,000	4,367,250
Eden Re II	12/14/2018	1,152	3,062
Eden Re II	1/22/2019	4,198	32,072
First Coast Re II Pte	6/15/2020	698,587	697,410
FloodSmart Re	2/14/2022	1,500,000	1,395,000
Formby Re 2018	7/9/2018	6,214	64,047
Four Lakes Re	11/5/2020	1,750,000	1,632,750
Four Lakes Re	12/15/2021	2,000,000	1,849,000
Gamboge Re 2022	4/11/2022	4,046,823	4,584,150
Gleneagles Re 2022	1/18/2022	1,468,603	1,562,353
Gullane Re 2018	3/26/2018	—	100,036
Harambee Re 2018	12/19/2017	42,461	—
Harambee Re 2019	12/20/2018	—	6,000
Herbie Re	10/19/2020	500,000	451,000
Hypatia	7/10/2020	2,500,000	2,507,500
Hypatia	7/10/2020	1,000,000	978,100
Integrity Re	5/9/2022	2,000,000	1,800,000
International Bank for Reconstruction & Development	2/28/2020	500,000	497,550
International Bank for Reconstruction & Development	2/28/2020	500,000	490,700
International Bank for Reconstruction & Development	7/19/2021	4,000,000	3,902,400
Isosceles Insurance 2021	6/25/2021	1,500,000	1,477,500
Isosceles Re 2022-A	7/6/2022	—	20,200
Isosceles Re 2022-A	7/6/2022	—	20,200
Kilimanjaro III Re	6/15/2022	1,000,000	945,600
Limestone Re 2019-2B	6/20/2018	1,771	7,448
Lion Rock Re 2019	12/17/2018	—	—
Long Point Re IV	5/13/2022	3,500,000	3,436,300
Lorenz Re 2019	6/26/2019	525,988	29,915
Matterhorn Re	6/5/2020	398,642	336,000
Matterhorn Re	12/15/2021	250,000	208,375
Matterhorn Re	3/10/2022	5,000,000	4,396,500
Matterhorn Re	3/10/2022	2,000,000	1,744,400
Merion Re 2018-2	12/28/2017	—	227,665
Merion Re 2022-2	2/22/2022	4,000,000	3,792,446
Merna Re II	6/8/2021	2,200,000	1,840,300
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2381

Schedule of Investments  |  3/31/23 (continued)
Restricted Securities	Acquisition date	Cost	Value
Mona Lisa Re	6/22/2021	$1,000,000	$ 893,900
Mystic Re IV	6/9/2021	4,000,000	3,640,400
Northshore Re II	12/2/2020	1,500,000	1,439,850
Oakmont Re 2022	5/4/2022	345,065	471,758
Pangaea Re 2019-3	7/25/2019	88,238	105,799
Pangaea Re 2021-3	6/17/2021	138,303	30,488
Pangaea Re 2022-1	1/7/2022	—	83,060
Pangaea Re 2022-3	6/27/2022	3,500,000	3,622,500
Phoenician Re	12/1/2021	2,000,000	1,890,800
Port Royal Re 2022	6/3/2022	3,142,230	3,242,722
Portrush Re 2017	6/12/2017	613,588	170,160
Residential Re	10/30/2020	1,500,000	1,429,200
Residential Re	10/28/2021	5,000,000	4,468,000
Resilience Re	2/8/2017	1,209	—
RosaPenna Re 2021	7/16/2021	—	52,373
RosaPenna Re 2022	9/6/2022	3,500,000	3,711,750
Sanders Re II	5/20/2020	250,000	246,250
Sanders Re II	5/24/2021	3,000,000	2,865,300
Sanders Re II	11/23/2021	2,752,500	2,630,375
Sanders Re III	3/22/2022	3,000,000	2,827,500
Sector Re V	4/23/2019	546,018	390,391
Sector Re V	5/1/2019	1,861	44,531
Sector Re V	1/1/2020	4,628	267,899
Sector Re V	12/6/2021	50,000	234,120
Sussex Re	12/7/2020	1,000,000	913,800
Thopas Re 2019	12/21/2018	—	9,900
Thopas Re 2022	2/7/2022	—	58,100
Torrey Pines Re Pte	3/12/2021	1,000,000	970,900
Torricelli Re 2021	7/1/2021	—	166,012
Torricelli Re 2022	7/26/2022	4,000,000	4,292,800
Ursa Re II	10/8/2020	4,000,000	3,925,600
Versutus Re 2018	1/31/2018	—	5,200
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	15,839	—
Viribus Re 2019	12/27/2018	—	17,750
Vitality Re XI	1/23/2020	3,000,000	2,950,500
Vitality Re XI	1/23/2020	1,248,271	1,224,625
Woburn Re 2018	3/20/2018	521,925	38,077
Woburn Re 2019	1/30/2019	112,139	140,095
Total Restricted Securities			$122,849,116
% of Net assets			2.8%
The accompanying notes are an integral part of these financial statements.
82Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
921	U.S. 2 Year Note (CBT)	6/30/23	$ (188,184,020)	$ (190,143,329)	$ (1,959,309)
186	U.S. 10 Year Note (CBT)	6/21/23	(20,815,461)	(21,375,469)	(560,008)
			$ (208,999,481)	$ (211,518,798)	$ (2,519,317)
TOTAL FUTURES CONTRACTS			$(208,999,481)	$(211,518,798)	$(2,519,317)
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding short-term investments) for the year ended March 31, 2023 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ —	$ 51,109,995
Other Long-Term Securities	$1,316,445,618	$2,126,125,211
At March 31, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $4,330,787,012 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 11,406,935
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(101,898,258)
Net unrealized depreciation	$ (90,491,323)
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2383

Schedule of Investments  |  3/31/23 (continued)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of March 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 96,128,567	$ —	$ 96,128,567
Asset Backed Securities	—	1,233,372,384	—	1,233,372,384
Collateralized Mortgage Obligations	—	582,543,985	—	582,543,985
Commercial Mortgage-Backed Securities	—	273,698,086	—	273,698,086
Corporate Bonds	—	1,276,828,934	—	1,276,828,934
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes – California	—	—	3,068,497	3,068,497
Multiperil – Massachusetts	—	—	4,498,883	4,498,883
Multiperil – U.S.	—	—	4,351,709	4,351,709
Multiperil – Worldwide	—	—	6,342,573	6,342,573
Windstorm – Florida	—	—	234,207	234,207
Windstorm - North Carolina	—	—	40,400	40,400
Windstorm – U.S. Regional	—	—	1,949,258	1,949,258
Reinsurance Sidecars
Multiperil – U.S.	—	—	6,000	6,000
Multiperil – Worldwide	—	—	21,133,404	21,133,404
Industry Loss Warranties
Windstorm – U.S.	—	—	3,450	3,450
All Other Insurance-Linked Securities	—	81,220,735	—	81,220,735
U.S. Government and Agency Obligations	—	64,382,364	—	64,382,364
Repurchase Agreements	—	262,050,000	—	262,050,000
Commercial Paper	—	330,961,570	—	330,961,570
Total Investments in Securities	$ —	$ 4,201,186,625	$ 41,628,381	$ 4,242,815,006
The accompanying notes are an integral part of these financial statements.
84Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Net unrealized depreciation on futures contracts	$(2,519,317)	$ —	$ —	$ (2,519,317)
Total Other Financial Instruments	$ (2,519,317)	$ —	$ —	$ (2,519,317)
During the year ended March 31, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2385

Statement of Assets and Liabilities  |  3/31/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $4,328,859,332)	$4,242,815,006
Cash	154,758,282
Futures collateral	3,205,773
Receivables —
Investment securities sold	3,826,344
Fund shares sold	33,212,660
Interest	18,205,296
Other assets	36,054
Total assets	$ 4,456,059,415
LIABILITIES:
Payables —
Investment securities purchased	$ 79,276,278
Fund shares repurchased	29,650,020
Distributions	1,703,995
Trustees' fees	37,610
Collateral due from broker for TBA Securities	654,394
Variation margin for futures contracts	193,454
Unrealized depreciation on unfunded loan commitments	5,462
Management fees	111,044
Administrative expenses	119,233
Distribution fees	22,304
Accrued expenses	846,946
Total liabilities	$ 112,620,740
NET ASSETS:
Paid-in capital	$4,697,212,312
Distributable earnings (loss)	(353,773,637)
Net assets	$4,343,438,675
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,126,766,676/118,287,561 shares)	$ 9.53
Class C (based on $83,702,873/8,781,183 shares)	$ 9.53
Class C2 (based on $8,462,908/887,621 shares)	$ 9.53
Class K (based on $465,248,015/48,690,635 shares)	$ 9.56
Class Y (based on $2,659,258,203/278,646,042 shares)	$ 9.54
The accompanying notes are an integral part of these financial statements.
86Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Statement of Operations FOR THE YEAR ENDED 3/31/23
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $31,262)	$174,516,486
Dividends from unaffiliated issuers	4,721,900
Total Investment Income		$179,238,386
EXPENSES:
Management fees	$ 14,173,086
Administrative expenses	1,158,954
Transfer agent fees
Class A	428,813
Class C	44,378
Class C2	3,729
Class K	83
Class Y	1,959,447
Distribution fees
Class A	2,800,273
Class C	544,576
Class C2	53,134
Shareowner communications expense	113,048
Custodian fees	47,242
Registration fees	360,541
Professional fees	615,398
Printing expense	59,106
Officers' and Trustees' fees	303,002
Insurance expense	49,234
Miscellaneous	224,866
Total expenses		$ 22,938,910
Net investment income		$156,299,476
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (23,677,052)
Futures contracts	22,999,901	$ (677,151)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ (34,277,913)
Futures contracts	(8,518,166)
Unfunded loan commitments	(23)	$ (42,796,102)
Net realized and unrealized gain (loss) on investments		$ (43,473,253)
Net increase in net assets resulting from operations		$112,826,223
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2387

Statements of Changes in Net Assets
	Year Ended 3/31/23	Year Ended 3/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 156,299,476	$ 51,446,930
Net realized gain (loss) on investments	(677,151)	2,457,088
Change in net unrealized appreciation (depreciation) on investments	(42,796,102)	(44,779,660)
Net increase in net assets resulting from operations	$ 112,826,223	$ 9,124,358
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.33 and $0.12 per share, respectively)	$ (45,177,410)	$ (21,372,537)
Class C ($0.30 and $0.08 per share, respectively)	(3,171,931)	(1,510,772)
Class C2 ($0.30 and $0.09 per share, respectively)	(304,605)	(161,898)
Class K ($0.35 and $0.14 per share, respectively)	(14,837,824)	(5,277,867)
Class Y ($0.34 and $0.13 per share, respectively)	(93,891,768)	(33,910,767)
Total distributions to shareowners	$ (157,383,538)	$ (62,233,841)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 2,526,795,632	$ 3,570,493,668
Reinvestment of distributions	143,378,011	57,192,875
Cost of shares repurchased	(3,367,262,456)	(2,951,666,742)
Net increase (decrease) in net assets resulting from Fund share transactions	$ (697,088,813)	$ 676,019,801
Net increase (decrease) in net assets	$ (741,646,128)	$ 622,910,318
NET ASSETS:
Beginning of year	$ 5,085,084,803	$ 4,462,174,485
End of year	$ 4,343,438,675	$ 5,085,084,803
The accompanying notes are an integral part of these financial statements.
88Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

	Year Ended 3/31/23 Shares	Year Ended 3/31/23 Amount	Year Ended 3/31/22 Shares	Year Ended 3/31/22 Amount
Class A
Shares sold	51,546,875	$ 491,379,155	147,680,358	$ 1,432,006,948
Reinvestment of distributions	4,633,351	44,082,938	2,166,658	20,986,743
Less shares repurchased	(127,741,729)	(1,217,403,060)	(120,772,781)	(1,170,018,795)
Net increase (decrease)	(71,561,503)	$ (681,940,967)	29,074,235	$ 282,974,896
Class C
Shares sold	888,298	$ 8,462,519	1,057,619	$ 10,260,634
Reinvestment of distributions	330,923	3,150,518	155,433	1,507,013
Less shares repurchased	(6,655,032)	(63,442,174)	(8,963,636)	(86,929,011)
Net decrease	(5,435,811)	$ (51,829,137)	(7,750,584)	$ (75,161,364)
Class C2
Shares sold	68,056	$ 648,782	109,304	$ 1,061,100
Reinvestment of distributions	3,410	32,472	1,691	16,401
Less shares repurchased	(832,791)	(7,952,273)	(461,619)	(4,477,612)
Net decrease	(761,325)	$ (7,271,019)	(350,624)	$ (3,400,111)
Class K
Shares sold	14,966,722	$ 143,123,150	13,900,269	$ 135,064,288
Reinvestment of distributions	1,553,923	14,832,180	541,677	5,262,947
Less shares repurchased	(7,490,765)	(71,627,487)	(8,968,708)	(87,058,011)
Net increase	9,029,880	$ 86,327,843	5,473,238	$ 53,269,224
Class Y
Shares sold	197,282,641	$ 1,883,182,026	205,254,670	$ 1,992,100,698
Reinvestment of distributions	8,525,407	81,279,903	3,031,623	29,419,771
Less shares repurchased	(210,298,894)	(2,006,837,462)	(165,246,141)	(1,603,183,313)
Net increase (decrease)	(4,490,846)	$ (42,375,533)	43,040,152	$ 418,337,156
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2389

Financial Highlights
	Year Ended 3/31/23	Year Ended 3/31/22	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19
Class A
Net asset value, beginning of period	$ 9.61	$ 9.71	$ 9.26	$ 9.92	$ 9.95
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.31	$ 0.09	$ 0.12	$ 0.25	$ 0.26
Net realized and unrealized gain (loss) on investments	(0.06)	(0.07)	0.47	(0.64)	(0.03)
Net increase (decrease) from investment operations	$ 0.25	$ 0.02	$ 0.59	$ (0.39)	$ 0.23
Distributions to shareowners:
Net investment income	$ (0.33)	$ (0.12)	$ (0.14)	$ (0.27)	$ (0.26)
Total distributions	$ (0.33)	$ (0.12)	$ (0.14)	$ (0.27)	$ (0.26)
Net increase (decrease) in net asset value	$ (0.08)	$ (0.10)	$ 0.45	$ (0.66)	$ (0.03)
Net asset value, end of period	$ 9.53	$ 9.61	$ 9.71	$ 9.26	$ 9.92
Total return (b)	2.62%	0.16%	6.42%	(4.02)%	2.32%
Ratio of net expenses to average net assets	0.60%	0.59%	0.60%	0.58%	0.59%
Ratio of net investment income (loss) to average net assets	3.21%	0.96%	1.29%	2.52%	2.58%
Portfolio turnover rate	34%	52%	51%	100%	61%
Net assets, end of period (in thousands)	$1,126,767	$1,824,401	$1,561,042	$1,628,082	$1,506,433
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
90Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

	Year Ended 3/31/23	Year Ended 3/31/22	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19
Class C
Net asset value, beginning of period	$ 9.61	$ 9.71	$ 9.26	$ 9.91	$ 9.94
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.28	$ 0.06	$ 0.10	$ 0.22	$ 0.22
Net realized and unrealized gain (loss) on investments	(0.06)	(0.08)	0.46	(0.63)	(0.02)
Net increase (decrease) from investment operations	$ 0.22	$ (0.02)	$ 0.56	$ (0.41)	$ 0.20
Distributions to shareowners:
Net investment income	$ (0.30)	$ (0.08)	$ (0.11)	$ (0.24)	$ (0.23)
Total distributions	$ (0.30)	$ (0.08)	$ (0.11)	$ (0.24)	$ (0.23)
Net increase (decrease) in net asset value	$ (0.08)	$ (0.10)	$ 0.45	$ (0.65)	$ (0.03)
Net asset value, end of period	$ 9.53	$ 9.61	$ 9.71	$ 9.26	$ 9.91
Total return (b)	2.29%	(0.17)%	6.09%	(4.24)%	1.99%
Ratio of net expenses to average net assets	0.92%	0.91%	0.91%	0.89%	0.91%
Ratio of net investment income (loss) to average net assets	2.90%	0.66%	1.00%	2.25%	2.22%
Portfolio turnover rate	34%	52%	51%	100%	61%
Net assets, end of period (in thousands)	$83,703	$136,692	$213,396	$300,129	$425,928
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2391

Financial Highlights  (continued)
	Year Ended 3/31/23	Year Ended 3/31/22	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19
Class C2
Net asset value, beginning of period	$ 9.62	$ 9.72	$ 9.27	$ 9.91	$ 9.94
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.27	$ 0.07	$ 0.10	$ 0.21	$ 0.22
Net realized and unrealized gain (loss) on investments	(0.06)	(0.08)	0.46	(0.61)	(0.02)
Net increase (decrease) from investment operations	$ 0.21	$ (0.01)	$ 0.56	$ (0.40)	$ 0.20
Distributions to shareowners:
Net investment income	$ (0.30)	$ (0.09)	$ (0.11)	$ (0.24)	$ (0.23)
Total distributions	$ (0.30)	$ (0.09)	$ (0.11)	$ (0.24)	$ (0.23)
Net increase (decrease) in net asset value	$ (0.09)	$ (0.10)	$ 0.45	$ (0.64)	$ (0.03)
Net asset value, end of period	$ 9.53	$ 9.62	$ 9.72	$ 9.27	$ 9.91
Total return (b)	2.21%	(0.14)%	6.09%	(4.13)%	1.98%
Ratio of net expenses to average net assets	0.91%	0.88%	0.90%	0.88%	0.91%
Ratio of net investment income (loss) to average net assets	2.85%	0.69%	1.00%	2.17%	2.25%
Portfolio turnover rate	34%	52%	51%	100%	61%
Net assets, end of period (in thousands)	$8,463	$15,861	$19,432	$20,982	$8,604
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
92Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

	Year Ended 3/31/23	Year Ended 3/31/22	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19
Class K
Net asset value, beginning of period	$ 9.64	$ 9.74	$ 9.29	$ 9.93	$ 9.96
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.35	$ 0.12	$ 0.15	$ 0.28	$ 0.28
Net realized and unrealized gain (loss) on investments	(0.08)	(0.08)	0.46	(0.62)	(0.03)
Net increase (decrease) from investment operations	$ 0.27	$ 0.04	$ 0.61	$ (0.34)	$ 0.25
Distributions to shareowners:
Net investment income	$ (0.35)	$ (0.14)	$ (0.16)	$ (0.30)	$ (0.28)
Total distributions	$ (0.35)	$ (0.14)	$ (0.16)	$ (0.30)	$ (0.28)
Net increase (decrease) in net asset value	$ (0.08)	$ (0.10)	$ 0.45	$ (0.64)	$ (0.03)
Net asset value, end of period	$ 9.56	$ 9.64	$ 9.74	$ 9.29	$ 9.93
Total return (b)	2.86%	0.39%	6.64%	(3.60)%	2.54%
Ratio of net expenses to average net assets	0.38%	0.36%	0.37%	0.36%	0.37%
Ratio of net investment income (loss) to average net assets	3.71%	1.20%	1.52%	2.79%	2.82%
Portfolio turnover rate	34%	52%	51%	100%	61%
Net assets, end of period (in thousands)	$465,248	$382,288	$332,949	$264,405	$274,682
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/2393

Financial Highlights  (continued)
	Year Ended 3/31/23	Year Ended 3/31/22	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19
Class Y
Net asset value, beginning of period	$ 9.63	$ 9.73	$ 9.27	$ 9.92	$ 9.96
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.34	$ 0.11	$ 0.14	$ 0.27	$ 0.27
Net realized and unrealized gain (loss) on investments	(0.09)	(0.08)	0.48	(0.63)	(0.04)
Net increase (decrease) from investment operations	$ 0.25	$ 0.03	$ 0.62	$ (0.36)	$ 0.23
Distributions to shareowners:
Net investment income	$ (0.34)	$ (0.13)	$ (0.16)	$ (0.29)	$ (0.27)
Total distributions	$ (0.34)	$ (0.13)	$ (0.16)	$ (0.29)	$ (0.27)
Net increase (decrease) in net asset value	$ (0.09)	$ (0.10)	$ 0.46	$ (0.65)	$ (0.04)
Net asset value, end of period	$ 9.54	$ 9.63	$ 9.73	$ 9.27	$ 9.92
Total return (b)	2.67%	0.30%	6.67%	(3.78)%	2.37%
Ratio of net expenses to average net assets	0.45%	0.44%	0.45%	0.44%	0.45%
Ratio of net investment income (loss) to average net assets	3.53%	1.12%	1.45%	2.69%	2.74%
Portfolio turnover rate	34%	52%	51%	100%	61%
Net assets, end of period (in thousands)	$2,659,258	$2,725,842	$2,335,355	$2,990,790	$3,669,866
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
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Notes to Financial Statements  |  3/31/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer Multi-Asset Ultrashort Income Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.
The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related
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contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an
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exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
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Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Federal Income Taxes
It is the Fund 's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2023, the Fund did not accrue any interest or
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penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At March 31, 2023, the Fund reclassified $404,450 to increase distributable earnings and $404,450 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At March 31, 2023, the Fund was permitted to carry forward indefinitely $159,500,633 of short-term losses and $107,090,579 of long-term losses.
The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$157,383,538	$62,233,841
Total	$157,383,538	$62,233,841
The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 5,018,355
Capital loss carryforward	(266,591,212)
Other book/tax temporary differences	(1,703,995)
Net unrealized depreciation	(90,496,785)
Total	$(353,773,637)
The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds, insurance-linked securities and the tax treatment of premium and amortization.
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D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2023.
E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the
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Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23101

more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund may invest in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As
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a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
The Fund may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more
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difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how
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to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
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The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
G.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at March 31, 2023 are listed in the Schedule of Investments.
H.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but
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there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
I.	Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at March 31, 2023 are disclosed in the Schedule of Investments.
J.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23107

All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2023 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional value of futures contracts short position during the year ended March 31, 2023 was $283,233,413. Open futures contracts outstanding at March 31, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.35% of the Fund’s average daily net assets up to $1 billion, 0.30% of the next $4 billion of the Fund’s average daily net assets, 0.25% of the next $2.5 billion of the Fund’s average daily net assets and 0.20% of the Fund’s average daily net assets over $7.5 billion. For the year ended March 31, 2023, the effective management fee was equivalent to 0.31% of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
108Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended March 31, 2023, the Fund paid $303,002 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At March 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $37,610 and a payable for administrative expenses of $119,233, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended March 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 25,932
Class C	9,073
Class C2	74
Class K	420
Class Y	77,549
Total	$113,048
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23109

Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares.
In addition, redemptions of Class C2 shares may be subject to a contingent deferred sales charge (“CDSC”). Redemptions of Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class A, Class C, Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended March 31, 2023, CDSCs in the amount of $14,821 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2023, the Fund had no borrowings under the credit facility.
7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
110Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Net unrealized depreciation on futures contracts*	$2,519,317	$ —	$ —	$ —	$ —
Total Value	$2,519,317	$—	$—	$—	$—

*	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2023 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$22,999,901	$ —	$ —	$ —	$ —
Total Value	$22,999,901	$—	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ (8,518,166)	$ —	$ —	$ —	$ —
Total Value	$ (8,518,166)	$—	$—	$—	$—
8. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23111

valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of March 31, 2023, the Fund had the following unfunded loan commitments outstanding:
Loan	Principal	Cost	Value	Unrealized Appreciation (Depreciation)
athenahealth Group, Inc.	$81,522	$81,522	$76,060	$(5,462)
112Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust X and the Shareholders of Pioneer Multi-Asset Ultrashort Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Multi-Asset Ultrashort Income Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust X (the “Trust”)), including the schedule of investments, as of March 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Multi-Asset Ultrashort Income Fund (one of the funds constituting Pioneer Series Trust X) at March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23113

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
May 25, 2023
114Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Additional Information (unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 67.49%.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23115

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
116Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2011. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23117

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (78) Trustee	Trustee since 2011. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
118Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (66) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (74) Trustee	Trustee since 2011. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23119

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
120Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (60)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (64)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23121

Fund Officers
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2011. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2011. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director – Trustee and Board Relationships of Amundi US since September 2019; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (57) Assistant Treasurer	Since 2011. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (64) Assistant Treasurer	Since 2011. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Antonio Furtado (40) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
122Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/23123

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 25671-11-0523

Pioneer Fundamental Growth Fund
Annual Report  |  March 31, 2023

A: PIGFX	C: FUNCX	K: PFGKX	R: PFGRX	Y: FUNYX

visit us: www.amundi.com/us

Pioneer Fundamental Growth Fund | Annual Report | 3/31/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
May 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/233

Portfolio Management Discussion  |  3/31/23
US equity markets moved lower during the 12-month period ended March 31, 2023, with increased volatility resulting from the combination of macroeconomic and geopolitical factors affecting the financial markets. In the following interview, Yves Raymond, David Chamberlain, and Andrew Acheson discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the 12-month period. Mr. Raymond, a senior vice president and a portfolio manager at Amundi Asset Management US (Amundi US); Mr. Chamberlain, a senior vice president and a portfolio manager at Amundi US; Matthew Gormley, an associate portfolio manager at Amundi US; and Mr. Acheson, Managing Director, Director of Growth, US, and a portfolio manager working out of Amundi's United Kingdom office (Amundi UK), are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the 12-month period ended March 31, 2023?
A	Pioneer Fundamental Growth Fund’s Class A shares returned -6.44% at net asset value during the 12-month period ended March 31, 2023, while the Fund’s benchmark, the Russell 1000 Growth Index (the Russell Index), returned -10.90%. During the same period, the average return of the 1,250 mutual funds in Morningstar’s Large Growth Funds category was -12.67%.
Q	How would you describe the investment environment for domestic equities during the 12-month period ended March 31, 2023?
A	The 12-month period featured substantial declines in US equities as investors faced a deteriorating macroeconomic environment as well as persistent geopolitical challenges. Facing the highest levels of inflation in more than 40 years, the Federal Reserve (Fed) aggressively raised interest rates throughout the period, while specifically acknowledging the risk of pushing the US economy into recession. Consumer confidence weakened considerably in light of steeply rising prices for consumer goods, thus heightening investors’ concerns about the prospects for a broader macroeconomic slowdown or contraction. As the period progressed, however, market participants began to anticipate a potential peak in interest rates as inflationary pressures began to ease, at least somewhat.
Stock prices in general were volatile during the period. Sharp declines during the second quarter of 2022 (April through June) led to the worst “first half-year” performance for the broad-
4Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

market Standard & Poor’s 500 Index (S&P 500) since 1970. Domestic stocks then rebounded in July and early August of 2022, responding favorably to solid corporate earnings reports as well as investors’ hopes that the Fed’s actions with regard to monetary policy could quickly bring inflation under control. By September, however, continued and persistent price pressures led to another steep pullback by equities, which left major market indices firmly in “bear” territory, with most falling by 20% from their previous highs. The rollercoaster ride then continued as stocks rebounded again during the fourth quarter of 2022 and first quarter of 2023, amid renewed hopes that the Fed would end its rate-hiking cycle, particularly in the wake of a banking crisis during March 2023, which saw three US banks fail (Signature Bank, Silvergate, and Silicon Valley—or SVB Financial). The failures spurred the Fed, the US Treasury, and the Federal Deposit Insurance Corporation (FDIC) to take actions to help bolster the banking system and caused investors to speculate that the Fed might have to pause, if not completely end, its interest-rate increases.
Within the large-cap equity universe, value stocks outperformed growth stocks over the 12-month period, and particularly during the second quarter of 2022. At that time, successive interest-rate increases from the Fed in response to extremely high inflation figures forced investors to consider that growth-oriented companies with more distant future cash flow prospects might not be able to keep outperforming their value-oriented counterparts in an environment where higher “risk-free” returns were available. Growth stocks then helped lead a brief market rally early in the third quarter of 2022, but a September pullback eroded most of their relative gains, and value stocks continued to outperform in the fourth quarter. A market pivot toward growth stocks in the first quarter of 2023 helped reduce the underperformance relative to value stocks for the 12-month period as a whole. That said, for the full 12-month period, growth stocks, as measured by the Russell 1000 Growth Index (the Russell Index), returned -10.90%, while value stocks, as
Pioneer Fundamental Growth Fund | Annual Report | 3/31/235

measured by the Russell 1000 Value Index, were down by 5.91%, representing a roughly five percent performance advantage for value versus growth.
Q	What factors contributed to and detracted from the Fund's benchmark-relative performance during the 12-month period ended March 31, 2023?
A	During the 12-month period, we maintained our traditional discipline of focusing the Fund’s investments on shares of what we believe are higher-quality corporations with stable businesses and steady earnings. Because of our focus on mitigating portfolio risk, the Fund’s performance has often lagged that of the benchmark when markets have preferred higher-growth names over more valuation-oriented names, as has been the case, on occasion, in recent years. However, given the market's numerous pullbacks during the 12-month period, the Fund outperformed its benchmark, particularly during the second quarter of 2022 and during the September 2022 market decline.
Exposures to reasonably valued growth stocks, which experienced less severe declines, overall, than high-growth, high-valuation growth stocks, drove the Fund's relative outperformance for the period. Over the course of the 12-month period, the returns of stocks that are components of the Russell Index were highly correlated with their price-to-earnings (P/E) ratios, and so the Fund's underweight positions in stocks with high P/E ratios contributed positively to relative performance. (P/E Ratio represents the price of a stock divided by its earnings per share.)
From a sector perspective, stock selection results in the consumer discretionary sector contributed the most to the Fund’s positive benchmark-relative performance during the period. Stock selection results in the energy and information technology sectors also aided relative returns.
Conversely, adverse stock selection results in the financials sector were a key detractor from the Fund’s relative performance.
6Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

Underweight portfolio exposure to the information technology sector also detracted from relative returns over the 12-month period.
Q	Which individual stocks led positive contributions to the Fund’s benchmark-relative performance during the 12-month period ended March 31, 2023?
A	The portfolio position that made the largest positive contribution to the Fund's benchmark-relative performance for the 12-month period was Schlumberger. The oilfield services company performed particularly well during the fourth quarter of 2022, as the company reported better-than-expected earnings, driven by an uptick in international well-construction activity. With rising demand for its services after years of underinvestment in oil and gas, and given the global need for energy security in the wake of the Russia/Ukraine conflict, we believe Schlumberger is well-positioned to potentially benefit from what we anticipate could be a multi-year energy capital-expenditure cycle.
Property-and-casualty insurance company Progressive was another key positive contributor to the Fund’s relative returns during the period. The insurer has benefited from a strong pricing environment, as auto policies have renewed at higher rates to compensate for rising claims costs over the past year. We anticipate that, as used car prices continue to moderate, costs per claim are likely to decline. In addition, the need for insurance in both good times and bad makes the stock defensive in nature, which we find suitable for the current investment environment.
Lastly, the Fund's lack of exposure to electric vehicle (EV) manufacturer and benchmark component Tesla made a large positive contribution to relative performance for the period, particularly amid the stock's price drop of more than 50% during the fourth quarter of 2022. We remain concerned about the valuation of Tesla’s stock, especially amid signs of increased competition for the company in the EV market.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/237

Q	Which individual stocks detracted most significantly from the Fund's benchmark-relative performance during the 12-month period ended March 31, 2023?
A	The portfolio position that detracted the most from the Fund's benchmark-relative returns for the 12-month period was Charles Schwab. The brokerage firm’s stock price declined late in the period as investors reacted negatively to the aforementioned bank failures in March 2023, and as the subsequent FDIC takeover of SVB Financial led to increased scrutiny of companies – like Schwab – offering banking services. Schwab then experienced an acceleration of deposit outflows as customers moved money into higher-yielding money market funds. Schwab's deposit base consists mostly of FDIC-insured retail and commercial deposits, in contrast to SVB's reliance on deposits from venture-capital-funded start-ups. However, even though deposit outflows from Schwab have moderated, we anticipate that the banking sector could face increased capital requirements that could potentially weigh on profitability as regulators seek to reduce the likelihood of similar bank failures in the future. For this reason, the Fund's management team has put Schwab's stock under intensive review, though we continued to hold the shares in the portfolio as of period-end.
Exposure to PayPal also constrained the Fund’s relative performance. As the period progressed, investors grew concerned that a weakening economy could lead to a decrease in e-commerce spending and increased potential for PayPal to experience market-share losses. Despite the possibility that consumer spending might decline in the short run, we nevertheless believe that the payment-network provider could continue benefiting from the shift to a cashless society, given PayPal’s strong competitive position. In addition, PayPal has renewed its focus on profitability, which we believe could help mitigate any deceleration in growth.
Lastly, the Fund’s position in Alphabet, the parent company of Google, was a notable detractor from benchmark-relative results. The stock price fell sharply amid rising concerns about the effects potentially weaker macroeconomic conditions could have on advertising spending. We still value the company's leadership position in online searches, its highly popular Android
8Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

smartphone operating system, and the growth opportunities for its YouTube video-sharing website. We view Alphabet’s stock as unusually attractive from a valuation standpoint, given the company’s consistently high returns on capital, steady secular growth, and exposure to the high-demand cloud-computing services business.
Q	Did the Fund have any exposure to derivative securities during the 12-month period ended March 31, 2023?
A	No, the Fund did not hold any derivatives during the period.
Q	Which positions did you add to the Fund's portfolio during the 12-month period ended March 31, 2023?
A	During the 12-month period, we initiated Fund positions in Visa, Advanced Micro Devices (AMD), Intuitive Surgical, Walt Disney, and Intuit.
We added shares of Visa, the electronic payments processor, to the portfolio early in the period. Visa has one of the leading global card networks, features high incremental margins, and, similar to portfolio holding MasterCard, the company has a wide competitive “moat” around its business. We believe Visa could benefit from the secular shift to a cashless society, and from near-term acceleration in cross-border travel on a global scale. (A moat, or wide moat, is a type of sustainable competitive advantage possessed by a business that makes it difficult for rivals to wear down its market share.)
We also took advantage of heightened volatility to add semiconductor company AMD to the portfolio during the period. AMD, a designer of CPUs and GPUs, has focused on consumer, enterprise, and data-center applications. As the stock’s valuation grew more attractive over the period, we felt AMD had become a good fit for inclusion in the portfolio, according to our disciplined investment process. We also view a recent acquisition by AMD favorably, as we believe it could add greater capacity and stability to the company’s business and heighten its exposure to the fast-growing data-center market.
We also initiated a position in robotic surgery pioneer Intuitive Surgical. The company has generated high returns on capital,
Pioneer Fundamental Growth Fund | Annual Report | 3/31/239

and, given what has been an industry-leading position, we believe Intuitive could stand to benefit from secular growth in robotic surgery, making it an excellent fit with our investment approach.
Late in the 12-month period, we added shares of business software specialist Intuit and entertainment giant Walt Disney to the portfolio. We view Intuit as a company with a solid competitive moat derived from significant market share, high switching costs, strength in its consumer segment, and in its products for self-employed individuals and small business owners. Intuit has benefited from several secular trends and has a history of developing highly attractive, easy-to-use solutions that have generated strong returns on capital. Finally, the stock's valuation, in our view, did not reflect the long-term potential for Intuit to expand its software ecosystem for owners of small businesses, and its year-round personal finance offerings.
Walt Disney is a previous Fund holding that we added back to the portfolio in the first quarter of 2023. After meeting with CEO Bob Iger, we have concluded that Disney's new focus on profitability may result in a material improvement in earnings as the company seeks to reduce costs and streamlines capital allocations. Moreover, we felt the stock's valuation did not reflect the sustainable competitive advantages the company has in its theme parks, studios, and other assets, nor did it reflect the potential secular growth prospects Disney has with regard to content creation and distribution. We believe that is especially true of Disney's streaming business, which, in our view, could become profitable under Iger's leadership.
Q	Which positions did you eliminate from the Fund’s portfolio during the 12-month period ended March 31, 2023?
A	During the period, we exited the Fund’s positions in Stanley Black & Decker, Marsh and McLennan, and Pfizer.
With regard to toolmaker Stanley Black & Decker, the company had been facing difficult circumstances, including supply-chain issues and decreased demand due to the cooling housing market. Rising mortgage rates exacerbated those problems, and we concluded that Stanley Black & Decker’s challenges could persist, and therefore decided to exit the portfolio’s position.
10Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

We also sold the Fund’s shares of insurance broker Marsh and McLennan during the period. The stock price had held up reasonably well; however, we believed the valuation was high, especially given the risk that the consulting portion of Marsh’s business could come under pressure in the event of an economic slowdown or contraction.
Lastly, late in the period, we exited the Fund's position in pharmaceutical firm Pfizer. We had been reducing the size of the position throughout 2022 as our pandemic-centered investment thesis played out and the stock's valuation became less appealing. Demand for several of Pfizer's COVID-19-related products, particularly Paxlovid, has waned. That factor, combined with Pfizer's announced intention to make a $43 billion acquisition, which we believe is an elevated valuation, led us to conclude that the risk/reward profile for the stock was no longer favorable.
Q	What is your outlook heading into the next fiscal year for the Fund, and how is this outlook reflected in the Fund’s positioning?
A	As we look ahead, most economic indicators have continued to point to much slower growth over the next several quarters. The interest-rate increases by the Fed over the past year are just now starting to affect the real economy, and while we believe inflation may have peaked and could decline from here, profit-margin contraction could still dampen corporate earnings.
We also believe the recent dislocations in the regional banking sector could cause further tightening in financial conditions over the coming months as banks tighten their lending standards to preserve liquidity. That, in turn, could lead the Fed to scale back further rate increases, although we think hopes for rate cuts later in the year may prove to be premature. If the Fed does cut rates, we think it would be the result of greater-than-expected economic weakness, which would likely be detrimental to corporate earnings. The stock market has tended to react negatively in such an environment.
Despite having seen growth stocks start 2023 on a strong, if volatile, note, we remain cautious that the rebound may be little more than a bear-market rally driven by the more speculative parts of the market, and by the recent resurgence in share prices
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2311

of mega-cap technology stocks. In 2022, a contraction in earnings multiples as interest rates increased drove the decline in equities. In our view, the next phase of the market, whether up or down, will be earnings-driven, and we believe earnings estimates for the next 12 months have remained too high.
A mild recession, in our view, is more likely than a “soft landing,” in which economic growth slows yet remains positive as inflation is brought under control. In either scenario, we believe corporate earnings estimates will likely decline as companies take a more cautious approach to 2023, given the economic uncertainty. By mid-2023, if the market adequately discounts a potential recession, we anticipate becoming more constructive on equities. While expectations are for market volatility to remain high in 2023, we think the market may look forward to an earnings recovery as the year progresses, and end the year higher than where it started.
Against that backdrop, we have remained highly selective with respect to the stocks that we add to the portfolio, and have continued to avoid investing in what we view as speculative and unprofitable companies that could easily remain out of favor for a protracted period.
From a positioning perspective, as of period-end, the Fund has benchmark-relative overweight positions in what we view as high-quality financials and health care stocks. We have maintained an underweight portfolio allocation to the information technology sector, but we have reduced the extent of that underweight recently, as valuations within the sector, in our view, have become more attractive.
Regardless of the macroeconomic backdrop, we remain committed to investing the portfolio in shares of companies that are highly profitable and feature both strong balance sheets and sustainable business models. We seek to hold shares of companies that we believe are capable of surviving a prolonged and deep recession, and emerging with the financial firepower to invest and thrive during the subsequent recovery.
12Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

Please refer to the Schedule of Investments on pages 23-27 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund may invest in fewer than 40 securities and, as a result, its performance may be more volatile than the performance of other funds holding more securities.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2313

Portfolio Summary  |  3/31/23
Sector Distribution

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Microsoft Corp.	8.04%
2.	Alphabet, Inc., Class C	7.68
3.	Mastercard, Inc., Class A	4.98
4.	Apple, Inc.	4.75
5.	Amazon.com, Inc.	4.64
6.	Thermo Fisher Scientific, Inc.	3.67
7.	Eli Lilly & Co.	3.49
8.	Amphenol Corp., Class A	3.34
9.	QUALCOMM, Inc.	3.34
10.	PepsiCo., Inc.	3.31

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
14Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

Prices and Distributions  |  3/31/23
Net Asset Value per Share
Class	3/31/23	3/31/22
A	$26.24	$29.25
C	$21.88	$24.76
K	$26.46	$29.39
R	$25.13	$28.17
Y	$26.76	$29.73

Distributions per Share: 4/1/22 - 3/31/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$—	$0.0586	$1.0044
C	$—	$0.0586	$1.0044
K	$—	$0.0586	$1.0044
R	$—	$0.0586	$1.0044
Y	$—	$0.0586	$1.0044
Index Definitions
The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages  16-20.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2315

Performance Update | 3/31/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price  during the periods shown, compared to that of the Russell 1000 Growth Index.
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Russell 1000 Growth Index
10 Years	12.90%	12.24%	14.59%
5 Years	12.22	10.90	13.66
1 Year	-6.44	-11.81	-10.90
Expense Ratio (Per prospectus dated August 1, 2022)
Gross
1.00%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

Performance Update | 3/31/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.
Average Annual Total Returns (As of March 31, 2023)
Period	If Held	If Redeemed	Russell 1000 Growth Index
10 Years	12.13%	12.13%	14.59%
5 Years	11.45	11.45	13.66
1 Year	-7.10	-7.98	-10.90
Expense Ratio (Per prospectus dated August 1, 2022)
Gross
1.71%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2317

Performance Update | 3/31/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	Russell 1000 Growth Index
10 Years	13.35%	14.59%
5 Years	12.65	13.66
1 Year	-6.14	-10.90
Expense Ratio (Per prospectus dated August 1, 2022)
Gross
0.66%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
18Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

Performance Update | 3/31/23	Class R Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	Russell 1000 Growth Index
10 Years	12.53%	14.59%
5 Years	11.82	13.66
1 Year	-6.80	-10.90
Expense Ratio (Per prospectus dated August 1, 2022)
Gross
1.40%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2319

Performance Update | 3/31/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.
Average Annual Total Returns (As of March 31, 2023)
Period	Net Asset Value (NAV)	Russell 1000 Growth Index
10 Years	13.23%	14.59%
5 Years	12.54	13.66
1 Year	-6.20	-10.90
Expense Ratio (Per prospectus dated August 1, 2022)
Gross
0.76%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
20Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund
Based on actual returns from October 1, 2022 through March 31, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 10/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 3/31/23	$1,169.50	$1,165.90	$1,171.40	$1,167.40	$1,171.20
Expenses Paid During Period*	$5.52	$9.40	$3.63	$7.57	$4.11

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02%, 1.74%, 0.67%, 1.40%, and 0.76% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reﬂect the one-half year period).
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2321

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2022 through March 31, 2023.
Share Class	A	C	K	R	Y
Beginning Account Value on 10/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 3/31/23	$1,019.85	$1,016.26	$1,021.59	$1,017.95	$1,021.14
Expenses Paid During Period*	$5.14	$8.75	$3.38	$7.04	$3.83

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02%, 1.74%, 0.67%, 1.40%, and 0.76% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reﬂect the one-half year period).
22Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

Schedule of Investments  |  3/31/23
Shares		Value
	UNAFFILIATED ISSUERS — 99.5%
	Common Stocks — 97.8% of Net Assets
	Beverages — 3.2%
975,984	PepsiCo., Inc.	$ 177,921,883
	Total Beverages	$177,921,883

	Broadline Retail — 4.6%
2,415,789(a)	Amazon.com, Inc.	$ 249,526,846
	Total Broadline Retail	$249,526,846

	Capital Markets — 6.2%
2,674,856	Charles Schwab Corp.	$ 140,108,957
178,422	FactSet Research Systems, Inc.	74,061,188
1,218,683	Intercontinental Exchange, Inc.	127,096,450
	Total Capital Markets	$341,266,595

	Commercial Services & Supplies — 0.9%
683,568(a)	Copart, Inc.	$ 51,411,149
	Total Commercial Services & Supplies	$51,411,149

	Communications Equipment — 2.4%
458,942	Motorola Solutions, Inc.	$ 131,317,074
	Total Communications Equipment	$131,317,074

	Electrical Equipment — 1.9%
351,700	Eaton Corp. Plc	$ 60,260,278
143,376	Rockwell Automation, Inc.	42,073,687
	Total Electrical Equipment	$102,333,965

	Electronic Equipment, Instruments & Components — 5.8%
2,198,341	Amphenol Corp., Class A	$ 179,648,427
708,463	CDW Corp.	138,072,354
	Total Electronic Equipment, Instruments & Components	$317,720,781

	Energy Equipment & Services — 2.5%
2,797,139	Schlumberger, NV	$ 137,339,525
	Total Energy Equipment & Services	$137,339,525

	Entertainment — 1.5%
435,211	Electronic Arts, Inc.	$ 52,421,165
278,474(a)	Walt Disney Co.	27,883,602
	Total Entertainment	$80,304,767

	Financial Services — 8.7%
737,626	Mastercard, Inc., Class A	$ 268,060,665
The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2323

Schedule of Investments  |  3/31/23 (continued)
Shares		Value
	Financial Services — (continued)
563,116(a)	PayPal Holdings, Inc.	$ 42,763,029
728,974	Visa, Inc., Class A	164,354,478
	Total Financial Services	$475,178,172

	Health Care Equipment & Supplies — 3.1%
1,248,292(a)	Edwards Lifesciences Corp.	$ 103,271,197
269,710(a)	Intuitive Surgical, Inc.	68,902,814
	Total Health Care Equipment & Supplies	$172,174,011

	Hotels, Restaurants & Leisure — 2.7%
38,809(a)	Booking Holdings, Inc.	$ 102,937,380
311,760	Hilton Worldwide Holdings, Inc.	43,917,631
	Total Hotels, Restaurants & Leisure	$146,855,011

	Insurance — 3.1%
1,188,475	Progressive Corp.	$ 170,023,233
	Total Insurance	$170,023,233

	Interactive Media & Services — 7.6%
3,974,811(a)	Alphabet, Inc., Class C	$ 413,380,344
	Total Interactive Media & Services	$413,380,344

	Life Sciences Tools & Services — 6.0%
508,931	Danaher Corp.	$ 128,270,969
342,572	Thermo Fisher Scientific, Inc.	197,448,224
	Total Life Sciences Tools & Services	$325,719,193

	Machinery — 1.2%
276,324	Illinois Tool Works, Inc.	$ 67,271,078
	Total Machinery	$67,271,078

	Pharmaceuticals — 3.4%
546,740	Eli Lilly & Co.	$ 187,761,451
	Total Pharmaceuticals	$187,761,451

	Professional Services — 1.5%
441,697	Verisk Analytics, Inc.	$ 84,743,986
	Total Professional Services	$84,743,986

	Semiconductors & Semiconductor Equipment — 7.0%
1,006,836(a)	Advanced Micro Devices, Inc.	$ 98,679,996
373,867	NVIDIA Corp.	103,849,037
1,406,832	QUALCOMM, Inc.	179,483,627
	Total Semiconductors & Semiconductor Equipment	$382,012,660

	Software — 13.3%
383,625(a)	Adobe, Inc.	$ 147,837,566
76,668	Intuit, Inc.	34,180,894
The accompanying notes are an integral part of these financial statements.
24Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

Shares		Value
	Software — (continued)
1,500,283	Microsoft Corp.	$ 432,531,589
560,743(a)	Salesforce, Inc.	112,025,237
	Total Software	$726,575,286

	Specialty Retail — 6.5%
147,411(a)	O'Reilly Automotive, Inc.	$ 125,148,991
1,074,422	Ross Stores, Inc.	114,028,407
1,465,818	TJX Cos., Inc.	114,861,498
	Total Specialty Retail	$354,038,896

	Technology Hardware, Storage & Peripherals — 4.7%
1,548,827	Apple, Inc.	$ 255,401,572
	Total Technology Hardware, Storage & Peripherals	$255,401,572

	Total Common Stocks (Cost $2,715,964,457)	$5,350,277,478

Principal Amount USD ($)
	U.S. Government and Agency Obligations — 0.6% of Net Assets
30,000,000(b)	U.S. Treasury Bills, 4/4/23	$ 29,996,171
	Total U.S. Government and Agency Obligations (Cost $29,988,537)	$29,996,171

	SHORT TERM INVESTMENTS — 1.1% of Net Assets
	Repurchase Agreements — 0.7%
36,400,000	Bank of America, 4.81%, dated 3/31/23, to be purchased on 4/3/23 for $36,414,590, collateralized by $37,128,047 U.S. Treasury Note, 1.25%-2.0%, 6/30/24-8/31/24	$ 36,400,000
		$ 36,400,000

The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2325

Schedule of Investments  |  3/31/23 (continued)
Shares		Value
	Open-End Fund — 0.4%
23,052,599(c)	Dreyfus Government Cash Management, Institutional Shares, 4.71%	$ 23,052,599
		$ 23,052,599

	TOTAL SHORT TERM INVESTMENTS (Cost $59,452,599)	$59,452,599

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.5% (Cost $2,805,405,593)	$5,439,726,248
	OTHER ASSETS AND LIABILITIES — 0.5%	$ 28,844,955
	net assets — 100.0%	$5,468,571,203

(a)	Non-income producing security.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Rate periodically changes. Rate disclosed is the 7-day yield at March 31, 2023.
Purchases and sales of securities (excluding short-term investments) for the year ended March 31, 2023, aggregated $659,886,772 and $1,091,566,696, respectively.
At March 31, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $2,817,687,106 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,637,109,564
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(15,070,422)
Net unrealized appreciation	$2,622,039,142
The accompanying notes are an integral part of these financial statements.
26Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of March 31, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$5,350,277,478	$ —	$—	$5,350,277,478
U.S. Government and Agency Obligations	—	29,996,171	—	29,996,171
Repurchase Agreements	—	36,400,000	—	36,400,000
Open-End Fund	23,052,599	—	—	23,052,599
Total Investments in Securities	$ 5,373,330,077	$ 66,396,171	$ —	$ 5,439,726,248
During the year ended March 31, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2327

Statement of Assets and Liabilities  |  3/31/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $2,805,405,593)	$5,439,726,248
Cash	36,403,094
Receivables —
Fund shares sold	12,664,517
Dividends	2,191,059
Interest	257,228
Due from the Adviser	721
Other assets	71,416
Total assets	$5,491,314,283
LIABILITIES:
Payables —
Fund shares repurchased	$ 20,972,096
Distributions	1,196
Transfer agent fees	1,072,076
Management fees	268,497
Administrative expenses	155,261
Distribution fees	42,229
Accrued expenses	231,725
Total liabilities	$ 22,743,080
NET ASSETS:
Paid-in capital	$2,846,873,852
Distributable earnings	2,621,697,351
Net assets	$5,468,571,203
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,006,630,078/38,361,408 shares)	$ 26.24
Class C (based on $224,126,191/10,245,307 shares)	$ 21.88
Class K (based on $731,131,403/27,627,042 shares)	$ 26.46
Class R (based on $96,175,084/3,826,653 shares)	$ 25.13
Class Y (based on $3,410,508,447/127,467,626 shares)	$ 26.76
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $26.24 net asset value per share/100%-5.75% maximum sales charge)	$ 27.84
The accompanying notes are an integral part of these financial statements.
28Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

Statement of Operations FOR THE YEAR ENDED 3/31/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$46,927,851
Interest from unaffiliated issuers	310,207
Total Investment Income		$ 47,238,058
EXPENSES:
Management fees	$32,485,763
Administrative expenses	1,447,283
Transfer agent fees
Class A	971,101
Class C	178,176
Class K	5,762
Class R	246,221
Class Y	3,085,868
Distribution fees
Class A	2,481,945
Class C	2,620,499
Class R	472,868
Shareowner communications expense	235,035
Custodian fees	50,204
Registration fees	123,346
Professional fees	501,144
Printing expense	71,857
Officers' and Trustees' fees	348,455
Insurance expense	40,285
Miscellaneous	193,759
Total expenses		$ 45,559,571
Less fees waived and expenses reimbursed by the Adviser		(23,728)
Net expenses		$ 45,535,843
Net investment income		$ 1,702,215
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ 4,379,884
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ (430,738,196)
Net realized and unrealized gain (loss) on investments		$(426,358,312)
Net increase in net assets resulting from operations		$ (424,656,097)
The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2329

Statements of Changes in Net Assets
	Year Ended 3/31/23	Year Ended 3/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 1,702,215	$ (8,494,681)
Net realized gain (loss) on investments	4,379,884	899,724,189
Change in net unrealized appreciation (depreciation) on investments	(430,738,196)	(136,872,132)
Net increase (decrease) in net assets resulting from operations	$ (424,656,097)	$ 754,357,376
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($1.06 and $6.41 per share, respectively)	$ (40,524,950)	$ (220,439,180)
Class C ($1.06 and $6.41 per share, respectively)	(12,076,330)	(83,770,214)
Class K ($1.06 and $6.45 per share, respectively)	(28,722,503)	(170,015,835)
Class R ($1.06 and $6.41 per share, respectively)	(4,002,407)	(21,346,897)
Class Y ($1.06 and $6.42 per share, respectively)	(127,942,583)	(721,203,108)
Total distributions to shareowners	$ (213,268,773)	$(1,216,775,234)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 1,286,919,419	$ 1,166,360,816
Reinvestment of distributions	190,150,893	1,082,103,084
Cost of shares repurchased	(1,641,920,640)	(2,195,790,517)
In-kind redemptions	—	(118,841,723)
Net decrease in net assets resulting from Fund share transactions	$ (164,850,328)	$ (66,168,340)
Net decrease in net assets	$ (802,775,198)	$ (528,586,198)
NET ASSETS:
Beginning of year	$ 6,271,346,401	$ 6,799,932,599
End of year	$ 5,468,571,203	$ 6,271,346,401
The accompanying notes are an integral part of these financial statements.
30Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

	Year Ended 3/31/23 Shares	Year Ended 3/31/23 Amount	Year Ended 3/31/22 Shares	Year Ended 3/31/22 Amount
Class A
Shares sold	5,572,757	$ 141,439,708	5,916,957	$ 193,390,629
Reinvestment of distributions	1,426,771	35,355,376	6,120,527	190,042,360
Less shares repurchased	(8,270,446)	(210,553,850)	(8,283,604)	(270,947,644)
Net increase (decrease)	(1,270,918)	$ (33,758,766)	3,753,880	$ 112,485,345
Class C
Shares sold	777,200	$ 16,585,707	954,022	$ 27,190,474
Reinvestment of distributions	551,991	11,431,724	2,977,434	78,455,403
Less shares repurchased	(5,499,084)	(117,360,748)	(4,966,819)	(142,043,233)
Net decrease	(4,169,893)	$ (89,343,317)	(1,035,363)	$ (36,397,356)
Class K
Shares sold	6,058,204	$ 154,002,209	7,266,187	$ 257,346,721
Reinvestment of distributions	1,081,116	26,984,664	5,186,648	161,912,679
Less shares repurchased	(8,262,193)	(215,969,328)	(10,190,949)	(333,765,561)
Net increase (decrease)	(1,122,873)	$ (34,982,455)	2,261,886	$ 85,493,839
Class R
Shares sold	454,486	$ 11,063,987	575,060	$ 18,183,749
Reinvestment of distributions	152,300	3,620,180	703,930	21,082,679
Less shares repurchased	(747,578)	(18,143,975)	(810,799)	(25,924,419)
Net increase (decrease)	(140,792)	$ (3,459,808)	468,191	$ 13,342,009
Class Y
Shares sold	37,242,069	$ 963,827,808	20,581,872	$ 670,249,243
Reinvestment of distributions	4,467,470	112,758,949	19,986,382	630,609,963
Less shares repurchased	(42,011,533)	(1,079,892,739)	(41,837,910)	(1,423,109,660)
In-kind redemptions	—	—	(3,317,748)	(118,841,723)
Net decrease	(301,994)	$ (3,305,982)	(4,587,404)	$ (241,092,177)
The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2331

Financial Highlights
	Year Ended 3/31/23	Year Ended 3/31/22	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19
Class A
Net asset value, beginning of period	$ 29.25	$ 31.88	$ 22.43	$ 24.21	$ 22.66
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.03)	$ (0.09)	$ (0.03)(b)	$ 0.04	$ 0.06
Net realized and unrealized gain (loss) on investments	(1.92)	3.87	12.31	(0.36)	2.77
Net increase (decrease) from investment operations	$ (1.95)	$ 3.78	$ 12.28	$ (0.32)	$ 2.83
Distributions to shareowners:
Net investment income	$ —	$ —	$ —	$ (0.01)	$ (0.05)
Net realized gain	(1.06)	(6.41)	(2.83)	(1.45)	(1.23)
Total distributions	$ (1.06)	$ (6.41)	$ (2.83)	$ (1.46)	$ (1.28)
Net increase (decrease) in net asset value	$ (3.01)	$ (2.63)	$ 9.45	$ (1.78)	$ 1.55
Net asset value, end of period	$ 26.24	$ 29.25	$ 31.88	$ 22.43	$ 24.21
Total return (c)	(6.44)%	10.70%	55.55%	(2.17)%	12.90%
Ratio of net expenses to average net assets	1.02%	1.00%	1.04%	1.07%	1.09%
Ratio of net investment income (loss) to average net assets	(0.13)%	(0.26)%	(0.10)%	0.16%	0.25%
Portfolio turnover rate	12%	18%(d)	24%	23%(d)	26%
Net assets, end of period (in thousands)	$1,006,630	$1,159,356	$1,143,970	$805,102	$1,042,168
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.
The accompanying notes are an integral part of these financial statements.
32Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

	Year Ended 3/31/23	Year Ended 3/31/22	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19
Class C
Net asset value, beginning of period	$ 24.76	$ 28.01	$ 20.07	$ 21.93	$ 20.73
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.18)	$ (0.28)	$ (0.21)(b)	$ (0.12)(b)	$ (0.08)(b)
Net realized and unrealized gain (loss) on investments	(1.64)	3.44	10.98	(0.29)	2.51
Net increase (decrease) from investment operations	$ (1.82)	$ 3.16	$ 10.77	$ (0.41)	$ 2.43
Distributions to shareowners:
Net realized gain	$ (1.06)	$ (6.41)	$ (2.83)	$ (1.45)	$ (1.23)
Total distributions	$ (1.06)	$ (6.41)	$ (2.83)	$ (1.45)	$ (1.23)
Net increase (decrease) in net asset value	$ (2.88)	$ (3.25)	$ 7.94	$ (1.86)	$ 1.20
Net asset value, end of period	$ 21.88	$ 24.76	$ 28.01	$ 20.07	$ 21.93
Total return (c)	(7.10)%	9.91%	54.53%	(2.81)%	12.12%
Ratio of net expenses to average net assets	1.74%	1.71%	1.72%	1.74%	1.73%
Ratio of net investment income (loss) to average net assets	(0.86)%	(0.98)%	(0.79)%	(0.51)%	(0.39)%
Portfolio turnover rate	12%	18%(d)	24%	23%(d)	26%
Net assets, end of period (in thousands)	$224,126	$356,963	$432,822	$372,488	$444,786
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.
The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2333

Financial Highlights  (continued)
	Year Ended 3/31/23	Year Ended 3/31/22	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19
Class K
Net asset value, beginning of period	$ 29.39	$ 31.94	$ 22.43	$ 24.21	$ 22.68
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.06	$ 0.03(b)	$ 0.08	$ 0.15	$ 0.16
Net realized and unrealized gain (loss) on investments	(1.93)	3.87	12.34	(0.36)	2.76
Net increase (decrease) from investment operations	$ (1.87)	$ 3.90	$ 12.42	$ (0.21)	$ 2.92
Distributions to shareowners:
Net investment income	$ —	$ (0.04)	$ (0.08)	$ (0.12)	$ (0.16)
Net realized gain	(1.06)	(6.41)	(2.83)	(1.45)	(1.23)
Total distributions	$ (1.06)	$ (6.45)	$ (2.91)	$ (1.57)	$ (1.39)
Net increase (decrease) in net asset value	$ (2.93)	$ (2.55)	$ 9.51	$ (1.78)	$ 1.53
Net asset value, end of period	$ 26.46	$ 29.39	$ 31.94	$ 22.43	$ 24.21
Total return (c)	(6.14)%	11.08%	56.21%	(1.78)%	13.39%
Ratio of net expenses to average net assets	0.67%	0.66%	0.65%	0.66%	0.66%
Ratio of net investment income (loss) to average net assets	0.22%	0.09%	0.28%	0.58%	0.68%
Portfolio turnover rate	12%	18%(d)	24%	23%(d)	26%
Net assets, end of period (in thousands)	$731,131	$844,949	$846,019	$639,430	$680,094
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.
The accompanying notes are an integral part of these financial statements.
34Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

	Year Ended 3/31/23	Year Ended 3/31/22	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19
Class R
Net asset value, beginning of period	$ 28.17	$ 31.03	$ 21.95	$ 23.79	$ 22.31
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.13)	$ (0.21)	$ (0.13)(b)	$ (0.04)(b)	$ (0.01)(b)
Net realized and unrealized gain (loss) on investments	(1.85)	3.76	12.04	(0.35)	2.72
Net increase (decrease) from investment operations	$ (1.98)	$ 3.55	$ 11.91	$ (0.39)	$ 2.71
Distributions to shareowners:
Net realized gain	$ (1.06)	$ (6.41)	$ (2.83)	$ (1.45)	$ (1.23)
Total distributions	$ (1.06)	$ (6.41)	$ (2.83)	$ (1.45)	$ (1.23)
Net increase (decrease) in net asset value	$ (3.04)	$ (2.86)	$ 9.08	$ (1.84)	$ 1.48
Net asset value, end of period	$ 25.13	$ 28.17	$ 31.03	$ 21.95	$ 23.79
Total return (c)	(6.80)%	10.22%	55.07%	(2.50)%	12.52%
Ratio of net expenses to average net assets	1.40%	1.40%	1.39%	1.40%	1.39%
Ratio of net investment income (loss) to average net assets	(0.51)%	(0.66)%	(0.46)%	(0.17)%	(0.04)%
Portfolio turnover rate	12%	18%(d)	24%	23%(d)	26%
Net assets, end of period (in thousands)	$96,175	$111,781	$108,568	$85,892	$114,781
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.43%	1.40%	1.39%	1.42%	1.39%
Net investment income (loss) to average net assets	(0.54)%	(0.66)%	(0.46)%	(0.19)%	(0.04)%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.
The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2335

Financial Highlights  (continued)
	Year Ended 3/31/23	Year Ended 3/31/22	Year Ended 3/31/21	Year Ended 3/31/20	Year Ended 3/31/19
Class Y
Net asset value, beginning of period	$ 29.73	$ 32.25	$ 22.63	$ 24.42	$ 22.86
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.03	$ (0.01)	$ 0.05	$ 0.12	$ 0.14
Net realized and unrealized gain (loss) on investments	(1.94)	3.91	12.45	(0.36)	2.79
Net increase (decrease) from investment operations	$ (1.91)	$ 3.90	$ 12.50	$ (0.24)	$ 2.93
Distributions to shareowners:
Net investment income	$ —	$ (0.01)	$ (0.05)	$ (0.10)	$ (0.14)
Net realized gain	(1.06)	(6.41)	(2.83)	(1.45)	(1.23)
Total distributions	$ (1.06)	$ (6.42)	$ (2.88)	$ (1.55)	$ (1.37)
Net increase (decrease) in net asset value	$ (2.97)	$ (2.52)	$ 9.62	$ (1.79)	$ 1.56
Net asset value, end of period	$ 26.76	$ 29.73	$ 32.25	$ 22.63	$ 24.42
Total return (b)	(6.20)%	10.97%	56.06%	(1.89)%	13.28%
Ratio of net expenses to average net assets	0.76%	0.76%	0.76%	0.76%	0.77%
Ratio of net investment income (loss) to average net assets	0.13%	(0.03)%	0.18%	0.47%	0.58%
Portfolio turnover rate	12%	18%(c)	24%	23%(c)	26%
Net assets, end of period (in thousands)	$3,410,508	$3,798,296	$4,268,553	$3,232,510	$3,563,173
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.
The accompanying notes are an integral part of these financial statements.
36Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

Notes to Financial Statements  |  3/31/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer Fundamental Growth Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as ammended (the "1940 Act") as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollarweighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date.
Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”).
Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2337

contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
38Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2339

net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Federal Income Taxes
It is the Fund 's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At March 31, 2023, the Fund was permitted to carry forward indefinitely $2,017,329 of short-term losses and $0 of long-term losses.
The tax character of distributions paid during the years ended March 31, 2023 and March 31, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$ 11,767,976	$ 25,708,852
Long-term capital gains	201,500,797	1,191,066,382
Total	$213,268,773	$1,216,775,234
40Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 1,675,538
Capital loss carryforward	(2,017,329)
Net unrealized appreciation	2,622,039,142
Total	$2,621,697,351
The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.
D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $63,838 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2023.
E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2341

military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to
42Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the Fund invests at least 80% of its net assets in equity securities of large companies. Large companies may fall out of favor with investors and underperform the overall equity market.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers,
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2343

retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyberattacks.
As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses and any available capital loss carryforwards in any fiscal year, it generally will be required to distribute that excess to shareholders. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment but had not been realized at that time, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you. You should consult your tax adviser about the tax consequences of your investment in the Fund.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
G.	Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral,
44Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements at March 31, 2023 are disclosed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion, 0.60% of the next $6.5 billion of the Fund’s average daily net assets and 0.55% of the Fund’s average daily net assets over $7.5 billion. For the year ended March 31, 2023, the effective management fee was equivalent to 0.61% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions and acquired fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.40% of the average daily net assets attributable to Class R. This expense limitation is in effect through August 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Fees waived and expenses reimbursed during the year ended March 31, 2023 are reflected on the Statement of Operations. There is no expense limitation arrangement for Class A, Class C, Class K or Class Y shares.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2345

to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended March 31, 2023, the Fund paid $348,455 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At March 31, 2023, on its Statement of Assets and Liabilities, the Fund did not have a payable for Trustees' fees and had a payable for administrative expenses of $155,261, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended March 31, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 75,163
Class C	22,677
Class K	23,713
Class R	3,359
Class Y	110,123
Total	$ 235,035
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services.
46Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

The Fund also has adopted a separate service plan for Class R shares (“Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended March 31, 2023, CDSCs in the amount of $15,802 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2023, the Fund had no borrowings under the credit facility.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2347

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust X and the Shareholders of Pioneer Fundamental Growth Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Fundamental Growth Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust X (the “Trust”)), including the schedule of investments, as of March 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Fundamental Growth Fund (one of the funds constituting Pioneer Series Trust X) at March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
48Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
May 25, 2023
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2349

Additional Information (unaudited)
For the year ended March 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.
The Fund designated $201,500,797 as long-term capital gains distributions during the year ended March 31, 2023. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100.00%.
50Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2351

Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
52Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (78) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2353

Independent Trustees (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (66) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (74) Trustee	Trustee since 2002. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
54Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2355

Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (60)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (64)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
56Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

Fund Officers
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director – Trustee and Board Relationships of Amundi US since September 2019; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (57) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (64) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Antonio Furtado (40) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Pioneer Fundamental Growth Fund | Annual Report | 3/31/2357

Fund Officers (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
58Pioneer Fundamental Growth Fund | Annual Report | 3/31/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 19341-17-0523

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $97,986 payable to Ernst & Young LLP for the year ended March 31, 2023 and $ 91,150 for the year ended March 31, 2022.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2023 or 2022.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $28,430 and $26,447 during the fiscal years ended March 31, 2023 and 2022, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2023 or 2022.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES

Services which are not prohibited under Rule

210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)

• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES

Services which are not prohibited by the Rule,

if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.

• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1.  Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2.  Financial information systems design and implementation*

3.  Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4.  Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5.  Internal audit outsourcing services*

6.  Management functions or human resources

7.  Broker or dealer, investment advisor, or investment banking services

8.  Legal services and expert services unrelated to the audit

9.  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s/Fund’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31, 2023 and 2022, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $28,430 and $26,447 during the fiscal years ended March 31, 2023 and 2022, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section  906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust X

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date June 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date June 5, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date June 5, 2023

* Print the name and title of each signing officer under his or her signature.